SCHEDULE 14C INFORMATION STATEMENT

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

[X]  Filed by the Registrant

[  ]  Filed by a Party other than the Registrant

Check the appropriate box:

[  ] Preliminary Information Statement

[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Information Statement

Pacific Technology, Inc.

Commission File Number:

Payment of Filing Fee (Check the appropriate box):

[  ] No fee required

[X] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)   Title of each class of securities to which transactionapplies: Common Stock

(2)   Aggregate number of securities to which transaction applies: 12,508,000

(3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): The filing fee is based upon the sum of (a) 6,863,000 shares of Common Stock issued to holders of Iempower common stock, (b) 2,136,567 warrants to acquire shares of Common Stock issued to holders of warrants to acquire Iempower common stock, (c) 2,650,000 shares of Common Stock issued to investors in connection with a private placement transaction, (d) 500,000 warrants to acquire shares of Common Stock issued to said investors, and (e) 358,000 warrants to acquire shares of Common Stock issued to one or more entities as fees for professional services, in each of (a) through (e) in connection with the share exchange more particularly described in this Information Statement, and one third of the par value of a share of our Common Stock, $0.001 par value per share, making the transaction value equal to $4,169.33. Pursuant to Section 14(g) of the Exchange Act, the fee was determined by multiplying the aggregate value of the transaction by 0.000184.

(4)   Proposed maximum aggregate value of transaction: $4,169.33

(5)   Total fee paid: $0.76

[X] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount Previously Paid: $0.76

Form, Schedule or Registration Statement No.: PRE 14C

Filing Party: Pacific Technology, Inc.

Date Filed: June 4, 2004

Pacific Technology, Inc.
26586 Guadiana
Mission Viejo, California 92691

NOTICE OF ACTION TAKEN BY
WRITTEN CONSENT OF MAJORITY
STOCKHOLDERS

DEAR STOCKHOLDERS:

We are writing to advise you that we have:

(1) Entered into a Share Exchange Agreement dated as of April 13, 2004 with Iempower, Inc., a privately-held Delaware corporation doing business as MyRichUncle (“Iempower”) and its stockholders. At the closing of the exchange of shares provided for by this agreement (the “Share Exchange”), we will acquire all of the outstanding shares of capital stock of Iempower, making Iempower a wholly-owned subsidiary of ours. Pursuant to the proposed Share Exchange, we have also approved and authorized the following:

  the issuance, at the closing of the Share Exchange, of 6,863,433 shares of our common stock to the stockholders of Iempower;

  the issuance, at the closing of the Share Exchange, of 2,136,567 common stock purchase warrants to the warrant holders of Iempower, each warrant exercisable to purchase one share of our common stock, such warrants having a weighted average exercise price of $0.45 per share; and

  the sale of 2,650,000 units, at a price of $1.60 per unit in a private placement transaction (the “Private Placement”), each unit consisting of one share of our common stock and, for each five and three tenths (5.3) units purchased in that Private Placement, one three-year callable warrant to purchase one share of our common stock at a price of $2.00 per share.
(2) Entered into a Stock Purchase Agreement, dated as of May 28, 2004, with four of our principal stockholders involving the sale of our wholly-owned Nevada subsidiary, Pacific Technology, Inc., to those stockholders in exchange for 9,325,000 shares of our common stock (the “Subsidiary Exchange”);

(3) Authorized, approved and adopted an amendment to our Certificate of Incorporation to change our name from Pacific Technology, Inc. to MRU Holdings, Inc. (the “Amendment”); and

(4) Authorized, approved and adopted the Pacific Technology, Inc. 2004 Omnibus Incentive Plan (the “Plan”) pursuant to which our board of directors is given the ability to provide incentives through the issuance of options, stock, restricted stock, and other stock-based awards to certain employees and non-employee service providers.

We also are advising you that, effective upon the closing of the Share Exchange, Stanley McCrosky and Eric Becker will resign from our board of directors, leaving only Rod Cabahug, and all of our current executive officers will resign from their respective positions. Four persons who are directors of Iempower will become members of our board of directors. Thereafter, Rod Cabahug will resign and a fifth director will be appointed.

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We believe that the foregoing transactions are in our best interest.

No action is required by you. The accompanying information statement is furnished only to inform you of the actions described above before they take effect in accordance with Rule 14c-2 promulgated under the Securities Act of 1934, as amended. This information statement is being mailed to you on or about June 14, 2004.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PLEASE NOTE THAT OUR CONTROLLING STOCKHOLDERS HAVE VOTED TO APPROVE THE SHARE EXCHANGE (INCLUDING THE NEW SHARE ISSUANCE, THE NEW WARRANT ISSUANCE, THE PRIVATE PLACEMENT AND THE MANAGEMENT CHANGES), THE AMENDMENT AND THE ADOPTION OF THE PLAN. IN ADDITION TO OUR CONTROLLING STOCKHOLDERS, FOUR ADDITIONAL STOCKHOLDERS WHO TOGETHER WITH THE CONTROLLING STOCKHOLDERS OWN IN EXCESS OF NINETY PERCENT OF OUR COMMON STOCK HAVE VOTED TO APPROVE THE SUBSIDIARY EXCHANGE. THE NUMBER OF VOTES HELD BY THESE STOCKHOLDERS ARE SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR THESE ACTIONS, AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE ACTIONS.

By order of the Board of Directors,

/s/Roderick Cabahug

President
Mission Viejo, California
June 14, 2004

Pacific Technology, Inc.
26586 Guadiana
Mission Viejo, California 92691

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INFORMATION STATEMENT REGARDING
ACTION TAKEN BY WRITTEN CONSENT OF
MAJORITY OF STOCKHOLDERS

We are furnishing this Information Statement to you to provide you with information and a description of the actions taken by written consent of stockholders owning a majority of our voting shares as of April 13, 2004 and May 28, 2004 in accordance with the Delaware General Corporation Law (the “DGCL”). These actions were taken by Roderick Cabahug, Stanley McCrosky, Ryan Neeley and Michelle Mirrotto, our majority stockholders (the “Principal Stockholders”), who together own 74.3% of our outstanding common stock. In addition to the Principal Stockholders who have approved these actions, four other stockholders who together with the Principal Stockholders own 90.3% of our outstanding common stock have approved the Subsidiary Exchange. As a result, holders owning in excess of the required number of shares necessary for the adoption of the actions, have consented to the actions.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being mailed on or about June 14, 2004 to our common stockholders of record as at the close of business on April 13, 2004. The Information Statement is being delivered only to inform you of the corporate actions described herein before they take effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended.

We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of our common stock.

We will only deliver one Information Statement to multiple stockholders sharing an address unless we have received contrary instructions from one or more of such stockholders. Upon written or oral request, we will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address:

Pacific Technology, Inc.
26586 Guadiana
Mission Viejo, California 92691

GENERAL

Our board of directors has unanimously, subject to stockholder approval, authorized and approved the following actions:

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(1) Our entering into a Share Exchange Agreement dated as of April 13, 2004 with Iempower, Inc., a privately-held Delaware corporation (“Iempower”) and its stockholders. At the closing of the exchange of shares provided for by this agreement (the “Share Exchange”), we will acquire all of the outstanding shares of capital stock of Iempower, making Iempower a wholly-owned subsidiary of ours. Pursuant to the proposed Share Exchange, our board has also approved and authorized the following:

  the issuance, at the closing of the Share Exchange, of 6,863,433 shares of our common stock to the stockholders of Iempower;

  the issuance, at the closing of the Share Exchange, of 2,136,567 common stock purchase warrants to the warrant holders of Iempower, each warrant exercisable to purchase one share of our common stock, such warrants having a weighted average exercise price of $0.45 per share; and

  the sale of 2,650,000 units, at a price of $1.60 per unit in a private placement transaction (the “Private Placement”), each unit consisting of one share of our common stock and, for each five and three tenths (5.3) units purchased in that Private Placement, one three-year callable warrant to purchase one share of our common stock at a price of $2.00 per share.
(2) Our entering into a Stock Purchase Agreement, dated as of May 28, 2004, with four of our principal stockholders involving the sale of our wholly-owned Nevada subsidiary, Pacific Technology, Inc. (the “Subsidiary”), to those stockholders in exchange for 9,325,000 shares of our common stock (the “Subsidiary Exchange”);

(3) An amendment to our Certificate of Incorporation to change our name from Pacific Technology, Inc. to MRU Holdings, Inc. (the “Amendment”); and

(4) Adopting the Pacific Technology, Inc. 2004 Omnibus Incentive Plan (the “Plan”) pursuant to which the board of directors is given the ability to provide incentives through the issuance of options, stock, restricted stock, and other stock-based awards to certain of our employees and non-employee service providers.

Pursuant to a written consent dated as of April 13, 2004, Roderick Cabahug, Stanley McCrosky, Ryan Neeley and Michelle Mirrotto, our majority stockholders (the “Principal Stockholders”), who together own 74.3% of our outstanding common stock, approved the Share Exchange, the Subsidiary Exchange, and the Private Placement. Pursuant to a written consent dated May 28, 2004 the Principal Stockholders approved the Amendment and the Plan. Pursuant to a written consent dated May 28, 2004, in addition to the Principal Stockholders who have approved the foregoing actions, four other stockholders who together with the Principal Stockholders own 90.3% of our outstanding common stock have approved the Subsidiary Exchange. As a result, holders owning in excess of the required number of shares necessary for the adoption of the actions, have consented to the actions.

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FIRST ACTION
SHARE EXCHANGE

PURPOSE OF THE SHARE EXCHANGE

The purpose of the Share Exchange is to increase stockholder value by acquiring Iempower which currently conducts its business under the trade name MyRichUncle, and to succeed to Iempower’s business as a specialty finance company that provides students with funds for higher education or facilitates the same.

Upon completing the Share Exchange, we will discontinue the Subsidiary’s operations as a reseller of CD-R equipment and DVD-R products and services and other computer accessories and peripherals by completing a stock purchase agreement with the Principal Stockholders, all of whom are past or current members of our management or our promoters. Under that agreement, we will sell to the Principal Stockholders all of the outstanding shares of capital stock of the Subsidiary in exchange for 9,325,000 shares of our common stock that they currently hold, which we will cancel upon receipt and which will return to the status of authorized but unissued shares. Our board of directors has determined that the business of Iempower holds materially greater potential for return to our stockholders than does the resale of CD-R equipment and DVD-R products and services. The equipment that the Subsidiary has been attempting to sell is subject to variances in consumer taste, obsolescence and highly competitive pricing. Although our board of directors was aware of and considered the many risk factors involved in Iempower and its business plan, which risk factors appear below in this Information Statement under “Risk Factors,” our board concluded that the returns from the Iempower business could be superior to those of the Subsidiary’s business. Because we believe that we do not have sufficient resources to finance and operate two businesses concurrently and because the two businesses do not complement each other or provide synergies to each other, our board determined to dispose of the Subsidiary and accepted the offer of the Principal Stockholders (two of whom are members of our board) to acquire the Subsidiary for approximately 80% of our outstanding common stock, before giving effect to the Share Exchange. As of March 31, 2004 the date of our last unaudited balance sheet, our net loss from operations was approximately $36,394 with principal assets of $138,119 of cash and other current assets and current liabilities of $177,096. Our operations are solely conducted through the Subsidiary. The aggregate market value as of April 13, 2004 of our outstanding common stock was approximately ($0.003) per share. Our board of directors has approved the Exchange Agreement and has recommended its approval by our stockholders. The Company’s board of directors did not obtain a fairness opinion in connection with the Share Exchange.

PROCEDURE FOR APPROVAL OF EXCHANGE AGREEMENT; VOTE REQUIRED

We are incorporated in the State of Delaware. Under the DGCL any action that may be taken at a meeting of the stockholders may also be taken without a meeting and without prior notice if the holders of a majority of the outstanding shares entitled to vote sign a written consent that sets forth the action so taken. Prompt notice of the action so taken must be given to those stockholders who have not consented in writing and who had the right to vote on the matter as to which consent had been solicited. Because we are deemed to be a “foreign corporation” under Section 2115 the Corporations Code of the State of California (the “California Corporations Code”), however, the holders of a majority of our outstanding shares entitled to vote must approve the Exchange Agreement and the exchange of shares with Iempower that is to occur under that agreement.

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On April 13, 2004, the record date for determination of the stockholders entitled to receive this Information Statement, there were 12,925,000 shares of common stock outstanding and entitled to vote on the Share Exchange. The holders of our common stock are entitled to one vote for each share held of record on all matters submitted to a vote of our stockholders. On April 13, 2004, our board, by its unanimous written consent, adopted resolutions approving our entering into the Share Exchange Agreement. By action of written consent, dated as of April 13, 2004, the Principal Stockholders approved our entering into the Share Exchange Agreement. The Principal Stockholders collectively own 74.3% of our outstanding common stock, in excess of the 50% required to approve the transactions relating to the exchange of Iempower shares for purposes of the California Corporations Code.

EFFECTIVE DATE OF THE SHARE EXCHANGE

The Share Exchange will occur upon the satisfaction of the conditions to closing contained in the Share Exchange Agreement, including:
  the sale to the investors that have agreed to invest in the private offering of 2,650,000 shares of our common stock and warrants to purchase 500,000 shares of our common stock;

  the closing of the Subsidiary Exchange;

  the making of all necessary filings with the Securities and Exchange Commission;

  the execution of lock-up agreements between us and all of Iempower’s officers, directors and more than 5% stockholders;

  the accuracy of representations and warranties made by the parties; and

  the absence of a material adverse change to our business or the business of Iempower.
For a complete list of the conditions to the closing of the Share Exchange Agreement, please see the Share Exchange Agreement, a copy of which is attached hereto as Exhibit A.

DISSENTERS’ RIGHTS
We are a Delaware corporation and are governed by the DGCL. Under the DCGL, holders of our voting securities are not entitled to dissenters’ rights with respect to the Share Exchange Agreement. Because we also are a “foreign corporation” under the California Corporations Code, however, we are subject to various requirements of California’s corporate law, including those provisions that grant dissenters’ rights in conjunction with the transactions such as the Share Exchange that involve a reorganization of a corporation. The California Corporations Code provides that, as to a “foreign corporation,” the provisions of the California Corporations Code must prevail over the provisions of the corporate law of the state of incorporation. For information regarding your rights as a dissenting stockholder, see “Dissenters’ Appraisal Rights” below in this Information Statement.

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INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the Share Exchange that is not shared by all other stockholders of ours, other than through the Subsidiary Exchange.

For more information regarding the interest of certain of our officers and directors in the Subsidiary Exchange, see “Subsidiary Exchange” below in this Information Statement.

SECOND ACTION
SUBSIDIARY EXCHANGE

PURPOSE OF THE SUBSIDIARY EXCHANGE

Pursuant to the Subsidiary Exchange, at the time that we close the Share Exchange we will sell all of the outstanding shares of capital stock in the Subsidiary to the Principal Stockholders. In exchange, the Principal Stockholders will deliver to us 9,325,000 shares of our common stock for cancellation. As a result of the Subsidiary Exchange, we will discontinue our operations as a reseller of CD-R equipment and DVD-R products and services and other computer accessories and peripherals.

PROCEDURE FOR APPROVAL OF THE SUBSIDIARY EXCHANGE; VOTE REQUIRED

The Subsidiary Exchange is a sale by us of substantially all of our assets. Therefore, in order for us to enter into the Stock Purchase Agreement, the California Corporations Code requires that the Stock Purchase Agreement must be approved by the holders of at least 90% of our outstanding shares entitled to vote. Moreover, under the DGCL, in order for the Subsidiary Exchange to not be subject to rescission as a transaction between a corporation and its officers and directors, the holders of at least a majority of the shares must vote to approve or consent to the transaction. Under the DGCL, any action that may be taken at a meeting of the stockholders may be taken without a meeting and without prior notice if the holders of a majority of the outstanding shares entitled to vote sign a written consent that sets forth the action so taken and if prompt notice of the action taken is given to those stockholders who have not consented in writing and who had the right to vote on the matter as to which consent had been solicited.

On April 13, 2004, the record date for determination of our stockholders entitled to receive this Information Statement, there were 12,925,000 shares of our common stock outstanding and entitled to vote on the Subsidiary Exchange. The holders of our common stock are entitled to one vote for each share held of record on all matters submitted to a vote of our stockholders. We required the affirmative vote of at least 90% of the outstanding shares of our common stock to approve the Subsidiary Exchange. On April 13, 2004, our board, by its unanimous written consent, adopted resolutions approving the Stock Purchase Agreement. By written consent, as of dated May 28, 2004, the Principal Stockholders and four other stockholders, who collectively own 11,678,000 shares, or 90.3%, of our outstanding common stock, consented to the Subsidiary Exchange. As a result, the holders of more than the necessary number of shares approved the Subsidiary Exchange, both as a sale of assets under the California Corporations Code and as a transaction with interested directors under the DGCL.

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As a result of the approval, under the DGCL, once notice of the Subsidiary Exchange has been given to the stockholders who have not consented to the Subsidiary Exchange, the Stock Purchase Agreement will not be void or voidable solely because the agreement is with members of our board of directors or because the interested directors were present at or participated in the board’s approval of the Subsidiary Exchange or because the votes of the interested directors were counted for the purpose of approving the Subsidiary Exchange. The fact that the members of the board who approved the Subsidiary Exchange also consented as stockholders to the approval of the Subsidiary Exchange does not make the transaction void or voidable as long as the material facts as to the relationship to or interest in the Subsidiary Exchange has been disclosed to the stockholders in the process of seeking consent of the stockholders. One purpose of this Information Statement is to present the material facts relating to the Subsidiary Exchange.

EFFECTIVE DATE OF THE SUBSIDIARY EXCHANGE

The Subsidiary Exchange will become effective upon satisfaction of the conditions contained in the Stock Purchase Agreement, including the delivery by the Principal Stockholders of 9,325,000 shares of our common stock for cancellation and the closing of the Share Exchange as well as satisfying the waiting period provided by Rule 14c-2 under the Securities Exchange Act of 1934, as amended. Pursuant to Rule 14c-2, the Subsidiary Exchange may not be declared effective until a date at least 20 days after the date on which this Information Statement has been mailed to the stockholders. We intend to mail this Information Statement on or about June 14, 2004. For a complete list of the conditions to the closing of the Stock Purchase Agreement, please see the Stock Purchase Agreement, a copy of which is attached hereto as Exhibit B .

DISSENTERS’ RIGHTS

We are a Delaware corporation and are governed by the DGCL. Under the DCGL, holders of our voting securities are not entitled to dissenters’ rights with respect to the Stock Purchase Agreement. Because we also are a “foreign corporation” under the California Corporations Code, however, we are subject to various requirements of California’s corporate law, including those provisions that grant dissenters’ rights in conjunction with the transactions such as the Stock Purchase Agreement that provide for a sale of all, or substantially all, of the assets of a foreign corporation. The California Corporations Code provides that, as to a “foreign corporation,” the provisions of the California Corporations Code must prevail over the provisions of the corporate law of the state of incorporation. For information regarding your rights as a dissenting stockholder, see “Dissenters’ Appraisal Rights” below in this Information Statement.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

The Subsidiary Exchange involves the sale of the Subsidiary to the Principal Stockholders. Two of the Principal Stockholders, Messrs. McCrosky and Cabahug currently serve as our officers and directors. Ms. Mirrotto served as an officer and director of ours until March 28, 2003. Mr. Neely is a former promoter and principal stockholder of ours and is the husband of Ms. Mirrotto. We acquired the Subsidiary on March 28, 2003 by issuing 6,030,000 shares of our common stock to Mr. Greg Morris and Messrs. Cabahug and McCrosky in exchange for 100% of the outstanding stock of the Subsidiary.

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The Principal Stockholders, together with four other of our stockholders, approved the Stock Purchase Agreement on May 28, 2004. Under that agreement, upon the surrender of 9,325,000 shares of our common stock in exchange for 100% of the shares of the Subsidiary, the Principal Stockholders will own 100% of the Subsidiary. No other stockholder of ours will thereafter have any interest in the Subsidiary. For information regarding the Subsidiary’s net worth and assets, see “Purpose of the Share Exchange” above in this Information Statement.
THIRD ACTION
AMENDMENT TO CHANGE NAME

PURPOSE OF CHANGE IN NAME OF THE CORPORATION

Our board of directors believes it is desirable to amend our Certificate of Incorporation to change our name to “MRU Holdings, Inc.” to reflect our new business following the closing to occur under the Share Exchange Agreement. Iempower, Inc., the company whose stock we will acquire in the Share Exchange, currently does business as MyRichUncle. MRU Holdings is reflective of the MyRichUncle business.

PROCEDURE FOR APPROVAL OF NAME CHANGE; VOTE REQUIRED

The DGCL requires that, for us to amend our Certificate of Incorporation, our board of directors and the holders of a majority of our outstanding shares entitled to vote must approve the amendment. Under the DGCL, any action that may be taken at a meeting of the stockholders may be taken without a meeting and without prior notice if the holders of a majority of the outstanding shares entitled to vote sign a written consent that sets forth the action so taken.

On April 13, 2004, the record date for determination of the stockholders entitled to receive this Information Statement, there were 12,925,000 shares of common stock outstanding and entitled to vote. The holders of our common stock are entitled to one vote for each share held of record on all matters submitted to a vote of our stockholders. We require the affirmative vote of at least a majority of our outstanding common stock to approve the name change. By its unanimous written consent dated May 28, 2004, our board adopted resolutions approving an amendment to our Certificate of Incorporation to effect the name change. By action of written consent, dated May 28, 2004, the Principal Stockholders, who hold 74.3% of our outstanding common stock, approved the name change.

EFFECTIVE DATE OF THE AMENDMENT

The amendment to our Certificate of Incorporation will become effective upon the filing with the Delaware Secretary of State of a certificate of amendment to our Certificate of Incorporation changing our name to MRU Holdings, Inc., in the form attached as Exhibit C to this Information Statement. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, we are not permitted to file the Amendment until a date at least 20 days after the date on which this Information Statement has been mailed to the stockholders. We intend to mail this Information Statement on or about June 14, 2004. We intend to file the Amendment 20 days after this Information Statement is first mailed to stockholders.

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EFFECT ON CERTIFICATES EVIDENCING SHARES OF PACIFIC TECHNOLGY, INC. STOCK

The change in our name from Pacific Technology, Inc. to MRU Holdings, Inc. will be reflected in our stock records by book-entry. For those stockholders that hold physical certificates, please do not destroy or send to us your common stock certificates. Those certificates will remain valid for the number of shares shown thereon, and should be carefully preserved by you.

DISSENTERS’ RIGHTS

Holders of our voting securities are not entitled to dissenters’ rights with respect to the Amendment.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, person who is expected to be appointed as a director, and no associate of any director, executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed Amendment, that is not shared by all other stockholders of ours.

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FOURTH ACTION
ADOPTION OF PLAN

PURPOSE OF ADOPTING THE PLAN

Our board of directors believes it is desirable to adopt an equity based compensation plan to provide incentives to increase stockholder value, and to attract, motivate, and retain the highest qualified employees. The Pacific Technology, Inc. 2004 Omnibus Incentive Plan gives the board of directors the ability to provide incentives through grants or awards of stock options, restricted stock awards, restricted stock units, performance grants, stock awards, and stock appreciation rights (collectively, “Incentive Awards”) to our present and future employees and our subsidiaries. Outside directors, consultants and other service providers to the Company are eligible to receive Incentive Awards under the Plan.

DESCRIPTION OF THE PLAN

The following summary of the material aspects of the Plan is qualified in its entirety by reference to the full text of the Plan, a copy of which is set forth as Exhibit D to this Information Statement. Unless otherwise specified, capitalized terms used in this discussion have the meanings assigned to them in the Plan.

Stock Subject to Plan - Adjustments

After obtaining stockholder approval, the board reserved a total of 1,500,000 shares of Common Stock for issuance under the Plan. If an Incentive Award expires or terminates unexercised or is forfeited, or if any shares are surrendered to us in connection with an Incentive Award, the shares subject to such award and the surrendered shares will become available for further awards under the Plan.

Shares issued under the Plan through the settlement, assumption or substitution of outstanding awards or obligations to grant future awards as a condition of acquiring another entity will not reduce the maximum number of shares available under the Plan. In addition, the number of shares subject to the Plan, any number of shares subject to any numerical limit in the Plan, and the number of shares and terms of any Incentive Award may be adjusted in the event of any change in the outstanding Common Stock by reason of any stock dividend, spin-off, split-up, stock split, reverse stock split, recapitalization, reclassification, merger, consolidation, liquidation, business combination or exchange of shares or similar transaction.

Limitations on Incentive Awards

No more than 750,000 shares of the authorized shares may be allocated to Incentive Awards granted or awarded to any individual Participant during any 36-month period. Any shares of Restricted Stock, Restricted Stock Units, Performance Grants or Stock Awards that are forfeited will not count against this limit.

The maximum cash payment that can be made for all Incentive Awards granted to any one individual under the Plan will be $1,000,000 times the number of 12-month periods in any performance cycle for any single or combined performance goals. Any amount that is deferred by a Participant is subject to this limit in the year in which the deferral is made but not in any later year in which payment is made.

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Administration

The Compensation Committee of the board of directors, or a subcommittee of the Compensation Committee, administers the Plan. Each member of the Compensation Committee or its subcommittee, which must have at least two members, must meet the standards of independence necessary to be classified as an "outside director" for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and a non-employee director for the purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. Subject to the terms of the Plan, the Compensation Committee will have complete authority and discretion to determine the terms of Incentive Awards.

Stock Options

The Plan authorizes the grant of Incentive Stock Options and Nonqualified Stock Options. Incentive Stock Options are stock options that satisfy the requirements of Section 422 of the Code. Nonqualified Stock Options are stock options that do not satisfy the requirements of Section 422 of the Code. Options granted under the Plan entitle the grantee, upon exercise, to purchase a specified number of shares from us at a specified exercise price per share. The Compensation Committee determines the period of time during which an Option may be exercised, as well as any vesting schedule, except that no Option may be exercised more than 10 years after the date of grant. The exercise price for shares of Common Stock covered by an Option cannot be less than the Fair Market Value of the Common Stock on the date of grant unless we agree otherwise at the time of the grant.

Under the Plan, a Participant may not surrender an option for the grant of a new option with a lower exercise price or another Incentive Award. In addition, if a Participant's option is cancelled before its termination date, the Participant may not receive another option within six months of the cancellation date unless the exercise price of the new option equals or exceeds the exercise price of the cancelled option.

Restricted Stock Awards

The Plan also authorizes the grant of Restricted Stock awards on terms and conditions established by the Compensation Committee, which may include performance conditions. The terms and conditions will include the designation of a Restriction Period during which the shares are not transferable and are subject to forfeiture. In general, the minimum Restriction Period applicable to any award of Restricted Stock that is not subject to the achievement of one or more performance standards is three years from the date of grant. The minimum restriction period for any award of Restricted Stock that is subject to one or more performance standards is one year from the date of grant, except that restriction periods of shorter duration may be approved for awards of Restricted Stock or Restricted Stock Units combined with respect to up to 600,000 shares reserved for issuance under the Plan.

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Restricted Stock Units

Restricted Stock Units may be granted on the terms and conditions established by the Compensation Committee, including conditioning the lapse of restrictions on the achievement of one or more performance goals. In the case of Restricted Stock Units, no shares are issued at the time of grant. Rather, upon lapse of restrictions, a Restricted Stock Unit entitles a Participant to receive shares of Common Stock or a cash amount equal to the Fair Market Value of a share of Common Stock on the date the restrictions lapse. The requirements with respect to Restriction Periods for Restricted Stock Units are the same as those for Restricted Stock Awards.

Performance Grants

The Compensation Committee may make Performance Grants to any Participant that are intended to comply with Section 162(m) of the Code. Each Performance Grant will contain Performance Goals for the award, including the Performance Criteria, the target and maximum amounts payable, and other terms and conditions. Performance Criteria may include price per share of Company Stock, return on assets, expense ratio, book value, investment return, return on invested capital (ROIC), free cash flow, value added (ROIC less cost of capital multiplied by capital), total Stockholder return, economic value added (net operating profit after tax less cost of capital), operating ratio, cost reduction (or limits on cost increases), debt to capitalization, debt to equity, earnings, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, earnings per share (including or excluding nonrecurring items), earnings per share before extraordinary items, income from operations (including or excluding nonrecurring items), income from operations compared to capital spending, net income (including or excluding nonrecurring items, extraordinary items and/or the accumulative effect of accounting changes), net sales, return on capital employed, return on equity, return on investment, return on sales, and sales volume.

The Compensation Committee will make all determinations regarding the achievement of Performance Goals. Actual payments to a Participant under a Performance Grant will be calculated by applying the achievement of Performance Criteria to the Performance Goal. Performance Grants will be payable in cash, shares of Common Stock or a combination of cash and shares of Common Stock. The Compensation Committee may reduce or eliminate, but not increase the payments except as provided in the Performance Grant.

Stock Awards

The Plan authorizes the making of Stock Awards. The Compensation Committee will establish the number of shares of Common Stock to be awarded and the terms applicable to each award, including performance restrictions. No more than 600,000 shares of Common Stock, reduced by Restricted Stock and Restricted Stock Unit awards, may be granted under the Plan without performance restrictions.

Stock Appreciation Rights

The Compensation Committee may grant Stock Appreciation Rights (SARs) under the Plan. Subject to the terms of the award, SARs entitle the Participant to receive a distribution in an amount not to exceed the number of shares of Common Stock subject to the portion of the SAR exercised multiplied by the difference between the market price of a share of Common Stock on the date of exercise of the SAR and the market price of a share of Common Stock on the date of grant of the SAR. Such distributions are payable in cash or shares of Common Stock, or a combination thereof, as determined by the Compensation Committee.

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Change in Control

The Compensation Committee may make provisions in Incentive Awards with respect to a Change in Control, including acceleration of vesting or removal of restrictions or performance conditions.

Duration, Amendment and Termination

The board may suspend or terminate the Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the Plan will terminate on May 31, 2014.

The board may also amend the Plan at any time. No change may be made that increases the total number of shares of Common Stock reserved for issuance pursuant to Incentive Awards (except as described above under “Stock Subject to Plan - Adjustments”) or reduces the minimum exercise price for Options or exchange of Options for other Incentive Awards, unless such change is authorized by our stockholders. A termination or amendment of the Plan will not, without the consent of the Participant, adversely affect a Participant's rights under an Incentive Award previously granted to him or her.

Restrictions on Transfer - Deferral

Except as otherwise permitted by the Compensation Committee and provided in the Incentive Award, Incentive Awards may not be transferred or exercised by another person except by will or by the laws of descent and distribution. The Compensation Committee may permit Participants to elect to defer the issuance of Common Stock or the settlement of awards in cash under the Plan.

Federal Income Tax Information

The following is a general summary of the current federal income tax treatment of Incentive Awards, which would be authorized to be granted under the Plan, based upon the current provisions of the Code and regulations promulgated thereunder. The rules governing the tax treatment of such awards are quite technical, so the following discussion of tax consequences is necessarily general in nature and is not complete. In addition, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, this discussion does not address the tax consequences under applicable state and local law.

Incentive Stock Options. A Participant will not recognize income on the grant or exercise of an Incentive Stock Option. However, the difference between the exercise price and the fair market value of the stock on the date of exercise is an adjustment item for purposes of the alternative minimum tax. If a Participant does not exercise an Incentive Stock Option within certain specified periods after termination of employment, the Participant will recognize ordinary income on the exercise of an Incentive Stock Option in the same manner as on the exercise of a Nonqualified Stock Option, as described below.

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The general rule is that gain or loss from the sale or exchange of shares acquired on the exercise of an Incentive Stock Option will be treated as capital gain or loss. If certain holding period requirements are not satisfied, however, the Participant generally will recognize ordinary income at the time of the disposition. Gain recognized on the disposition in excess of the ordinary income resulting therefrom will be capital gain, and any loss recognized will be a capital loss.

Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock Units, Performance Grants, and Stock Awards. A Participant generally is not required to recognize income on the grant of a Nonqualified Stock Option, a Stock Appreciation Right, Restricted Stock Units, a Performance Grant, or a Stock Award. Instead, ordinary income generally is required to be recognized on the date the Nonqualified Stock Option or Stock Appreciation Right is exercised, or in the case of Restricted Stock Units, Performance Grants, and Stock Awards, upon the issuance of shares and/or the payment of cash pursuant to the terms of the Incentive Award. In general, the amount of ordinary income required to be recognized is, (a) in the case of a Nonqualified Stock Option, an amount equal to the excess, if any, of the fair market value of the shares on the exercise date over the exercise price, (b) in the case of a Stock Appreciation Right, the amount of cash and/or the fair market value of any shares received upon exercise plus the amount of taxes withheld from such amounts, and (c) in the case of Restricted Stock Units, Performance Grants, and Stock Awards, the amount of cash and/or the fair market value of any shares received in respect thereof, plus the amount of taxes withheld from such amounts.

Restricted Stock. Unless a Participant who receives an award of Restricted Stock makes an election under Section 83(b) of the Code as described below, the Participant generally is not required to recognize ordinary income on the award of Restricted Stock. Instead, on the date the shares vest (i.e., become transferable and no longer subject to forfeiture), the Participant will be required to recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares on such date over the amount, if any, paid for such shares. If a Participant makes a Section 83(b) election to recognize ordinary income on the date the shares are awarded, the amount of ordinary income required to be recognized is an amount equal to the excess, if any, of the fair market value of the shares on the date of award over the amount, if any, paid for such shares. In such case, the Participant will not be required to recognize additional ordinary income when the shares vest.

Gain or Loss on Sale or Exchange of Shares. In general, gain or loss from the sale or exchange of shares granted or awarded under the Plan will be treated as capital gain or loss, provided that the shares are held as capital assets at the time of the sale or exchange. However, if certain holding period requirements are not satisfied at the time of a sale or exchange of shares acquired upon exercise of an Incentive Stock Option (a “disqualifying disposition”), a Participant generally will be required to recognize ordinary income upon such disposition.

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Deductibility by Company. The Company generally is not allowed a deduction in connection with the grant or exercise of an Incentive Stock Option. However, if a Participant is required to recognize ordinary income as a result of a disqualifying disposition, we will be entitled to a deduction equal to the amount of ordinary income so recognized. In general, in the case of a Nonqualified Stock Option (including an Incentive Stock Option that is treated as a Nonqualified Stock Option, as described above), a Stock Appreciation Right, Restricted Stock, Restricted Stock Units, Performance Grants, and Stock Awards, the Company will be allowed a deduction in an amount equal to the amount of ordinary income recognized by a Participant, provided that certain income tax reporting requirements are satisfied.

Parachute Payments. Where payments to certain employees that are contingent on a change in control exceed limits specified in the Code, the employee generally is liable for a 20 percent excise tax on, and the corporation or other entity making the payment generally is not entitled to any deduction for, a specified portion of such payments. The Compensation Committee may make awards as to which the vesting thereof is accelerated by a change in control of the Company. Such accelerated vesting would be relevant in determining whether the excise tax and deduction disallowance rules would be triggered with respect to certain Company employees.

Performance-Based Compensation. Subject to certain exceptions, Section 162(m) of the Code disallows federal income tax deductions for compensation paid by a publicly-held corporation to certain executives (generally the five highest paid officers) to the extent the amount paid to an executive exceeds $1 million for the taxable year. The Plan has been designed to allow the Compensation Committee to grant Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, and Performance Grants that qualify under an exception to the deduction limit of Section 162(m) for "performance-based compensation."

PROCEDURE FOR APPROVAL OF PLAN; VOTE REQUIRED

We are incorporated in the State of Delaware. Under the DGCL the holders of a majority of our outstanding shares entitled to vote must approve the adoption of the Plan. Under the DGCL any action that may be taken at a meeting of the stockholders may also be taken without a meeting and without prior notice if the holders of a majority of the outstanding shares entitled to vote sign a written consent that sets forth the action so taken. Prompt notice of the action so taken must be given to those stockholders who have not consented in writing and who had the right to vote on the matter as to which consent had been solicited. Our status as a “foreign corporation” under the California Corporations Code does not require a stockholder vote greater than a majority of our outstanding shares.

On April 13, 2004, the record date for determination of the stockholders entitled to receive this Information Statement, there were 12,925,000 shares of common stock outstanding and entitled to vote on the adoption of the Plan. The holders of our common stock are entitled to one vote for each share held of record on all matters submitted to a vote of our stockholders. On May 28, 2004, our board, by its unanimous written consent, adopted resolutions approving our adoption of the Plan. By action of written consent, dated May 28, 2004, the Principal Stockholders approved our adoption of the Plan. The Principal Stockholders collectively own 74.3% of our outstanding common stock, in excess of the 50% required to approve the adoption of the Plan under the DGCL.

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EFFECTIVE DATE OF THE PLAN

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the Plan will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to the stockholders. We intend to mail this Information Statement on or about June 14, 2004.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

We intend to assume the employment agreements between Iempower and its current executive officers, Messrs. Raza Khan and Vishal Garg as more particularly described under “Employment Agreements” elsewhere in this Information Statement. Under the agreements, upon the adoption of the Plan each executive will receive options to purchase up to 20% of the shares of our common stock made available under the Plan, 50% of which will vest immediately and the remaining 50% will vest on the first anniversary of the grant date. Subsequent grants of stock options shall vest and be exercisable pursuant to the terms and conditions of the Plan. Additionally, during each calendar quarter during the five year term of each employment agreement, each executive will receive options to purchase an additional 5% of the shares of our common stock made available under the Plan. The exercise price of all options will be the fair market value of our common stock on the date such options are granted. Other than for Messrs. Garg and Khan, no director, executive officer, person who is expected to be appointed as a director, and no associate of any director, executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, by our adoption of the Plan, that is not shared by all other stockholders of ours.

DISSENTERS’ RIGHTS

Holders of our voting securities are not entitled to dissenters’ rights with respect to our adoption of the Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of May 15, 2004, except as noted in the footnotes below, by:
  each person whom we know to be the beneficial owner of 5% or more of our outstanding common stock;

  each of our executive officers;

  each of our directors; and

  all of our executive officers and directors as a group.

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	Percentage Beneficially Owned (1)

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)		Prior to Share Exchange	After Share Exchange
Roderick Cabahug	1,500,000		11.61%	*
Stanley McCrosky	4,500,000		34.82%	*
Eric Becker			0.0%	*
Michelle Mirrotto 336 Plaza Estival San Clemente, California 92672	3,600,000	(2)	27.85%	*
All directors and named executive officers as a Group	6,000,000		46.42%	*

* Less than 1 percent.

(1) Beneficial ownership is calculated based on 12,925,000 shares of our common stock outstanding as of May 15, 2004. Beneficial ownership is determined in accordance with Rule 13d-3 of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options or warrants held by that person that are currently exercisable or become exercisable within 60 days of June 14, 2004 are deemed outstanding even if they have not actually been exercised. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated in the table, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the stockholder’s name, subject to community property laws, where applicable. The address of each of the executive officers and directors is care of Pacific Technology, Inc., 26586 Guadiana Mission Viejo, California 92691. The address of each other stockholder is as set forth in the table.

(2) Michelle Mirrotto beneficially owns 600,000 shares of common stock held by her spouse in addition to her own 3,000,000 shares.

CHANGE IN CONTROL

Completion of the transactions contemplated by the Share Exchange Agreement, in conjunction with the completion of the transaction contemplated by Stock Purchase Agreement, will result in a change in control of the Company. Following the closing of the agreements,
  Our existing stockholders (after giving effect to the retirement of 9,325,000 shares of our common stock as part of the Subsidiary Exchange) will own 3,600,000 shares, or 27.5% of our outstanding common stock and 16.6% of our common stock on a fully diluted basis;

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  the former stockholders of Iempower will own 6,863,433 shares, or 52.3% of our outstanding common stock and 42.9% of our common stock on a fully diluted basis;

  the investors who invested in the Private Placement will own 2,650,000 shares, and warrants to acquire 500,000 shares of our common stock, or 20.2% of our outstanding common stock (excluding the 500,000 warrants) and 19.7% of our common stock on a fully diluted basis (including the 500,000 warrant shares); and

  two of our three directors, Stanley McCrosky and Eric Becker, will resign from our board, leaving Rod Cabahug. Four persons who are directors of Iempower will become members of our board. Thereafter, Rod Cabahug will resign and a fifth director will be appointed.
SUMMARY TERM SHEET

This summary term sheet does not contain all of the information that is important to you. You should carefully read the entire Information Statement and the Exhibits, as well as the information we incorporate by reference, to fully understand the Share Exchange and the Subsidiary Exchange and the other actions contemplated by this Information Statement.

THE COMPANIES

PACIFIC TECHNOLOGY

We were incorporated in Delaware on March 2, 2000 as Dr. Protein.com, Inc. and originally were in the business of marketing and selling protein bars and drinks to athletes and other consumers. We have generated only minimal revenues from the sale of those products and have since abandoned that business.

On March 7, 2003 we changed our name to Pacific Technology, Inc. in connection with a share exchange agreement pursuant to which we acquired all of the outstanding capital stock of the Subsidiary on June 11, 2002. The Subsidiary was a distributor and reseller of optical storage items such as compact disc recordable or CD-R and digital video disc recordable or DVD-R products and accessories. We assumed the business of the Subsidiary and we currently resell CD-R equipment and DVD-R products and services and other computer accessories and peripherals. We market and sell our products by means of direct sales and by means of internet-based advertising. We have two part-time employees. For additional information concerning our current operations, including our financial condition and results of operations, see our Form 10-KSB for the fiscal year ended December 31, 2003 and our Form 10-QSB for the quarter ended March 31, 2004.

IEMPOWER

Founded in 1999, Iempower does business as MyRichUncle. MyRichUncle is a specialty finance company that provides students with funds for higher education or facilitates the same. Through the use of a proprietary method of estimating the income potential of students, MyRichUncle is able to profile and provide customized financial products to students. MyRichUncle receives financing requests from students which it then refers to lenders. MyRichUncle is in the process of becoming a loan originator and lender of federal loans that are student loans and are guaranteed by the federal government, as well as private loans.

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Prior to entering into the Share Exchange Agreement, neither the Company nor Iempower, nor any of our respective affiliates, had any preexisting relationships, transactions, negotiations or agreements. To the best of our knowledge, none of our stockholders hold shares of Iempower, nor do any of the stockholders of Iempower hold any of our shares.

STRUCTURE OF THE SHARE AND SUBSIDIARY EXCHANGE TRANSACTIONS

The Company, Iempower and the stockholders of Iempower have entered into the Share Exchange Agreement. Pursuant to that agreement, the stockholders of Iempower will exchange 100% of the issued and outstanding shares of capital stock of Iempower for shares of our common stock and warrants to acquire our common stock. The respective boards of directors and the requisite stockholders of the Company and Iempower have approved the Share Exchange Agreement and the transactions contemplated thereby.
At the Closing of the transactions contemplated by the Share Exchange Agreement:
  We will issue 6,863,433 shares of our common stock to the stockholders of Iempower and 2,136,567 common stock purchase warrants to the warrant holders of Iempower, each warrant exercisable to purchase one share of our common stock, such warrants having a weighted average exercise price of $0.45 per share. After the closing of the Private Placement conducted in connection with the Share Exchange, but without giving effect to the exercise of any of the warrants that are issued in the Private Placement, or the exercise of any options or warrants that have been granted to our employees, Iempower’s stockholders will own 52.3% of our issued and outstanding common stock.

  We will acquire and cancel 9,325,000 shares of our common stock held by the Principal Stockholders in exchange for the all of the issued and outstanding shares of the Subsidiary. The effect of the Subsidiary Exchange will be to transfer the entire capital stock of the Subsidiary to the Principal Stockholders.

  Our current stockholders (including the Principal Stockholders, who will transfer substantially all of their shares to us in connection with the Subsidiary Exchange) will own 3,600,000 shares of the Company’s currently outstanding common stock. After the closing of the Private Placement, but without giving effect to the exercise of any of the warrants that are issued in connection with the Private Placement or the exercise of any options or warrants that have been granted to our employees, our existing stockholders will own 27.5% of our issued and outstanding common stock.

  The investors that invest in the Private Placement will own 2,650,000 shares of our common stock and currently exercisable warrants to acquire 500,000 shares of our common stock at a price of $2.00 per share. After the closing of the offering, but not giving effect to the exercise of any of the warrants that are issued in the offering or the exercise of any options or warrants that have been granted to our employees, the investors purchasing units in the offering will own 17.38% of our issued and outstanding common stock.

  Promptly after the closing of the transaction contemplated by the Share Exchange Agreement, we will change our name to MRU Holdings, Inc. and adopt Iempower’s business plan.

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After the closing of the Share Exchange, Iempower will be a wholly-owned subsidiary of the Company. At that time, we expect to complete the Subsidiary Exchange, abandon our current business and pursue Iempower’s business plan, pursuant to which we will undertake Iempower’s operations and adopt its marketing and growth strategy, utilize its intellectual property, and anticipate operating in its competitive market. As a condition of closing of the Share Exchange, all of our directors other than Mr. Cabahug and all of our officers and employees will resign. At that time the four directors of Iempower will become our directors and the executive officers of Iempower will become executives of the Company. Subsequent to the closing of the Share Exchange, it is contemplated that Mr. Cabahug will resign and the board members will fill the vacancy created thereby with Mr. Paul Tompkins. For information regarding the new directors, see “Directors and Executive Officers of the Company After the Share Exchange” below in this Information Statement.

In addition to conditions to closing customary to such a transaction, the closing of the Share Exchange is subject to, among other things, the Company’s receiving $4,240,000 pursuant to subscription agreements for the sale of 2,650,000 units in a private offering of shares of the Company’s common stock and warrants to purchase shares of the Company’s common stock. The subscription agreements provide that the Company will sell to the investors and that the investors will purchase from the Company, at the closing of the Share Exchange, units of securities at a price of $1.60 per unit. Each unit will be comprised of one share of the Company’s common stock and, for each five and three-tenths units purchased, a warrant to purchase one share of the Company’s common stock at an exercise price of $2.00 per share. The offering has been fully subscribed and the proceeds from the offering are in an escrow account pending the closing of the Share Exchange.

We are relying on Rule 506 of Regulation D of the Securities Act of 1933, as amended, with regard to an exemption from the registration requirements of the Securities Act for those shares that we anticipate issuing in the Share Exchange and in the Private placement. We believe the offering qualifies as a “business combination” as defined by Rule 501(d). Reliance on Rule 506 requires that there are no more than 35 non-accredited purchasers of securities from the issuer in an offering under Rule 506. Iempower has represented to us that all of their stockholders have certified to Iempower that they are “accredited investors” as defined in Rule 501(a) of Regulation D. Each of the investors that is purchasing units in the offering also has represented to us that it is an “accredited investor.” Iempower also has represented to us that there has been no advertising or general solicitation in connection with this transaction.

OUR REASONS FOR THE SHARE EXCHANGE

Our board of directors considered various factors in approving the Share Exchange and the Share Exchange Agreement, including:

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  our inability to expand our current level of operations;

  the available technical, financial and managerial resources that Iempower possesses;

  our reduced expectations as to our future as a reseller of CD-R and DVD-R equipment;

  Iempower’s potential for growth or expansion under the Iempower business plan; and

  Iempower’s projected profit potential.
In considering the Share Exchange with Iempower, our board of directors anticipated that our lack of profitability was likely to continue for the foreseeable future, even after the transaction with Iempower. Given those circumstances, our board decided that the best course of action for the Company and its stockholders was to enter into and conclude the proposed Share Exchange with Iempower, after which the Company’s management would resign. In agreeing to the Share Exchange, our board of directors expects that relinquishing control to Iempower’s management and adopting Iempower’s assets and operations might eventually bring value to the Company and the interests of its stockholders. The Company’s board of directors reached this conclusion after analyzing Iempower’s operations, technical assets, intellectual property and managerial resources, which are described in more detail below, and believes that acquiring Iempower’s operations by means of the Share Exchange was the best opportunity to increase value to the Company’s stockholders.
Our board of directors did not obtain a fairness opinion in connection with the Share Exchange.

IEMPOWER’S REASONS FOR THE SHARE EXCHANGE

Iempower’s board of directors considered various factors in approving the Share Exchange and the Share Exchange Agreement, including:
  the increased market liquidity that’s expected to result from exchanging stock in a private company for publicly traded securities of the Company;

  Iempower’s ability to use registered securities to make acquisition of assets or businesses;

  Iempower’s projected increased visibility in the financial community;

  Iempower’s projected enhanced access to the capital markets and project concurrent increase in its ability to raise capital; and

  perceived credibility and enhanced corporate image of being a publicly traded company.
Iempower’s board of directors did not obtain a fairness opinion in connection with the Share Exchange.

RISK FACTORS

As used in this section we are assuming that “we”, “our” and the “Company” refer to Pacific Technology after we have completed the acquisition of Iempower through the Share Exchange. We are also assuming that we have successfully consummated the divestiture of the Subsidiary in the Subsidiary Exchange, have commenced offering Iempower’s products and services and are competing in the higher education finance market. Iempower’s revenues are derived from financial products to be used by students to pay for higher education. There are numerous and varied risks, known and unknown, that may prevent us from achieving our goals even after the consummation of the proposed transaction, including those described below. The risks described below are not the only ones we will face after we complete the Share Exchange. Additional risks not presently known to us or that we currently deem immaterial may also impair our financial performance and business operations. If any of these risks actually occurs, our business, financial condition or results of operation may be materially adversely affected.

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RISKS RELATED TO THE COMBINED BUSINESS OF IEMPOWER AND PACIFIC TECHNOLOGY

Iempower’s revenues are derived from financing products to be used by students to pay for higher education. There are numerous and varied risks known and unknown that may prevent the Company from achieving its goals. Some of these risks are set forth below.

We are a development stage company. We have no operating history for you to use to evaluate our business. We may never attain profitability.

We are a development stage company, we have derived minimal revenues from our operations to date, and have no operating history which may make an evaluation of our business prospects by you difficult. Our operations are therefore subject to all of the risks inherent in light of the expenses, difficulties, complications and delays frequently encountered in connection with the formation of any new business. Investors should evaluate us in light of the delays, expenses, problems and uncertainties frequently encountered by companies developing markets for new products and technologies. We may never overcome these obstacles.

Because we began operations recently and have a limited operating history, it is difficult to evaluate our proposed business and prospects. Our revenue and income potential is unproven. We cannot assure investors that we will attract a sufficient market presence to achieve significant revenues or operating margins in future periods. We cannot guarantee that we will ever achieve commercial success and therefore we may never generate a profit.

Our business is speculative and dependent upon the implementation of our business plan and consumer acceptance. There can be no assurance that our efforts will be successful or result in revenue or profit. There is no assurance that we will earn significant revenues or that investors will not lose their entire investment.

Our Education Investment products are novel and we do not have a substantial experiential basis to project our returns predictably.

We have not issued a substantial number of Education Investments. Although some students have begun making payments, we do not know what the long-term return on Education Investments will be, which will depend on numerous factors, including default metrics, mortality rates, unemployment data, salaries, etc. We may be incorrect in our assessment of the future earnings of the students and consequently, our prospects, business, financial condition and results of operation may materially adversely affected.

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Our inability to establish or maintain relationships with higher education institutions may impair our business.

We may not be able to establish relationships with universities, and may not be included on any university’s preferred lender list. This would reduce our access to students and families seeking access to financing for higher education costs, which would reduce our market and impair our financial condition and results of operation.

We may be unable to implement our proposed Loan Guarantee product.

We currently propose to offer a loan guarantee product in the future wherein we function as guarantors of debt obligations of students in consideration of payment of fees. In order to implement and manage our Loan Guarantee product, we will need to address, among other things, the following risks:

  We may not be able to procure a lender(s) willing to accept our guarantee;

  The terms of the agreement between us and the lender(s) may have a lower leverage ratio, adversely affecting our revenues;

  The lender may require that we hold back a portion of the revenues to be used to guarantee loans reducing our fee income;

  Default rates may be higher than anticipated;

  We may not accurately predict default rates for the loans that we guarantee;

  Students may not remain in the US;

  Students may move to a country where we have no servicing infrastructure or default protection measures;

  Other companies may offer similar loan guarantee products;

  Requirements may change making it easier for students to procure loans without a guarantor or with guarantors who were previously deemed to be of inadequate credit quality, but with the same credit quality, would be viewed as acceptable guarantors; and

  The loans may require additional guarantees from guarantors or guarantee agencies. These guarantors or guarantee agencies may be unwilling to provide needed guarantees.
If we do not adequately address these risks and other factors, our prospects, business, financial condition and results of operation may materially adversely affected.

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Legal implications relating to our Education Investment products are uncertain.

Historically, all of our revenue was derived from our Education Investment product. We have done legal due diligence on the aspects we perceive to be pertinent to our Education Investment products, but since this is a novel product, applicability of various laws to it is uncertain and our legal analysis may be incomplete or may not be upheld. Our activities with respect to making Education Investments or managing private-label Education Investment programs have undergone some regulatory review in two states and is currently under regulatory review by the Department of Corporations of California. In addition we previously received similar inquiries from the Department of Commerce of the State of Minnesota. The outcome of any regulatory review relating to our Education Investment product is uncertain and we may be subject to regulation with respect to Education Investments or may be prohibited from offering Education Investments. Even if we are allowed to continue offer our Education Investment product, we may be required to meet certain regulations which may include becoming a licensed lender, licensed loan broker, licensed broker-dealer and/or investment advisor, which will increase our operating costs and may make the offering of Education Investments not cost-effective for us. Specifically, as part of complying with such license requirements we may have to post bonds and/or comply with minimum capital requirements and other requirements. Regulations may also require students to take appropriate steps to meet regulatory requirements should they wish to receive Education Investments in the future, which would likely tend to lessen demand for this product. We may incur significant legal expenses each time our Education Investment product is under review and if we must meet regulatory requirements or procure licenses. In addition, our failure to obtain any required licenses may result in transactions entered into while not being licensed declared void. Legal disputes might arise which could potentially consume our resources and delay full implementation of our Education Investment product line.

Bankruptcy implications may reduce our ability to obtain the returns we project from Education Investments we sell.

There is no guarantee that investors will receive any funds after a student files for personal bankruptcy. Payments made to us may also be voided by the bankruptcy court, in which case we may be required to repay these amounts to the bankruptcy trustee. We may not have sufficient liquid resources available at these times, and repaying these amounts would disrupt our cash flows. The regulatory structure and bankruptcy implications relating to our Education Investments may make this product impracticable or may cause us to receive returns substantially lower than our projections. This may have a material adverse effect on our financial condition and results of operations.

Our marketing initiative may not prove to be effective.

Our strategy is to market our products and services to students directly and through third party channels. We accomplish this principally through our website, which provides an interactive forum for students and families to learn about our products and services and to order them from us. There can be no assurance that the Internet will continue to be an effective means of reaching our prospective customers, or that we will be able to effectively utilize any alternative means that may become available.

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We may also use traditional means to market our products and services, such as by nurturing relationships with educational institutions that we believe will offer us the opportunity to reach students who will be good prospects for us, promoting ourselves to educators and financial aid and other administrators who we believe will understand and appreciate the options that our products and services provide to students and families, on-campus student representatives and campus newspaper advertising to promote our company. We cannot be assured that relationships we have established with educational institutions will continue, or that we will be able to develop positive relationships with additional institutions.

Public relations is an important part of our marketing program and our effort to build our reputation and brand identity. Although we have had some success in being featured by newspaper, magazine, television, digital, radio and other media, there can be no assurance that we will continue to receive such coverage or that it will be favorable. In particular, as our products and services become better known, they will become less news-worthy, and we may therefore receive less media coverage, or we may have to increase our public relations efforts and/or expenditures to maintain or increase the amount of media coverage that we receive. We cannot assure you that media coverage will be accurate and/or positive. Inaccurate or negative representations of the company in the media may have a material adverse effect on our financial condition and results of operations.

Other sources of higher education financing may be preferred by borrowers.

We compete with other options that students and families may have available to them to finance the costs of post-secondary education. Families and/or students may simply prefer other options. These options include, among others:
  home equity loans, under which students or their families borrow money based on the value of their real estate, which may increase over time, thereby making more equity available to finance education costs;

  prepaid tuition plans, which allow students to pay tuition at current rates to cover tuition costs in the future;

  529 plans, which are state-sponsored investment plans that allow a family to save funds for education expenses;

  education IRAs, now known as Coverdell Education Savings Accounts, under which a holder can make annual contributions for education savings; and

  credit cards, which may be readily available, easy to use, offer quick access to funds and may have attractive introductory rates that appeal to borrowers.
There is no assurance that we will be able to compete successfully against other providers of funds including but not limited to traditional and established student loan providers, credit card or mortgage lenders or any new competition that may come forward. If we are unable to compete effectively with these sources of funding, our business, financial condition and results of operation will suffer and may require us to revise or abandon our business plan or seek to sell our business or curtail or discontinue our operations.

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We must be able to compete effectively with other providers of higher education financing products and services in order to succeed.

The market for higher education finance is highly competitive, and if we are not able to compete effectively, our revenue and results of operations may be adversely affected. The loan origination market has a large number of competitors and is dominated by a number of large institutions including Wells Fargo, Bank of America, J.P. Morgan Chase and Citibank. Most of our competitors have, among other competitive advantages, greater financial, technical and marketing resources, larger customer bases, greater name recognition and more established relationships than we have. Larger competitors with greater financial resources may be better able to respond to the need for technological changes, compete for skilled professionals, build upon efficiencies based on a larger volume of transactions, procure capital at a lower cost, fund internal growth and compete for market share generally. As to our alternative financing products and services where we hope to establish a niche, third parties may enter these markets and compete against us. If third parties choose to provide the range of services that we provide, pricing for our services may become more competitive, which could lower our profitability or eliminate profitability altogether.

If we do not comply with applicable governmental regulations, our business may suffer.

Our business operations and product offerings may be subject to various governmental regulations. We are in the process of ascertaining the applicability of various laws to us and our operations. If we become subject to additional government regulation, our compliance costs could increase significantly. Regulatory compliance activities could also divert our human and other resources from revenue-generating activities.

We currently have no licenses or registrations in connection with conducting our business. We may be required to be licensed or registered. In some cases determining whether licensing or registration is necessary may require us to seek rulings from regulators in different states. We cannot assure you that we will be able to obtain or, once obtained, maintain our licenses or registrations in any states where we are required to be licensed or registered to operate our business. Our activities in states where necessary licenses or registrations are not available could be curtailed pending processing of an application, and we may be required to cease operating in states where we do not have valid licenses or registrations. This would reduce the size of the market for our products and services, which may have a material adverse effect on our business. We could also become subject to civil or criminal penalties for operating without required licenses or registrations. Further, we may be deemed in violation of certain state securities laws or consumer protection laws, and we may be required to register as a broker-dealer or complete an issuer/agent registration in certain states. We could face substantial costs in connection with legal proceedings seeking to penalize us for failing to comply with applicable regulations. We could also be required to indemnify our employees in connection with any expenses or liabilities that they may incur individually in connection with regulatory action against them. These costs may be substantial and may materially impair our prospects, business, financial condition and results of operation.
In addition, we and other organizations with which we work are subject to licensing and extensive governmental regulations, including truth-in-lending laws and other consumer protection regulations. From time to time we have, and we may in the future, become responsible for compliance with these regulations under contractual arrangements with our clients. If we fail to comply with these regulations, we could be subject to civil or criminal penalties.

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We are also subject to increasingly more complicated regulations affecting our business including but not limited to securities laws and rules and consumer protection legislation. Compliance costs will increase as we become subject to a broader range of regulations. We also will face more potential liability as the range of laws that are applicable to us increases. Further, our business may be curtailed if we cannot or do not comply with regulations to which we are or become subject because we may no longer be permitted to engage in business lines that we had formerly engaged in or intended to expand into. Higher compliance costs, greater potential liability and/or decreased product lines could have a material adverse effect on our prospects, business, financial condition and our results of operation.

Changes in the regulatory regime could impair our business.

We operate in a heavily regulated industry and new laws and changes in existing laws could affect our business. The federal government and state governments regulate extensively the financial institutions and other entities that offer consumer finance products. The applicable laws and regulations are subject to change and generally are intended to benefit and protect borrowers rather than our stockholders or us. Changes in existing laws and rules, the enactment of new laws and rules, and changing interpretations of these laws and rules could, among other things:
  force us to make changes in our relationships with investors, clients, customers, lenders, educational institutions, guarantors, servicers, collection agencies, and trusts;

  require us to implement additional or different programs and information technology systems;

  impose licensing or capital and reserve requirements on us;

  decrease our ability to target our market, such as “do not call lists” and “anti-spamming” legislation;

  increase our administrative and compliance costs; and

  impose additional third-party service costs.
Failure to comply with government regulations could subject us to civil and criminal penalties and affect the value of our assets. We could also be required to indemnify our employees in connection with any expenses or liabilities that they may incur individually in connection with regulatory action against them. As a result, there could be a material adverse effect on our prospects, business, financial condition and our results of operation.

If we violate applicable privacy laws our business could be materially adversely affected.

The federal government and state governments have enacted fraud and abuse laws and laws to protect borrowers’ privacy. Violations of these laws or regulations governing our operations or our third party business partners and our and their clients could result in the imposition of civil or criminal penalties, the cancellation of our contracts to provide services or exclusion from participating in education finance programs. These penalties or exclusions, were they to occur, would negatively impair our ability to operate our business. In some cases, such violations may also render the loan assets unenforceable. We could also have liability to consumers if we do not maintain their privacy, or if we do not abide by our privacy policies, and any such violations could damage our reputation and the value and goodwill of our brand name. Violations of these regulations could have a material adverse effect on our financial condition, business and results of operation.

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We may be unable to meet our capital requirements in the future.

We may need additional capital in the future, which may not be available to us on reasonable terms or at all. The raising of additional capital may dilute your ownership in us. We may need to raise additional funds through public or private debt or equity financings in order to meet various objectives including but not limited to:
  pursuing growth opportunities, including more rapid expansion;

  acquiring complementary businesses;

  making capital improvements to improve our infrastructure;

  hiring qualified management and key employees;

  developing new services or products;

  responding to competitive pressures

  complying with regulatory requirements such as licensing and registration; or

  maintaining compliance with applicable laws.
Any additional capital raised through the sale of equity may dilute your ownership percentage in us. This could also result in a decrease in the fair market value of our equity securities because our assets would be owned by a larger pool of outstanding equity. The terms of securities we issue in future capital transactions may be more favorable to our new investors, and may include preferences, superior voting rights and the issuance of warrants or other derivative securities, which may have a further dilutive effect.

Furthermore, any additional debt or equity financing we may need may not be available on terms favorable to us, or at all. If we are unable to obtain required additional capital, we may be forced to curtail our growth plans or cut back our existing business and, further, we may not be able to continue operating if we do not generate sufficient revenues from operations we need to stay in business.

We may incur substantial costs in pursuing future capital financing, including investment banking fees, legal fees, accounting fees, securities law compliance fees, printing and distribution expenses and other costs. We may also be required to recognize non-cash expenses in connection with certain securities we may issue, such as convertible notes and warrants, which will impact our financial statements.

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Demand for our products may decrease

Demand for higher education financing may decrease. This may be as a result of a decrease in demand for higher education or increased affordability of higher education. This increased affordability may be the result of universities reducing costs, families having more funds available to pay for higher education, increases in the amount or availability of free financing such as scholarships or grants, or other factors unknown to us.

Our brand may become less valuable or tarnished

Any tarnishing of our brand may adversely affect our ability to generate revenue. Other brands may emerge or be reinvigorated thus reducing the value of our current brand. This may have a material adverse affect on our prospects, business, financial condition and results of operations.

Our business may suffer if we experience technical problems.

If our technology does not function properly, is breached or interrupted, or contains errors that we have not corrected, we may not achieve the performance we expect. Any interruption in or breach of our information systems may result in lost business. For instance, our analytical models may not prove to be an accurate predictor of actual credit risk and/or the income potential of students, or our technology may contain “bugs” or become infected by computer viruses or worms that may interfere with the functionality of our technology or negatively impact our proprietary databases. We may not immediately detect and fix these problems, which may increase damage to our business. These problems may result in, among other consequences, our over-estimating cash flows from borrowers or underestimating default rates. Third parties who have relied on our financial models and/or projections may have recourse against us in the event of inaccuracies caused by technical or other problems. Individually or cumulatively, these types of problems may have a material adverse effect on our business, financial condition and results of operation.

We rely heavily on our technology and our technology could become ineffective or obsolete.

We rely on technology to interact with consumers to originate our products and to perform some servicing functions pertaining to our financing products. It is possible that our technology may not be effective, or that consumers will not perceive it to be effective. We will be required to continually enhance and update our technology to maintain its efficacy and to avoid obsolescence. The costs of doing so may be substantial, and may be higher than the costs that we anticipate for technology maintenance and development. If we are unable to maintain the efficacy of our technology, we may lose market share. Further, even if we are able to maintain technical effectiveness, our technology may not be the most efficient means of reaching our objectives, in which case we may incur higher operating costs than we would were our technology more efficient. The impact of technical shortcomings could have a material adverse effect on our business, financial condition and results of operation.

Our reliance on technology, including the internet, as a means of offering and servicing our products and services may result in damages.

We offer and sell our products and services to borrowers using technology. Although the use of the Internet has become commonplace, people may approach the entering of private information, as well as conducting transactions through the Internet, hesitantly. We have implemented security measures within our systems, but hackers could potentially circumvent some of these precautions. While we are dedicated to maintaining a high level of security, it is impossible to guarantee total and absolute security. Any security breach could cause us to be in violation of regulations regarding information privacy and as such cause us to pay fines or to lose our ability to provide our products. Consumers may also be hesitant or unwilling to use our products if they are or become aware of a security problem or potential security problem. We could also be liable to consumers or other third parties if we do not maintain the confidentiality of our data and the personal information of our consumers.

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Monitoring unauthorized use of the systems and processes that we developed is difficult, and we cannot be certain that the steps that we have taken will prevent unauthorized use of our technology. Furthermore, others may independently develop substantially equivalent proprietary information and techniques or otherwise gain access to our proprietary information. If we are unable to protect the confidentiality of our proprietary information and know-how, the value of our technology and services will be adversely affected. This may have a material adverse effect on our financial condition and results of operation.

Legal protection we seek for our intellectual property assets may not prove to be available or effective.

We have filed a patent for protecting our intellectual property assets and continue to patent new innovations. These patents provide an important competitive advantage to us, and our prospects, business, financial condition and results of operations may be materially adversely affected if these patents are not granted or upheld. In addition to seeking patent protection, we rely on copyright, trademark and trade secret protection for our intellectual property. These methods may not be adequate to deter third parties from misappropriating our intellectual property or to prevent the disclosure of confidential information or breaches of non-competition agreements between us and our employees or consultants, and may not provide us with adequate remedies for misappropriation. Our technology could also be designed around, replicated or reverse-engineered by competitors, and we may not have the ability to pursue legal remedies against them. For example, competitors could replicate data or acquire data comparable to that which we have assembled in our proprietary databases, which could erode our competitive advantage. We also may fail to detect infringement of our intellectual property rights and may thereby lose those rights. In addition, obtaining, monitoring and enforcing our intellectual property rights will likely be costly, and may distract our management and employees from pursuing their other objectives, which could impair our performance. If we are unable to protect our intellectual property, our business may be materially adversely affected.

We may be subject to litigation for infringing the intellectual property rights of others.

Should we infringe (or be accused of infringing) an existing patent, copyright, trademark, trade secret or other proprietary rights of third parties, we may be subject to litigation. Such litigation will be costly. If we settle or are found culpable in such litigation, we may be required to pay damages, including punitive damages (such as treble damages) if we are found to have willfully infringed, and we may also be required to pay license fees or cease to use that intellectual property which is found to have been infringed by us. The amount of damages we are required to pay may be substantial, and may require us to obtain additional sources of revenue or additional capital to continue operating. We also may be precluded from offering products or services that relied on intellectual property that is found to have been infringed by us. Further, we may also be required to cease offering the affected products or services while a determination as to infringement is considered by a court. If we are not able to offer products or services, our business, financial condition and results from operation may be materially adversely affected.

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We may not be able to enter or remain in the business of offering Federal Family Education Loan Program (FFELP) loans.

The government makes loans available to students through a variety of programs and channels. One such program is the Federal Family Education Loan Program (FFELP). While we propose to offer FFELP loans, to date we have not offered any FFELP loans. We have no experience in implementing a FFELP loan program. We may not receive any applications for FFELP loans. We may incorrectly originate FFELP loans which may result in the guarantee agencies refusing to guarantee the loans. We may be unable to effectively implement these types of loans, our financial condition and results from operation may be materially adversely affected.

Government cutbacks may reduce or eliminate the FFELP.

The FFELP is subject to the federal government’s annual budget appropriation process. Reductions in the amount of funds appropriated to the Department of Education and/or to guarantors under the FFELP may reduce the amount of FFELP loans originated. The federal government may also choose to eliminate the FFELP entirely. Curtailing or eliminating the FFELP could reduce or eliminate our FFELP loan origination business, which may have a material adverse affect on our operations and revenue.

The Federal Direct Loan Program (FDLP) may be increased, which could lead to a reduction in the amount of FFELP loans borrowed.

Under the FDLP, the federal government funds the Department of Education to make FDLP loans directly to students, thereby eliminating a loan originator, such as us. The federal government may increase funds in the FDLP. Students may prefer FDLP loans to our FFELP or alternative loan programs, which could result in lower demand for our products and services and lower operating revenue.

Guarantees may not be available for our FFELP loan program.

In order to be able to offer a FFELP loan program we must procure a guarantee from a government guaranty agency for our FFELP loan program. Moreover, if we do not satisfy conditions set forth by the Department of Education in connection with FFELP loans (such as compliance with origination and collection standards, which address consumer rights concerns), then existing guarantees may be terminated. If guarantors are unable to satisfy default obligations that they have guaranteed (for instance, if the guarantor’s own financial condition is weak), then we may be required to resort to the Department of Education to honor the guarantee obligations of the original guarantors. In so doing, the Department of Education would make a determination as to the original guarantor’s inability to meet its guarantee obligations. This could add costs and delays to the process of obtaining guarantee payments on defaulted loans, which could cause us to have cash flow and other problems. There is a possibility that the Department of Education would be unable to determine whether or not the guarantor is unable to meet its guarantee obligations. The lack of strong guarantors would increase the risk of non-payment or delay in payment of loan obligations owed to us, could increase our collection costs and could impair the value of our loan assets.

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We will not be able to originate FFELP loans if we are unable to appoint a trustee lender.

To originate FFELP loans, we need a third party to act as a trustee lender. We do not have a commitment from any bank to act in that capacity. Although we have entered into discussions with prospective trustee lenders, we may be unable to procure a loan trustee. If so, we will not be able to originate FFELP loans, thereby substantially reducing the potential market size of our FFELP loan origination business.

We may not be able to enter into and consequently maintain our loan purchase relationships with lenders or secondary market purchasers of loans.

As part of our lending business, we propose to resell loans to secondary market purchasers of student loans. However, there is no assurance that we will be able to enter into loan purchase agreements with such parties. Even if we are able to enter into those agreements, the purchasers of our loans may cancel those loan purchase agreements at any time and/or substantially change the terms that are offered. If we enter into a loan purchase agreement that is cancelable or cancelled, we may seek an alternative purchaser for loans we originate. If we are unable to find alternative purchasers for these loans, then we will be required to hold the loans and await payment, rather than immediately receive payment for the projected income streams represented by the loans.

Even if we are able to enter into an agreement with a loan purchaser(s), the purchaser(s) may be entitled to return loans to us where the loans are refunded, cancelled or prepaid by the borrower. The purchaser(s) may also return loans that are originated improperly or erroneously or that are not guaranteed by a guarantee agency if we do not correct these problems. If the purchaser(s) return(s) loans to us, we may be required to repay some or all of the amount the purchaser(s) paid to us to purchase the loans. At the time repayment is required, we may not have available funds to repay the purchaser(s). Repayments could also impair our ability to effectively manage our cash flows. The uncertainty of required repayments could have a materially adverse affect on our business, financial condition and results of operation.

Obtaining Guarantees for Private Loans

It may be a requirement of a purchase or a credit enhancement if a private loan is guaranteed by a non-profit guarantee agency. Such loans may also be non-dischargeable in the event of personal bankruptcy. We may be unable to procure private loan guarantees from a non-profit guarantee agency such as The Education Resources Institute (TERI). This may adversely affect our ability to originate private loans.

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Our business is seasonal.

The majority of requests for financing made by students are received in the first and third quarter of the calendar year. Any disruption of supply, change in our customers’ loan needs, or our inability to fund loans during the first quarter and third quarter of the calendar year could have a material adverse effect on our financial condition and annual results of operations.

We may be unable to attract and retain key employees.

Failure to attract and retain necessary technical personnel and skilled management could adversely affect our business. Our success depends to a significant degree upon our ability to attract, retain and motivate highly skilled and qualified personnel. If we fail to attract, train and retain sufficient numbers of these highly qualified people, our business, financial condition and results of operations will be materially and adversely affected. Our success also depends on the skills, experience and performance of key members of our management team. The loss of any key employee could have an adverse effect on our business, financial condition, results of operations and prospects. We do not maintain key man insurance policies on any of our officers or employees. We may issue stock options or other equity-based compensation to attract and retain employees. The issuance of these securities could be dilutive to the holders of our other equity securities.

The relative lack of experience of our management team may put us at a competitive disadvantage. Our management team lacks public company experience, which could impair our ability to comply with legal and regulatory requirements. The individuals who now constitute our senior management have never had responsibility for managing a publicly traded company. Such responsibilities include complying with federal securities laws and making required disclosures on a timely basis. There can be no assurance that our management will be able to implement and effect programs and policies in an effective and timely manner that adequately respond to such increased legal, regulatory compliance and reporting requirements.

Senior management may be difficult to replace if they leave.

The loss of the services of one or more members of our senior management team or the inability to attract, retain and maintain additional senior management personnel could harm our business, financial condition, results of operations and future prospects. Our operations and prospects depend in large part on the performance of our senior management team, including in particular Messrs. Raza Khan and Vishal Garg. We may not be able to find qualified replacements for any of these individuals if their services are no longer available. We do not maintain key man insurance on any of these individuals.

We may not be able to effectively manage our growth.

Our strategy envisions growing our business. If we fail to effectively manage our growth, our financial results could be adversely affected. Growth may place a strain on our management systems and resources. We must continue to refine and expand our business development capabilities, our systems and processes and our access to financing sources. As we grow, we must continue to hire, train, supervise and manage new employees. We cannot assure you that we will be able to:

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  meet our capital needs;

  expand our systems effectively or efficiently or in a timely manner;

  allocate our human resources optimally;

  identify and hire qualified employees or retain valued employees; or

  incorporate effectively the components of any business that we may acquire in our effort to achieve growth.
If we are unable to manage our growth and our operations our financial results could be adversely affected.

Factors unique to students will affect our Education Investment returns, and we may not have adequate information to correctly predict future earnings of recipients.

A number of risks affecting our future returns from Education Investments are unknown to us and beyond our control. The projected value of an individual’s future earnings stream can dramatically drop at any point after the contract is agreed upon. Death, sickness, disability, unemployment, imprisonment, bankruptcy, and other such circumstances may dramatically reduce the future value of an individual’s earning prospects. Recipients may also engage in fraud, deferral of assets, disguising income, defection to escape obligation, and further forms of deception on behalf of the individual to lessen the payments they are required to make on Education Investments. It may be difficult for us to know all the relevant information about an individual, since the disclosure of information on the part of the individual is voluntary. In addition, verifying the accuracy of the information provided may in some cases be difficult. These factors may reduce the desirability of potential investors, lenders, private-label clients or other providers of capital from providing capital for the purpose of providing students with Education Investment products.

Our risk control and eligibility scoring system may have defects or turn out to be ineffective, which could materially and adversely affect our prospects, business and results of operation.

The system we may use to score students thereby determining their eligibility for and/or cost of financing and to control risks is based on our existing knowledge and available actuary data and may not be complete and accurate. If this system turns out to be inaccurate or ineffective, our prospects, business, financial condition and results of operation could be materially and adversely affected.

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY AFTER THE SHARE EXCHANGE

Following the completion of the Share Exchange, the members of our board of directors other than Mr. Cabahug will resign. Prior to resigning, however, pursuant to the Share Exchange Agreement, our directors will appoint four directors who currently are directors of Iempower. Thereafter, it is anticipated that Mr. Cabahug will resign and the remaining four directors will appoint Paul Tompkins to fill the vacancy created by Mr. Cabahug’s resignation. The new directors and executive officers are anticipated to be:

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Raza Khan, Director and President (age 26) Mr. Khan co-founded Iempower in July 1999 and has served as its Managing Director since that time. Prior to MyRichUncle, Mr. Khan co-founded Silk Road Interactive, a consulting company advising clients on business and financial strategy, brand development and marketing, and technology.

Vishal Garg, Director, Executive Vice President and Chief Financial Officer (age 26) Mr. Garg co-founded Iempower in July 1999 and has served as its Managing Director since that time. Prior to MyRichUncle, Mr. Garg was a founder & managing partner at 1/0 Capital LLC and Schwendiman Technology Partners LLC hedge funds focused on investments in emerging markets with approximately $125 million in combined firm assets.

Max Khan, Director (age 38) – Mr. Khan is the founder of Alliance Global Finance Inc. in 1992 a business that focuses on corporate finance and investment banking. He was the president of Alliance Global Finance from 1992 through October 2003. From October 2003 to the present, he serves as the president of Receivable Acquisition and Management Corp., a financial services business. Mr. Khan also is the co-founder of NewTrad Investors Inc., a hedge fund advisory firm specializing in advising Japanese institutions in their diversification into alternative assets.

Edwin J. McGuinn, Jr., Director (age 53) - Mr. McGuinn is the President of eLOT, Inc and its subsidiary interest eLottery.com (formerly known as Executone, Inc), a telephony services and e-commerce provider for the governmental lottery industry and has served in this capacity since 2000. Prior to joining eLOT, from 1998 to 2000 Mr. McGuinn was President and CEO of Automated Trading Systems, Inc. (LimiTrader.com), an institutional electronic trading system for new issue and secondary corporate bonds. Mr. McGuinn is a director of NeoVision, Inc., a decision management software company. Mr. McGuinn is a certified public accountant.

Paul Tompkins, Director (age 45) – Mr. Tompkins is the president of Tompkins Insurance Services Ltd. of Toronto, Canada, an insurance broker and advisor for life insurance and related services in estate planning and for pension and other benefit programs. He has served in this capacity since 1990.

Max Khan and Raza Khan are brothers. No other directors are related to each other (at a relationship of first cousin or closer).

EMPLOYMENT AGREEMENTS

Iempower has entered into executive employment agreements with its co-founders and managing directors Vishal Garg and Raza Khan. We intend to assume these agreements and the obligations of Iempower thereunder. Messrs. Khan and Garg will assume the titles of president and executive vice president and chief financial officer, respectively, upon closing of this Share Exchange. Each employment agreement provides for an initial annual base salary of $150,000. The agreements provide for a minimum annual increase in base salary of 10% and additional increases at the discretion of the board of directors. Each employment agreement also provides for a minimum annual performance-based bonus of $50,000 and bonuses in excess thereof at the discretion of the board of directors. Under the agreements, upon the adoption of a stock option plan each executive will also receive options to purchase up to 20% of the shares of our common stock made available under the plan, 50% of which will vest immediately and the remaining 50% will vest on the first anniversary of the grant date. Subsequent grants of stock options shall vest and be exercisable pursuant to the terms and conditions of the stock option plan. Additionally, during each calendar quarter during the term of the agreement, each executive will receive options to purchase an additional 5% of the shares of our common stock made available under the stock option plan. The exercise price of all options will be the fair market value of our common stock on the date such options are granted. We currently do not have any stock option plans in place but intend to adopt the Plan as described in this Information Statement under “Adoption of Plan” above.

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Each employment agreement expires on April 1, 2009, subject to extension or earlier termination. Each employment agreement provides that if Messrs. Garg and Khan are terminated by us without cause or if they terminate their employment agreements for good reason, they will be entitled to their base salary, guaranteed bonus and all health and benefits coverage until the expiration date of their employment agreements. At the election of the executive in the event of such termination, the executives base salary and guaranteed bonus is payable by the Company within 45 days after his last day of employment with the Company. Additionally, all stock options granted to them will immediately vest.

Under the agreements, good reason includes:

  an adverse change resulting in a diminution in the executive's duties and responsibilities;

  a adverse change in the executive's title;

  a change in control of the Company;
in each case without the consent of the executive.

Each employment agreement prohibits Messrs. Garg and Khan from competing with us, or soliciting our customers or employees, in the United States for a period of one year from the date of their termination of employment.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT FOLLOWING THE SHARE EXCHANGE

The following table sets forth information with respect to the anticipated levels of beneficial ownership of our common stock owned after giving effect to the Share Exchange, by:
  Each person who we know to be the beneficial owner of 5% or more of our outstanding common stock;

  Each of our executive officers;

  Each of our directors; and

  All of our executive officers and directors as a group.

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APPROVAL OF THE SHARE EXCHANGE WILL RESULT IN A CHANGE IN CONTROL FROM OUR MANAGEMENT TO CONTROL BY IEMPOWER’S MANAGEMENT AND THE ASSUMPTION OF IEMPOWER’S OPERATIONS AND LIABILITIES.

		Percentage Beneficially Owned (1)
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)	Prior to Share Exchange	After Share Exchange
Raza Khan(2)	3,082,559	*	23.50%
Vishal Garg(3)	2,938,538	*	22.40
Vitel Ventures Corporation(4) 802 Grand Pavillion, 1st Floor P.O. Box 30543 SMB Grand Cayman, Cayman Islands, BWI	894,778	*	6.82
Max Khan(5)	521,129	*	3.97
Edwin J. McGuinn(6)	145,669	*	1.11
Paul Tompkins(7)	59,433	*	*
All directors and named executive officers as a Group(8)	6,747,328	*	51.45

* Less than 1 percent.

(1) Beneficial ownership is calculated based on 13,113,433 shares of our common stock outstanding upon the closing of the Share Exchange after giving effect to the sale of 2,650,000 shares of our common stock in the in the Private Placement. Beneficial ownership is determined in accordance with Rule 13d-3 of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options or warrants held by that person that are currently exercisable or become exercisable within 60 days of June 14, 2004 are deemed outstanding even if they have not actually been exercised. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated in the table, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the stockholder’s name, subject to community property laws, where applicable. The address of each of the executive officers and directors is care of Iempower, Inc., 140 Broadway, 46th Floor, New York, New York 10005-1107. The address of each other stockholder is as set forth in the table.

(2) Includes 758,006 shares of common stock subject to warrants exercisable within 60 days of June 14, 2004.

(3) Includes 765,586 shares of common stock subject to warrants exercisable within 60 days of June 14, 2004.

(4) Includes 142,028 shares of common stock subject to warrants exercisable within 60 days of June 14, 2004.

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(5) Includes 521,129 shares of common stock owned of record by Alliance Global Finance, Inc. Mr. Max Khan, a director and officer of Alliance Global Finance, Inc., may be deemed the beneficial owner of these shares. Mr. Khan disclaims beneficial ownership of these shares held by Alliance Global Finance, Inc., except to the extent of his pecuniary interest therein. Does not include 505,338 shares owned by Indus Consulting, a company controlled by Mr. Khan’s wife as to which Mr. Khan disclaims beneficial ownership.

(6) Includes 98,794 shares of common stock subject to warrants exercisable within 60 days of June 14, 2004.

(7) Includes 9,433 shares of common stock subject to warrants exercisable within 60 days of June 14, 2004.

(8) Includes an aggregate of 9,433 shares of common stock held by all directors and executive officers subject to warrants exercisable within 60 days of June 14, 2004. See Notes (2) and (3) and (5) through (7) above.

After giving effect to the shares of our common stock to be retired as part of the Subsidiary Exchange, we will have 3,600,000 shares of our existing common stock issued and outstanding. Pursuant to the terms of the Share Exchange, we anticipate that we will issue 6,863,433 shares of our common stock to Iempower’s stockholders along with warrants to purchase an additional 2,136,567 shares of our common stock, and, simultaneously with the closing of the Share Exchange we will issue 2,650,000 shares of our common stock and warrants to purchase an additional 500,000 shares of our common stock to the investors who have subscribed for our securities in the Private Placement. As a result, and after giving effect to 530,606 other outstanding warrants to purchase shares of our common stock, up to 16,002,000 shares of our common stock will be outstanding on a fully-diluted basis after giving effect to the Share Exchange.

INTERESTS OF DIRECTORS, EXECUTIVE OFFICERS AND PRINCIPAL
STOCKHOLDERS IN THE SHARE EXCHANGE

Some of the directors and executive officers of Iempower have interests in the Share Exchange that are different from, or are in addition to, the interests of Iempower’s stockholders. These interests include positions as directors or executive officers of the Company following the Share Exchange and potential benefits under employment or benefit arrangements as a result of the Share Exchange. On May 15, 2004, Iempower’s directors, executive officers and their affiliates owned approximately 55.8% of Iempower common stock. Our board was aware of these interests and considered them in approving the Share Exchange.

ANTICIPATED OPERATIONS AFTER THE SHARE EXCHANGE
Overview

Iempower does business under the name MyRichUncle. MyRichUncle is a specialty finance company that provides students with funds for higher education using its unique approach of analyzing future income potential to profile and provide customized financial products to students with high-income prospects. MyRichUncle receives financing requests from students which the company refers to lenders. MyRichUncle also proposes to originate federal loans, which are student loans guaranteed by the federal government and private loans.

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Credit providers rely primarily on credit risk scores to assess consumer credit and bankruptcy risk at all stages of the credit lifecycle including customer acquisition (prescreening and marketing), origination and underwriting, and customer management. Risk scores rank-order consumers according to the likelihood that their credit obligations will be paid as expected. A consumer’s FICO® score is the numeric representation of his or her financial responsibility. The primary data points assessed include payment history, length of credit history, new credit, types of credit used, and amounts owed. MyRichUncle believes this approach to credit scoring does not provide a full picture of an individual’s financial condition. MyRichUncle believes this is especially true of young individuals who have, at best, a very brief credit history often with loan amounts too small to predict accurately long-term financial responsibility.

Using the example of corporate credit markets, not only is a borrower’s payment history taken into account, but an estimate of the borrower’s income potential is also assessed to determine both creditworthiness and credit limits. MyRichUncle takes a similar approach to consumer credit by assessing not only an individual’s credit score but his or her expected future income as well. MyRichUncle has developed a proprietary data system that analyzes a wider range of data in order to compute an individual’s estimated future income. This innovation enables MyRichUncle to more intelligently profile consumers and provide them with customized financial products.

We believe that education is generally not a simple consumption expenditure, but, rather, a capital investment which an individual makes in order to enhance his or her income potential. From our observations, we also believe that credit markets do not differentiate between students based on their income prospects. MyRichUncle utilizes not only traditional credit scoring but also proprietary income analytics to predict what a student will earn post-graduation. Using this unique model, MyRichUncle targets students with high-income prospects and a lower perceived default risk and provides them with:
  Private Student Loans – MyRichUncle generates requests for financing which it then refers to lenders. The College Board estimates that the private loan market was a $6.89 billion market in 2003 and has grown from $1.1 billion in 1995. MyRichUncle may serve as a loan originator for large purchasers of private loans. MyRichUncle may apply its analytical model to profile students.

  Loan guarantees – MyRichUncle plans to enable students with or without co-signors to have their loans guaranteed by its guaranty agency. Students pay a fee to MyRichUncle for this service.

  Education Investments™ – MyRichUncle provides Education Investments to students primarily by way of private label programs. Under the terms of an Education Investment, a student receives funds for education in exchange for a fixed percentage (e.g. 1%-4%) of his or her gross income for a fixed period. For example, a student attending MIT, who received $10,000 in the form of an Education Investment, might pay 1.8% of his or her gross income for a period of ten years post-graduation.

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With respect to federal loans, the company will serve initially as an originator for large purchaser(s) of federal loans. Purchaser(s) are interested in purchasing FFELP loans (Stafford), PLUS, consolidation loans and private loans. At this time MyRichUncle will focus on Stafford Loans and private loans. The company follows the government’s guidelines for originating and servicing Stafford Loans.

Industry Overview

Tremendous increases in the cost of higher education have created an estimated $193 billion annual market in education expenditures. Federal and state subsidization, primarily in the form of loans, provides approximately $97.6 billion in financing per year, leaving a computed gap of $95.5 billion. The gap is filled partially or entirely by family and student contributions or other means.
  Federal financing covers part of the overall cost with student loan limits of $18,500 for graduate and professional school students while the cost for a private graduate degree is approximately $40,000+ per annum. Students at private undergraduate institutions have limits of $2,650 to $5,500 per year but pay $30,000+ per year in tuition and education-related expenses.

  An average student may graduate with anywhere between $1,500-$15,000 in credit card debt that may be at an APR as high as 18%.

  Students are looking at ways in which they can fill the gap between federal loans and grants and the full cost of an education.
MYRICHUNCLE – Current Status
  The gap in education funding for students provides MyRichUncle with a ready and growing volume of students seeking financing. MyRichUncle received approximately $80 million in financing requests for its Education Investment product thus far.

  MyRichUncle has received media coverage in publications such as the Financial Times, The New York Times, and CNN relating to Education Investments. MyRichUncle has also been the focus of conferences hosted by the CATO Institute and the Darden School of Business at the University of Virginia regarding the development of human capital contracts (Education Investments) as an innovative form of education finance.

  MyRichUncle administers a private label Education Investment program with the Robertson Education Empowerment Foundation (REEF) and the University of California to invest $3 million in students. Similar programs are being established at other universities.

  Mark Kantrowitz is an advisor to MyRichUncle. Mr. Kantrowitz, founder of finaid.org, a leading Internet site on financial aid, is a renowned spokesperson on matters of financial aid. Mr. Kantrowitz has directly or indirectly provided millions of students with advice on financial aid.

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We believe that through its innovative approach to higher education financing and unique brand MyRichUncle can become one of the top companies within the education finance market—a market which is expected to undergo growth in the near future.

ANTICIPATED LIQUIDITY AND CAPITAL RESOURCES
FOLLOWING THE SHARE EXCHANGE

Iempower’s management anticipates that after giving effect to the Share Exchange, substantial additional capital will be required to implement its business plan. If additional funds are raised through the issuance of equity or convertible debt securities, the percentage ownership of our stockholders will be reduced, stockholders may experience additional dilution and such securities may have rights, preferences and privileges senior to those of our common stock. There can be no assurance that additional financing will be available on terms favorable to us or at all. If adequate funds are not available or are not available on acceptable terms, we may not be able to fund expansion, take advantage of unanticipated acquisition opportunities, develop or enhance services or products or respond to competitive pressures. Such inability could harm its business, results of operations and financial condition.

WHAT WE NEED TO DO TO COMPLETE THE SHARE EXCHANGE

We and Iempower will complete the Share Exchange only if the conditions set forth in the Share Exchange Agreement are satisfied or, in some cases, waived. These conditions include:
  the approval and adoption of the Share Exchange Agreement by the requisite vote of our stockholders and Iempower;

  that no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or enforced by any United States court or governmental entity which prohibits, restrains, enjoins or restricts the consummation of the Share Exchange;

  the accuracy of each company’s representations and warranties;

  the performance by each company of its obligations under the Share Exchange Agreement;

  the mailing of this information to all of our stockholders as of the record date; and

  the passage of 20 days after we mail this Information Statement to our stockholders.

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DISSENTERS’ APPRAISAL RIGHTS

The provisions of the DGCL that grant stockholders appraisal rights in connection with certain merger transactions will not be applicable to the Share Exchange or the Subsidiary Exchange transactions or with respect to the change of corporate name. However, as a consequence of our business primarily being conducted in California and a substantial percentage of our stockholders residing in California, holders of the Company’s common stock may be entitled to dissenters rights with respect to the foregoing transactions under the California Corporations Code.

The following is a brief summary of the rights of holders of the Company’s common stock to dissent from the Share Exchange and the Subsidiary Exchange and receive fair market value, as defined by the California Corporations Code, for their common stock held immediately before the announcement of the Share Exchange and the Subsidiary Exchange. This summary is not exhaustive, and you should read the applicable sections of Chapter 13 of the California Corporations Code, relevant sections of which are attached to this Information Statement as Exhibit D.

If you are contemplating the possibility of dissenting from the Share Exchange or the Subsidiary Exchange, you should carefully review the text of Exhibit D, particularly the procedural steps required to perfect dissenters’ rights, which are complex. You should also consult your legal counsel. We will not notify you of the various deadlines imposed for you to perfect dissenters’ rights.

IF YOU DO NOT FULLY AND PRECISELY SATISFY THE PROCEDURAL REQUIREMENTS OF THE CALIFORNIA CORPORATIONS CODE, YOU WILL LOSE YOUR DISSENTERS’ RIGHTS WITH RESPECT TO THE SHARE EXCHANGE AND SUBSIDIARY EXCHANGE TRANSACTIONS.

As of March 31, 2004, the latest available financial statements, the Company had a negative working capital position, nominal revenue and losses at both the operating and pre-tax level. Additionally, the Company has minimal infrastructure from which to grow its operations and no obvious sources of funding to fund such growth. As such, it would be reasonable to appraise the existing operations of the Company at close to zero and accordingly, conclude that the fair market value of a dissenter’s share of common stock is or closely approximates zero. Our board of directors did not request a fairness opinion in connection with the Share Exchange or the Subsidiary Exchange transactions.

To exercise dissenters’ rights, you must file written notice with us before July 15, 2004, of your intent to demand payment for your common stock if the Share Exchange and Subsidiary Exchange transactions is consummated and becomes effective.

If you do not satisfy each of these requirements, you cannot exercise dissenters’ rights and will be bound by the terms of the Share Exchange and Subsidiary Exchange transactions.

You must file the written notice of the intent to exercise dissenters’ rights with us, in accordance with Chapter 13 of the California Corporations Code, at: Pacific Technology, Inc. 26586 Guadiana, Mission Viejo, California 92691. Satisfying these requirements is the start of the process and you must then comply with the additional steps set forth in Chapter 13 of the California Corporations Code after the effective date of the Share Exchange and Subsidiary Exchange transactions.

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For purposes of the California Corporations Code, “fair market value” with respect to a dissenter’s shares means the value of such dissenter’s stock immediately before the first announcement of the terms of the proposed Share Exchange and Subsidiary Exchange transactions, excluding any appreciation or depreciation in anticipation of the foregoing transactions. Under Section 1312 of the California Corporations Code, a Company shareholder has no right, at law or in equity, to set aside the approval and adoption of the Share Exchange or the Subsidiary Exchange transactions, or the consummation of the foregoing transactions unless the action fails to comply with the procedural requirements of the California Corporations Code, the Company’s Articles of Incorporation or Bylaws, or is fraudulent with respect to that shareholder.

No federal or state regulatory requirements must be complied with or approval must be obtained in connection with the Share Exchange or the Subsidiary Exchange, other than the sending of this Information Statement to our stockholders and the delivery to the Company of the consent signed by the consenting stockholders.

FINANCIAL AND OTHER INFORMATION
THE COMPANY’S FINANCIAL STATEMENTS

Our audited financial statements as of December 31, 2003 and 2002 are contained in our Annual Report on Form 10-KSB for the year ended December 31, 2003. These financial statements have been audited by Hall & Company, independent auditors. Our unaudited financial statements as of March 31, 2004 and for the three months then ended are contained in our Quarterly Report on Form 10-QSB for the three months ended March 31, 2004. We incorporate by reference into this Information Statement both our Annual Report on Form 10-KSB for 2003 and our quarterly report on Form 10-QSB for the quarter ended March 31, 2004. You are encouraged to review the financial statements, related notes and other information included elsewhere in this filing.
IEMPOWER’S PLAN OF OPERATIONS

REVENUES. Iempower has generated $153,337 in revenues since its inception on July 30, 1999, and does not anticipate substantially increasing revenues before the first quarter of fiscal 2005. However, no assurances can be given as to the recognition of any revenues in fiscal 2004 or 2005.

EXPENSES. Iempower has generated net losses of $442,008 from its inception through December 31, 2003. These losses are primarily due to product development expenses and general and administrative expenses of $595,345 in the aggregate.

ANTICIPATED LIQUIDITY AND CAPITAL RESOURCES FOLLOWING THE SHARE EXCHANGE. Iempower has used $593,435 net cash in its operating activities and purchased equipment for $12,405 from its inception through December 31, 2003. It has financed its operating and investing activities by raising $750,000 in cash from the issuance of a promissory note executed in connection with the pending Share Exchange, $450,000 in cash from the issuance of preferred stock, and $9,000 from the issuance of common stock. In connection with the Share Exchange, we have received executed subscription agreements for the sale of 2,650,000 units in a private placement offering that will close simultaneously with the closing of the Share Exchange. Currently held in escrow, the gross proceeds from this offering total $4,240,000. Upon the closing of the Share Exchange, all of the proceeds from this offering, less legal, investment banking and related fees and expenses of approximately $700,000, will be available to Iempower. Iempower will use the net proceeds from the offering to fund working capital, advertising and marketing expenses, research and new product development, personnel expenses, and otherwise for working capital and general business purposes. By adjusting its operations and development to the level of capitalization, management believes it has sufficient capital resources to meet projected cash flow deficits during 2004. However, if during that period or thereafter, we are not successful in generating sufficient liquidity from operations or in raising sufficient capital resources, on terms acceptable to us, this could have a material adverse effect on our business, results of operations, liquidity and financial condition.

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PATENTS.

Iempower currently has a pending published patent application under the Patent Cooperation Treaty and intense to commence prosecution of the patent in several jurisdictions throughout the world shortly after closing of the Share Exchange. There can be no assurance that any patents issued to Iempower as a result of this application will provide a basis for commercially viable products, will provide Iempower with any competitive advantages, or will not face third-party challenges or be the subject of further proceedings limiting their scope or enforceability.

EMPLOYEES. At June 14, 2004, Iempower employed 3 full-time employees.

IEMPOWER’S FINANCIAL STATEMENTS

The audited financial statements of Iempower for the years ending December 31, 2003 and December 31, 2002 are attached to this Information Statement as Exhibit E. These financial statements have been audited by Bagell, Josephs & Company, L.L.C., independent auditors. The unaudited financial statements of Iempower as of March 31, 2004 and for the three months then ended are attached to this Information Statement as Exhibit F. These unaudited statements were prepared by Iempower’s management and reviewed by management and reviewed by Bagell, Josephs & Company, L.L.C.

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
PACIFIC TECHNOLOGY, INC. AND SUBSIDIARY
PRO FORMA COMBINED FINANCIAL STATEMENTS

On April 22, 2004, we entered into a Share Exchange Agreement with Iempower, Inc. and its stockholders dated as of April 13, 2004 pursuant to which we agreed to acquire all the outstanding capital stock of Iempower. The Share Exchange will be accounted for as a reverse merger under the purchase method of accounting. Accordingly, Iempower, Inc. will be treated as the continuing entity for accounting purposes and the historical financial statements presented will be those of Iempower.

The accompanying unaudited pro forma condensed consolidated balance sheet as of March 31, 2004 has been presented as if the acquisition had occurred on March 31, 2004. The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2003 and for the three months ended March 31, 2004 have been presented as if the acquisition had occurred January 1, 2003.

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The unaudited pro forma condensed consolidated statements do not necessarily represent the actual results that would have been achieved had the companies been combined at the beginning of the year, nor may they be indicative of future operations. These unaudited pro forma condensed financial statements should be read in conjunction with the companies’ respective historical financial statements and notes included thereto. See “The Company’s Financial Statements” and “Iempower’s Financial Statements’ above in this Information Statement under “Financial and Other Information.”

                    PACIFIC TECHNOLOGY, INC. AND SUBSIDIARY
                        (FORMERLY DR PROTEIN.COM, INC.)
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 2004

                                                                 PACIFIC                                                    (1)
                                                            TECHNOLOGIES, INC.    IEMPOWER, INC.  NOTE    ADJUSTMENTS    PRO FORMA
                                                            ------------------   ---------------  -----  ------------   -----------
Current Assets:
  Cash and cash equivalents                                 $          126,839   $        16,810    A    $   (126,839)  $    16,810
  Accounts receivable - net                                             11,256                --    A         (11,256)           --
  Inventory                                                                 24                --    A             (24)           --
  Prepaid expenses and other                                                --             2,001    A              --         2,001
                                                            ------------------   ---------------         ------------   -----------

    Total Current Assets                                               138,119            18,811             (138,119)       18,811

  Fixed assets, net of depreciation                                      2,583            10,026    A          (2,583)       10,026
                                                            ------------------   ---------------         ------------   -----------

TOTAL ASSETS                                                $          140,702   $        28,837         $   (140,702)  $    28,837
                                                            ==================   ===============         ============   ===========

                                           LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current Liabilities:
  Accounts payable and accrued expenses                     $           67,096   $        11,651    A    $    (67,096)  $    11,651
  Short term advances, convertible notes                               110,000            30,500    A        (110,000)       30,500
                                                            ------------------   ---------------         ------------   -----------

      Total Current Liabilities                                        177,096            42,151             (177,096)       42,151
                                                            ------------------   ---------------         ------------   -----------

Stockholders' Equity (Deficit):
Preferred Stock, $.001 par value; 5,000,000 and 3,000,000
    shares authorized and 0; issued and outstanding                         --               900    A            (900)           --

Common Stock, $.001 par value; 50,000,000 and 22,100,000
    shares authorized and 12,925,000 and 15,250,000 issued
    and outstaning                                                      12,925            10,300    A          (7,975)       15,250

Additional paid-in capital                                              29,786           438,800              (33,836)      434,750
Accumulated deficit                                                    (79,105)         (463,314)              79,105      (463,314)
                                                            ------------------   ---------------         ------------   -----------

      TOTAL STOCKHOLDERS' (DEFICIT)                                    (36,394)          (13,314)              36,394       (13,314)
                                                            ------------------   ---------------         ------------   -----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                  $          140,702   $        28,837         $   (140,702)  $    28,837
                                                            ==================   ===============         ============   ===========

(1)  Represents reverse merger showing Iempower, Inc. only.

             See notes to unaudited pro forma financial statements

                    PACIFIC TECHNOLOGY, INC. AND SUBSIDIARY
                        (FORMERLY DR PROTEIN.COM, INC.)
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                               PACIFIC
                                          TECHNOLOGIES, INC.    IEMPOWER, INC.   NOTE     ADJUSTMENTS      PRO FORMA
                                          ------------------   ---------------  ------   -------------   -------------

OPERATING REVENUES
     Revenue                              $          189,551   $         2,406     A     $    (189,551)  $       2,406
                                          ------------------   ---------------                           -------------

OPERATING EXPENSES
     Cost of sales                                   153,180                --     A          (153,180)             --
     General and administrative expenses              67,896            48,633     A           (67,896)         48,633
     Depreciation and amortization                       837             1,547     A              (837)          1,547
                                          ------------------   ---------------                           -------------
          TOTAL OPERATING EXPENSES                   221,913            50,180                                  50,180
                                          ------------------   ---------------                           -------------

NET LOSS                                             (32,362)          (47,774)                                (47,774)

OTHER LOSS
     Unrealized loss on investment                        --            (1,500)                                 (1,500)
                                          ------------------   ---------------                           -------------
           TOTAL OTHER LOSS                               --            (1,500)                                 (1,500)
                                          ------------------   ---------------                           -------------

NET LOSS BEFORE PROVISION
  FOR INCOME TAXES                                   (32,362)          (49,274)                                (49,274)

      Provision for income taxes                          --                --                                      --
                                          ------------------   ---------------                           -------------

NET LOSS APPLICABLE TO
   COMMON SHARES                          $          (32,362)  $       (49,274)                          $     (49,274)
                                          ==================   ===============                           =============

NET LOSS PER BASIC AND
   DILUTED SHARES                         $           (0.003)  $        (0.005)                          $      (0.003)
                                          ==================   ===============                           =============

WEIGHTED AVERAGE OF COMMON
   SHARES OUTSTANDING                             12,925,000        10,300,000                              15,250,000
                                          ==================   ===============                           =============

             See notes to unaudited pro forma financial statements

                    PACIFIC TECHNOLOGY, INC. AND SUBSIDIARY
                        (FORMERLY DR PROTEIN.COM, INC.)
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE THREE MONTHS ENDED MARCH 31, 2004

                                               PACIFIC
                                          TECHNOLOGIES, INC.     IEMPOWER, INC.    NOTE    ADJUSTMENTS     PRO FORMA
                                          ------------------   ----------------  ------  -------------   -------------
OPERATING REVENUES
     Revenue                              $           26,194   $            932    A     $     (26,194)  $         932
                                          ------------------   ----------------                          -------------

OPERATING EXPENSES
     Cost of sales                                    20,882                  -    A           (20,882)             --
     General and administrative expenses              35,638             20,270    A           (35,638)         20,270
     Depreciation and amortization                       279                468    A              (279)            468
                                          ------------------   ----------------                          -------------
          TOTAL OPERATING EXPENSES                    56,799             20,738                                 20,738
                                          ------------------   ----------------                          -------------

NET LOSS                                             (30,605)           (19,806)                               (19,806)

OTHER LOSS
     Unrealized loss on investment                        --             (1,500)                                (1,500)
                                          ------------------   ----------------                          -------------
           TOTAL OTHER LOSS                               --             (1,500)                                (1,500)
                                          ------------------   ----------------                          -------------

NET LOSS BEFORE PROVISION
  FOR INCOME TAXES                                   (30,605)           (21,306)                               (21,306)

      Provision for income taxes                          --                  -                                     --
                                          ------------------   ----------------                          -------------

NET LOSS APPLICABLE TO
   COMMON SHARES                          $          (30,605)  $        (21,306)                         $     (21,306)
                                          ==================   ================                          =============

NET LOSS PER BASIC AND
   DILUTED SHARES                         $           (0.002)  $         (0.001)                         $      (0.001)
                                          ==================   ================                          =============

WEIGHTED AVERAGE OF COMMON
   SHARES OUTSTANDING                             12,925,000         15,250,000                             15,250,000
                                          ==================   ================                          =============

             See notes to unaudited pro forma financial statements

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Some statements in this Information Statement contain certain “forward-looking” statements of management of the Company. Forward-looking statements are statements that estimate the happening of future events are not based on historical fact. Forward-looking statements may be identified by the use of forward-looking terminology, such as “may,” “shall,” “could,” “expect,” “estimate,” “anticipate,” “predict,” “probable,” “possible,” “should,” “continue,” or similar terms, variations of those terms or the negative of those terms. The forward-looking statements specified in the following information have been compiled by our management on the basis of assumptions made by management and considered by management to be reasonable. Our future operating results, however, are impossible to predict, and no representation, guaranty or warranty is to be inferred from those forward-looking statements.

The assumptions used for purposes of the forward-looking statements specified in the following information represent estimates of future events and are subject to uncertainty as to possible changes in economic, legislative, industry and other circumstances. As a result, the identification and interpretation of data and other information and their use in developing and selecting assumptions from and among reasonable alternatives require the exercise of judgment. To the extent that the assumed events do not occur, the outcome may vary substantially from anticipated or projected results, and, accordingly, no opinion is expressed on the achievability of those forward-looking statements. We cannot guaranty that any of the assumptions relating to the forward-looking statements specified in the following information are accurate, and we assume no obligation to update any such forward-looking statements.

WHERE YOU CAN FIND MORE INFORMATION

The Securities and Exchange Commission allows us to incorporate by reference information into this Information Statement, which means that we can disclose important information by referring you to another document filed separately by us with the SEC. The following documents previously filed by us with the SEC are incorporated by reference in this Information Statement and are deemed to be a part of this Information Statement:
  Our Annual Report on Forms 10-KSBor the fiscal year ended December 31, 2003;
  Our Quarterly Report on Form 10-QSB for the period ended March 31, 2004; and
  Our Current Reports on Form 8-K and 8K/A dated April 27, 2004, March 12, 2004 and February 10, 2004.

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Any statement contained in a document incorporated by reference in this Information Statement shall be deemed to be modified or superseded for all purposes to the extent that a statement contained in this Information Statement modifies or replaces the statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute part of this Information Statement.

We undertake to send by first class mail, without charge and within one business day after receipt of any written or oral request, to any person to whom a copy of this Information Statement has been delivered, a copy of any or all of the documents referred to above which have been incorporated by reference in this Information Statement, other than exhibits to the documents unless the exhibits are specifically incorporated by reference herein. Requests for copies should be directed to our Chief Financial Officer at Pacific Technology, Inc., 26586 Guadiana, Mission Viejo, California 92691.

Pacific Technology files annual, quarterly and current reports and other information with the SEC under the Securities Exchange Act of 1934. You may read and copy any reports and other information that we file at the SEC’s public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549, and you may also obtain copies of those documents from the SEC upon payment of the prescribed fee. Information about the operation of the public reference room may be obtained by calling the SEC at 1-800-SEC-0330. The reports and other information that we file with the SEC are also available through the SEC’s web site at http://www.sec.gov.

               By the Order of the Board of Directors

               June 14, 2004

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EXHIBIT A
EXECUTION COPY

SHARE EXCHANGE AGREEMENT

THIS SHARE EXCHANGE AGREEMENT (this “Agreement”), is entered into as of this 13th day of April, 2004, by and between: (i) Pacific Technology, Inc., a Delaware corporation (the “Corporation”), (ii) Iempower, Inc. (“IEM”), a Delaware corporation doing business in the State of New York as MyRichUncle, and (iii) Vishal Garg, in his capacity as a stockholder of IEM and as representative of the other stockholders of IEM (in such capacity, the “Authorized Representative ”) (all stockholders of IEM listed on Exhibit A hereto, the “IEM Stockholders”), for purposes only of Sections 3.1, 3.5 and Article VII of this Agreement. The Corporation, IEM and the Authorized Representative are referred to collectively as the “Parties.”

RECITALS

A.   On the terms and conditions hereinafter provided, the Corporation desires to acquire from the IEM Stockholders, and the IEM Stockholders wish to transfer to the Corporation 100% of the issued and outstanding common stock, $0.001 par value per share (“IEM Common Stock”) of IEM (the “Transferred IEM Shares”) in exchange for 6,863,433 newly issued shares of common stock, $0.001 par value per share (“Corporation Common Stock”) of the Corporation constituting, together with the New Warrant Shares (as defined below), 59.02% of the issued and outstanding Corporation Common Stock (such shares, the “Issued Shares”) after giving effect to the issuance of Corporation Common Stock in the PPO (as defined below) but before giving effect to the issuance of the Corporation Common Stock pursuant to the exercise of the Warrants (as defined below) to be issued as part of the PPO as of the Closing (as defined below) (such share exchange transaction, the “Transaction”). The exchange ratio used for purposes of the Transaction is one share of IEM Common Stock to 0.5053 shares of the Corporation Common Stock (the “Exchange Ratio”).

B.   In addition, in connection with the Transaction, the Corporation will issue to holders of warrants (the “Existing Warrants”) to purchase shares of IEM Common Stock listed on Schedule 2.7.1 hereto, upon cancellation of the Existing Warrants, new warrants (the “New Warrants”) to purchase shares of the Corporation Common Stock, in the amounts set forth on Schedule 2.7.2 hereto, for an aggregate 2,136,567 shares of the Corporation Common Stock (such shares issuable upon the exercise of the New Warrants, the “New Warrant Shares”).

C.   In connection with the Transaction, the Corporation will also acquire 9,325,000 shares of the Corporation Common Stock held by certain officers, directors and/or principal stockholders of the Company: Michelle Mirrotto, Ryan Neely, Stanley McCrosky and Roderick Cabahug (“Management”) in exchange for all of the Corporation’s 2,010,000 shares in its Subsidiary (as defined below) (the “Subsidiary Exchange”). The effect of the Subsidiary Exchange will be to transfer the entire capital stock of the Corporation to Management. Simultaneously with the closing of the Subsidiary Exchange, the Corporation intends to cancel the 9,325,000 shares of the Corporation Common Stock acquired from Management and return such shares to the Company’s treasury.

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D.    The Authorized Representative and each of the IEM Stockholders have entered into the Irrevocable Power of Attorney and Custody Agreement, attached hereto as Exhibit B (the “Custody Agreement”) and each of the IEM Stockholders have executed and delivered to the Corporation a Stockholder Certificate attached hereto as Exhibit C (each, a “Stockholder Certificate”).

NOW THEREFORE, on the stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the Parties to be derived herefrom, the Parties hereto hereby agree as follows:

ARTICLE I

REPRESENTATIONS, COVENANTS AND
WARRANTIES OF THE CORPORATION

As an inducement to, and to obtain the reliance of IEM, the Corporation hereby represents, warrants and covenants to IEM as of the date hereof , and as of the Closing Date (as defined below), as follows:

1.1   Organization.

(a)   The Corporation is a corporation duly organized and validly existing under the laws of the State of Delaware and has the corporate power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business. The following documents are attached hereto under Exhibit D: (i) a certified copy of the certificate of incorporation of the Corporation in effect as of the date of this Agreement; (ii) the bylaws of the Corporation in effect as of the date of this Agreement; and (iii) a certificate of good standing of the Corporation issued by the Secretary of State of the State of Delaware and dated as of a recent date preceding the date of this Agreement.

(b)   The Subsidiary (as defined below) is a corporation duly organized and validly existing under the laws of the State of Nevada and has the corporate power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business. The following documents are attached hereto under Exhibit E: (i) a certified copy of the articles of incorporation of the Subsidiary in effect as of the date of this Agreement; (ii) the bylaws of the Subsidiary in effect as of the date of this Agreement; and (iii) a certificate of good standing of the Subsidiary issued by the Secretary of State of the State of Nevada and dated as of a recent date preceding the date of this Agreement. For purposes of this Agreement, the term “Subsidiary” shall mean Pacific Technology, Inc., a Nevada corporation. Other than the Subsidiary, the Corporation does not own or control 50% or more of the securities or other interests entitled to vote in the election of directors or others performing similar functions with respect to any corporation or other organization, or to otherwise control any corporation, partnership, limited liability company, limited partnership, joint venture, business trust or other entity.

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(c)   The following information for the Subsidiary is set forth in Schedule 1.1(c) to this Agreement: (i) its name and jurisdiction of incorporation, (ii) the type and percentage interest held by the Corporation in the Subsidiary and the names of and percentage interest held by the other interest holders, if any, in the Subsidiary, and (iii) any loans from the Corporation to, or priority payments due to the Corporation from, the Subsidiary and the rate of return thereon.

1.2   Due Authorization. The Corporation has taken, or will have taken prior to Closing (as defined below), all actions required by law, its certificate of incorporation, its bylaws, or otherwise to authorize the execution and delivery of this Agreement. No authorization, approval, consent, or order of, or registration with, any court or other governmental body is required in connection with the execution and delivery by the Corporation of this Agreement and consummation by the Corporation of the transactions contemplated by this Agreement, including without limitation, the issuance of New Warrants.

1.3   Absence of Violation. The execution and delivery of this Agreement, and all exhibits hereto does not and the consummation of the transactions contemplated hereby and thereby will not: (a) conflict with, violate, result in a breach of or constitute a default under any provision of the certificate of incorporation (as amended through the date hereof) or bylaws or other organizational documents of the Corporation; (b) violate, conflict with or result in the breach or termination of or modification, or otherwise give any other contracting party the right to terminate or modify, or constitute a default, with or without notice, the lapse of time or both, or cause the acceleration of any obligation, under the terms of any contract to which the Corporation is a party; (c) result in the creation of any lien, charge or encumbrance upon the properties or other assets of the Corporation; or (d) conflict with, violate, result in a breach of or constitute a default under any judgment, order, injunction, decree or award against, or binding upon, the Corporation or upon any of its properties or assets.

1.4   Consents. The Corporation is not subject to any law, ordinance, regulation, rule, order, judgment, injunction, decree, charter, bylaw, contract, commitment, lease, agreement, instrument or other restriction of any kind which would prevent the Corporation from performing the terms of this Agreement and all exhibits hereto or any of the transactions contemplated hereby and thereby without the consent of any third party, or which would require the consent of any third party for the consummation of this Agreement and all exhibits hereto or any of the transactions contemplated hereby and thereby, or which would result in any penalty, forfeiture or other termination as a result of such consummation.

1.5   Binding Obligation. When executed by the Corporation, this Agreement and all exhibits hereto and the representations and warranties contained herein and therein will constitute a valid and binding obligation of the Corporation, its successors and permitted assigns enforceable in accordance with their respective terms.

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1.6   Capitalization and Outstanding Shares.

(a)   As of the date of this Agreement, the authorized capital of the Corporation consists of 55,000,000 shares of capital stock, $0.001 par value per share, of which 50,000,000 shares are common stock and 5,000,000 shares are preferred stock. There are 12,925,000 shares of the Corporation Common Stock currently issued and outstanding, and no shares of the Corporation’s preferred stock are issued and outstanding. Such issued and outstanding shares of the Corporation Common Stock are validly issued, fully paid, and non-assessable and have not been issued in violation of the pre-emptive or other rights of any person.

(b)   As of the date of this Agreement, the authorized capital of the Subsidiary consists of 55,000,000 shares of capital stock, $0.001 par value per share, of which 50,000,000 shares are common stock and 5,000,000 shares are preferred stock. There are 2,010,000 shares of the Subsidiary’s common stock currently issued and outstanding, and no shares of the Subsidiary’s preferred stock are issued and outstanding. Such issued and outstanding shares of the Subsidiary’s common stock are validly issued, fully paid, and non-assessable and have not been issued in violation of the pre-emptive or other rights of any person.

1.7   No Options, Warrants or Subscriptions.

(a)   Except as set forth on Schedule 1.7(a) to this Agreement, there are no existing options, warrants, calls, subscriptions, commitments of any character, or any other right (whether by law, pre-emptive or contractual) relating to any shares of the Corporation’s capital stock, or requiring the Corporation to purchase, redeem or otherwise acquire any of its issued and outstanding shares of capital stock. Following the Closing (as defined below), the Corporation will have New Warrants issued and outstanding.

(b)   There are no existing options, warrants, calls, subscriptions, commitments of any character, or any other right (whether by law, pre-emptive or contractual) relating to any shares of the Subsidiary’s capital stock, or requiring the Subsidiary to purchase, redeem or otherwise acquire any of its issued and outstanding shares of capital stock.

1.8   Compliance With Laws and Regulations. Each of the Corporation and the Subsidiary has complied with all applicable statutes and regulations of any federal, state, or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets, or condition of the Corporation or the Subsidiary, taken individually, or except to the extent that noncompliance would not result in the occurrence of any material liability for the Corporation or the Subsidiary.

1.9   Litigation. There are no claims, actions, suits, proceedings or investigations pending or threatened or reasonably anticipated against or affecting the Corporation, or the Subsidiary or any of their respective assets or business or this Agreement or any exhibit hereto, at law or in equity, by or before any court, arbitrator or governmental authority, domestic or foreign.

1.10   No Bankruptcy. There has not been filed any petition or application, nor any proceeding commenced by or against the Corporation or the Subsidiary with respect to any assets of the Corporation or the Subsidiary under any law, domestic or foreign, relating to bankruptcy, reorganization, fraudulent transfer, compromise, arrangements, insolvency, readjustment of debt or creditors’ rights, and no assignment has been made by the Corporation or the Subsidiary for the benefit of creditors generally.

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1.11   Shareholder’s Agreements. Except for this Agreement and any agreements incorporated as exhibits hereto, there is no agreement which governs or purports to govern the shareholdings of the Corporation or which restricts or purports to restrict the exercise by any shareholder of the Corporation of his rights as a shareholder of the Corporation, including without restriction, any such agreement, arrangement, commitment or understanding restricting or otherwise relating to the voting, dividend rates or disposition of the shares (or units or other equity interest, as the case may be) of the Corporation, save as governed by applicable law.

1.12   Option Plans. There is no share option plan or similar plan to acquire any additional shares or units or other equity interests, as the case may be, of the Corporation or securities convertible or exercisable into or exchangeable for, or which otherwise confer on the holder thereof any right to acquire, any such additional shares or units or equity interests, as the case may be, except as set forth on Schedule 1.7(a) to this Agreement.

1.13   Financial Statements. The financial statements contained in the Corporation’s filings with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with the United States generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Corporation and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

1.14    Tax Returns. All required tax returns and information returns and reports of or relating to any tax and the information and data contained therein have been properly and accurately compiled and completed in all material respects, and filed in a timely manner with the appropriate taxation authority for the Corporation.

1.15   Guarantees. The Corporation does not have any outstanding contracts or commitments guaranteeing (or indemnifying or making contribution to others for breaches in connection with) the payment or collection or the performance of the obligations of others, and the Corporation has not entered into any deficiency agreements, or issued any comfort letters, or otherwise granted any material financial assistance to any person, firm, corporation or other entity.

1.16   No Non-Competition Agreement. There is no restriction agreement nor any non-solicitation or non-competition agreement or other agreement restricting in any way the carrying on of the business of the Corporation binding upon the Corporation.

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1.17   Real Property. The Corporation does not own any real or otherwise immovable property, and the Corporation does not hold as tenant any leases.

1.18    Employment Matters. The Corporation does not have any employment, consulting or severance contract, arrangement or understanding with any person whomsoever. The Corporation has not granted any “golden parachute” to any of its past or present employees. The salaries and bonuses of all officers and employees of the Corporation have been paid in full by the Corporation. The Corporation is in compliance in all material respects with all applicable laws relating to employment in all relevant jurisdictions. There is no pending or outstanding employment dispute within the Corporation. The consummation of the transactions contemplated by this Agreement will not give rise to any liability of the Corporation for bonuses, severance pay, termination benefits or other amounts.

1.19   Intellectual Property. The Corporation has not and is not violating any patents, material trademarks, trade names, copyrights, service marks, applications therefor and other industrial and intellectual property.

1.20   Issuance of Shares Exempt from Registration. The issuance of the Issued Shares and New Warrants to the IEM Stockholders is exempt from registration under United States federal and state securities laws and regulations.

1.21   No Materially Adverse Undisclosed Facts. There is no fact known to the management of the Corporation which has not previously been disclosed in writing to IEM which may materially adversely affect the Corporation or its respective assets, properties, business, prospects, operation or condition (financial or otherwise), or which should be disclosed to IEM in order to make any of the warranties and representations herein true and not misleading and no state of facts is known (or with reasonable diligence would be known) to the management of the Corporation that would operate to prevent the Corporation from continuing to carry on its business in the manner in which carried on at the date hereof.

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1.22   Absence of Certain Changes or Events. Except in order to fulfill the obligations created by this Agreement and to complete the transactions contemplated herein, from the date of this Agreement until the completion of the Closing (as described below) the Corporation will: (a) not incur any liability or obligation whatsoever, secured or unsecured, direct or indirect, other than in the ordinary and usual course of its business; (b) not enter into any contracts or agreements whatsoever, other than in the ordinary and usual conduct and course of its business; (c) not change any of its accounting methods, principles, practices or policies; (d) not cease to operate its properties and to carry on its business as heretofore carried on, nor fail to maintain all of its properties, rights and assets consistently with past practices; (e) not sell or otherwise in any way alienate or dispose of any of its assets other than in the ordinary course of business and in a manner consistent with past practices; (f) not modify its certificate of incorporation, bylaws or capital structure, except in accordance with this Agreement; (g) not make any modification to its authorized or issued shares, nor redeem, retire, repurchase or otherwise acquire, nor issue, sell or otherwise dispose of, shares of its capital stock other equity interests or warrants, bonds or rights in its own capital, (h) not make any distribution, by way of dividend or otherwise, to any of its shareholders or to any affiliate or associate thereof, or reserve or declare any dividend; (i) not make any material change in the form of compensation or remuneration payable or to become payable to any of its shareholders, directors, officers, employees or agents nor in the rate thereof; (j) other than the ordinary course of business, not grant to any customer any special allowance or discount, or change its pricing, credit or payment policies; (k) not make any loan or advance, or assume, guarantee or otherwise become liable with respect to the liabilities or obligations of any person; (l) not permit, cause or suffer any extraordinary losses not covered by insurance; (m) not remove any director or auditor or terminate any officer or have any of the foregoing resign, except as set forth on Schedule 1.22(m) to this Agreement; (n) not purchase or otherwise acquire any shares or other equity interest, as the case may be, in any person. The Corporation further represents that: (o) it is not currently facing any action or suit, proceeding, inquiry, or any threat thereof, against or affecting the Corporation at law or in equity or before or by any foreign, federal, state, provincial, municipal or other governmental department, commission, board, bureau, agency or instrumentality which may in any way materially and adversely affect the Corporation; (p) except as described in its SEC filings, and/or the Corporation’s interim financial statements, there have not been any transactions, agreements, arrangements or payments (including, without limitation, salaries, bonuses, royalties or fees) relating to or affecting the Corporation or its business: (i) involving any related entity of the Corporation; (ii) involving any current or former director, officer, shareholder of the Corporation; (iii) involving any member of the immediate family of any individual described in clause (ii) above; (iv) involving any other person not acting at arm’s length with the Corporation; or (v) not otherwise at arm’s length.

1.23   Reliance. All representations and warranties of the Corporation contained herein shall be deemed to have been relied upon by IEM notwithstanding any investigation heretofore or hereafter made by IEM or by its counsel or by any other representative of IEM and shall survive the date hereof and continue in full force and effect for the benefit of IEM for an unlimited duration in case of fraud, gross negligence, material willful concealment or until the limitation period under any applicable tax statute has expired or, in all other cases, until the second anniversary of the date hereof.

ARTICLE II

REPRESENTATIONS, COVENANTS, AND WARRANTIES
OF IEM

As an inducement to, and to obtain the reliance of the Corporation, IEM hereby represents, warrants and covenants to the Corporation as of the date hereof , and as of the Closing Date, as follows:

2.1   Organization. IEM is a company duly organized and validly existing under the laws of the State of Delaware and has the corporate power and is duly authorized, qualified and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business, except as disclosed in the Offering Memorandum (as defined below). The following documents are attached hereto under Exhibit F: (i) a certified copy of the certificate of incorporation of IEM in effect as of the date of this Agreement; (ii) the bylaws of IEM in effect as of the date of this Agreement; and (iii) a certificate of good standing of IEM as of a recent date.

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2.2   Due Authorization. IEM has taken, or will have taken prior to Closing, all actions required by law, its articles of incorporation, its bylaws, or otherwise to authorize the execution and delivery of this Agreement. No authorization, approval, consent, or order of, or registration, declaration, or filing with, any court or other governmental body is required in connection with the execution and delivery by IEM of this Agreement and consummation by IEM of the transactions contemplated by this Agreement.

2.3   Absence of Violation. The execution and delivery of this Agreement, and all exhibits hereto does not and the consummation of the transactions contemplated hereby and thereby will not (a) conflict with, violate, result in a breach of or constitute a default under any provision of the articles of incorporation (as amended) or bylaws or other organizational documents of IEM; (b) violate, conflict with or result in the breach or termination of or modification, or otherwise give any other contracting party the right to terminate or modify, or constitute a default, with or without notice, the lapse of time or both, or cause the acceleration of any obligation, under the terms of any contract to which IEM is a party; (c) result in the creation of any lien, charge or encumbrance upon the properties or other assets of IEM; or (d) conflict with, violate, result in a breach of or constitute a default under any judgment, order, injunction, decree or award against, or binding upon, IEM or upon any of its properties or assets.

2.4   Consents. Except as set forth on Schedule 2.4 to this Agreement, IEM is not subject to any law, ordinance, regulation, rule, order, judgment, injunction, decree, charter, bylaw, contract, commitment, lease, agreement, instrument or other restriction of any kind which would prevent IEM from performing the terms of this Agreement and all exhibits hereto or any of the transactions contemplated hereby and thereby without the consent of any third party, or which would require the consent of any third party for the consummation of this Agreement and all exhibits hereto or any of the transactions contemplated hereby and thereby, or which would result in any penalty, forfeiture or other termination as a result of such consummation.

2.5   Binding Obligation. When executed by IEM, this Agreement, and all exhibits hereto and the representations and warranties contained herein and therein will constitute a valid and binding obligation of IEM, its successors and permitted assigns enforceable in accordance with their respective terms.

2.6   IEM Transferred Shares. IEM hereby represents and warrants that the Transferred IEM Shares constitute all of IEM’s issued and outstanding share capital. Vishal Garg, in his capacity as a stockholder of IEM, hereby represents and warrants that, with respect to the number of shares of IEM Common Stock set forth beside his name on the signature page hereto (representing all of the securities of IEM held thereby), such securities are (i) free and clear of any claims, charges, equities, liens, security interests, and encumbrances whatsoever (including but not limited to any marital or community property interest); and (ii) delivery of such securities on the Closing Date will convey to the Corporation good and marketable title to such securities, free and clear of any claims, charges, equities, liens, security interests and encumbrances whatsoever.

2.7   Options or Warrants or Subscriptions. Except as set forth on Schedule 2.7.1 to this Agreement, there are no existing options, warrants, calls, subscriptions or commitments of any character relating to the authorized and unissued share capital of IEM, including, but not limited to the common stock of IEM.

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2.8   Compliance With Laws and Regulations. Except as set forth on Schedule 2.8 to this Agreement, to the actual knowledge of IEM, it has complied with all applicable statutes and regulations of any federal, state or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets, or condition of IEM or except to the extent that noncompliance would not result in the occurrence of any material liability for IEM.

2.9   Litigation. There are no claims, actions, suits, proceedings or investigations pending or threatened or reasonably anticipated against or affecting IEM or any of their assets or business or this Agreement or any exhibit hereto, at law or in equity, by or before any court, arbitrator or governmental authority, domestic or foreign.

2.10   No Bankruptcy. There has not been filed any petition or application, nor any proceeding commenced by or against IEM with respect to any assets of IEM under any law, domestic or foreign, relating to bankruptcy, reorganization, fraudulent transfer, compromise, arrangements, insolvency, readjustment of debt or creditors’ rights, and no assignment has been made by IEM for the benefit of creditors generally.

2.11   Option Plans. There is no share option plan or similar plan to acquire any additional shares or units or other equity interests, as the case may be, of IEM or securities convertible or exercisable into or exchangeable for, or which otherwise confer on the holder thereof any right to acquire, any such additional shares or units or equity interests, as the case may be.

2.12   Financial Statements. The financial statements attached hereto under Exhibit F accurately reflect, subject to further auditing according to GAAP: (a) the assets of IEM (cash and in kind); and (b) all outstanding obligations of IEM whatsoever. With the exception of the senior promissory note in the principal amount of $750,000, dated March 30, 2004, made by IEM in favor of Mr. Mark Tompkins, IEM has no other material outstanding obligations.

IEM shall provide the audited financial statements for the fiscal years of 2002 and 2003 within 60 days after the Closing Date to be filed with the SEC on Form 8-K.

2.13    Tax Returns. Except as set forth on Schedule 2.13, all required tax returns and information returns and reports of or relating to any tax and the information and data contained therein have been properly and accurately compiled and completed in all material respects, and filed in a timely manner with the appropriate taxation authority for IEM.

2.14   Guarantees. IEM does not have any outstanding contracts or commitments guaranteeing (or indemnifying or making contribution to others for breaches in connection with) the payment or collection or the performance of the obligations of others, and has not entered into any deficiency agreements, or issued any comfort letters, or otherwise granted any material financial assistance to any person, firm, corporation or other entity.

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2.15   No Non-Competition Agreement. There is no restriction agreement nor any non-solicitation or non-competition agreement or other agreement restricting in any way the carrying on of the business of IEM binding upon IEM.

2.16    Real Property. IEM does not own any real or otherwise immovable property.

2.17   Intellectual Property. To the knowledge of IEM, and except as may be disclosed in the Offering Memorandum, it has not and is not violating any patents, material trade marks, trade names, copyrights, service marks and other industrial and intellectual property.

2.18   No Materially Adverse Undisclosed Facts. There is no fact known to the management of IEM which has not previously been disclosed in writing to the Corporation which may materially adversely affect IEM or its respective assets, properties, business, prospects, operation or condition (financial or otherwise), or which should be disclosed to the Corporation in order to make any of the warranties and representations herein true and not misleading and no state of facts is known (or with reasonable diligence would be known) to the management of IEM, which would operate to prevent IEM from continuing to carry on its business in the manner in which carried on at the date hereof.

2.19   Reliance. All representations and warranties of IEM contained herein, shall be deemed to have been relied upon by the Corporation notwithstanding any investigation heretofore or hereafter made by the Corporation or by their counsel or by any other representative of IEM and shall survive the date hereof and continue in full force and effect for the benefit of Corporation for an unlimited duration in case of fraud, gross negligence, material willful concealment or until the limitation period under any applicable tax statute has expired or, in all other cases, until the second anniversary of the date hereof.

2.20   Absence of Certain Changes or Events. Except in order to fulfill the obligations created by this Agreement and to complete the transactions contemplated herein, from the date of this Agreement until the completion of the Closing (as defined below), IEM will: (a) not incur any liability or obligation whatsoever, secured or unsecured, direct or indirect, other than in the ordinary and usual course of its business; (b) not enter into any contracts or agreements whatsoever, other than in the ordinary and usual conduct and course of its business; (c) not change any of its accounting methods, principles, practices or policies; (d) not cease to operate its properties and to carry on its business as heretofore carried on, nor fail to maintain all of its properties, rights and assets consistently with past practices; (e) not sell or otherwise in any way alienate or dispose of any of its assets other than in the ordinary course of business and in a manner consistent with past practices; (f) not modify its articles of incorporation, bylaws or capital structure; (g) not make any modification to its authorized or issued shares, nor redeem, retire, repurchase or otherwise acquire, nor issue, sell or otherwise dispose of, shares of its capital stock, other equity interests or warrants, bonds or rights in its own capital, (h) not make any distribution, by way of dividend or otherwise, to any of its shareholders or to any affiliate or associate thereof, or reserve or declare any dividend; (i) not make any material change in the form of compensation or remuneration payable or to become payable to any of its shareholders, directors, officers, employees or agents nor in the rate thereof; (j) other than the ordinary course of business, not grant to any customer any special allowance or discount, or change its pricing, credit or payment policies; (k) not make any loan or advance, or assume, guarantee or otherwise become liable with respect to the liabilities or obligations of any person; (l) not permit, cause or suffer any extraordinary losses not covered by insurance; (m) not remove any director or auditor or terminate any officer or have any of the foregoing resign; (n) not purchase or otherwise acquire any shares or other equity interest, as the case may be, in any person. IEM further represents that (o) it is not currently facing any action or suit, proceeding, inquiry, or any threat thereof, against or affecting IEM at law or in equity or before or by any foreign, federal, state, provincial, municipal or other governmental department, commission, board, bureau, agency or instrumentality which may in any way materially and adversely affect IEM; (p) except as described in IEM’s financial statements, there have not been any transactions, agreements, arrangements or payments (including, without limitation, salaries, bonuses, royalties or fees) relating to or affecting IEM or its business: (i) involving any related entity of IEM, (ii) involving any current or former director, officer, shareholder of IEM, or (iii) involving any member of the immediate family of any individual described in clause (ii) above, (iv) involving any other person not acting at arm’s length with IEM or (v) not otherwise at arm’s length.

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ARTICLE III

THE CLOSING

3.1   The Exchange.

(a)   The Authorized Representative hereby agrees, with respect to the IEM Common Stock he holds in the amount set forth next to his name on the signature page hereto and for and on behalf of each of the IEM Stockholders by the powers granted to him in Custody Agreement, to assign, transfer and deliver to the Corporation, all of the Transferred IEM Shares, and the Corporation agrees to acquire such Transferred IEM Shares by issuing and delivering to the IEM Stockholders and/or their designees in exchange therefor the Issued Shares, subject to adjustment according to subsection (d) of this Section 3.1.

(b)   In connection with the Transaction, at Closing, the Authorized Representative, for and on behalf of each holder of the Existing Warrants, shall deliver to the Corporation evidence of cancellation of such Existing Warrants as set forth in Section 3.5, and the Corporation, upon receipt of such evidence, shall issue to such holders the New Warrants in the amounts set forth on Schedule 2.7.2 hereto and shall deliver such New Warrants to the Authorized Representative, at Closing, for prompt delivery thereby to such holders. The New Warrants shall have substantially the same terms as the Existing Warrants.

(c)   Based on the Exchange Ratio, as a result of the Closing, each IEM Stockholder is entitled to receive, in exchange for his or its portion of the Transferred IEM Shares, that number of the Issued Shares that is set forth opposite such IEM Stockholder’s name on Exhibit A hereto.

(d)   In the event that, during the period commencing from the Closing Date (as defined below) and ending on the first anniversary of the Closing Date, IEM becomes aware of any undisclosed liabilities or contingent liabilities (together and as applicable, the “Liabilities”) relating to the Corporation and/or its operations, including but not limited to (i) any and all litigation threatened, pending or for which a basis exists, that has resulted or may result in the entry of judgment in damages or otherwise against the Corporation; (ii) any and all outstanding debts owed by the Corporation; (iii) any and all internal or employee related disputes, arbitrations or administrative proceedings threatened, pending or otherwise outstanding, and (iv) any and all liens, foreclosures, settlements, or other threatened, pending or otherwise outstanding financial, legal or similar obligations of the Corporation, as such Liabilities are determined by the Corporation’s independent auditors, on a quarterly basis, then on the fifth day following the filing by the Corporation with the SEC of a quarterly report relating to the most recent completed quarter for which such determination has been made, the Corporation shall issue to IEM Stockholders and/or their designees such number of shares as would result from dividing (x) the whole dollar amount representing such Liabilities by (y) $1.60, which amount represents the purchase price per share of the Corporation’s common stock based on the valuation established for purposes of the PPO.

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3.2   Closing. The closing (“Closing”) of the transactions contemplated by this Agreement shall be on May 31, 2004, at the offices of Baker & McKenzie located at 805 Third Avenue, New York, New York, or at such other time and place as the parties may mutually agree (“Closing Date”).

3.3   Conditions Precedent to Closing.

The conditions precedent to the obligations set forth in this Agreement include:

(a)   the resignation of the entire current board of directors, the executive officers and current employees of the Corporation and the simultaneous election of the new board of directors consisting of the total of five (5) directors, four of which are to be designated by IEM and one of which is to be designated by the Corporation;

(b)   the closing of a private placement offering (the “PPO”) with a minimum of $4,000,000 of gross proceeds, whereby an aggregate of up to 2,650,000 “Units” at $1.60 per Unit shall be offered directly to various institutional and accredited investors, and each such “Unit” shall comprise of (i) one (1) share of the Corporation’s common stock; and (ii) one (1) three (3) year callable warrant for each five and three tenths (5.3) Units to purchase one (1) share of the Corporation’s common stock at $2.00 per share, as such PPO is described in further detail in the Confidential Private Placement Memorandum of the Corporation (the “ Offering Memorandum”), to be prepared by the Corporation in consultation with IEM and Brean Murray & Co., Inc., the placement agent in connection with the PPO, upon advice of their respective counsel;

(c)    all necessary filings with the SEC and any and all other governmental bodies;

(d)   the execution and delivery of lock-up agreements (the “Lock-up Agreements”) with the Corporation with all officers, directors and IEM Stockholders who will own 5% or more of the Corporation’s common stock on the Closing Date;

(e)   completion of the Subsidiary Exchange; and

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(f)   any other conditions precedent set forth in Articles V and VI of this Agreement;

provided, however, that no Closing shall occur without the prior written consent (“Consent”) of the parties to this Agreement on any date that occurs after the one hundred and eightieth (180) day from the date of the execution of this Agreement (such date, the “Termination Date”) and, unless Consent shall have been given prior to the Termination Date, that this Agreement shall be null and void and neither party hereto shall have any further obligation to the other; and provided further, that IEM and the Corporation shall use their best efforts to achieve a Closing prior to the Termination Date.

3.4   Appropriate Approval. All of the items set forth in Section 3.3 of this Agreement and all of the transactions contemplated hereunder, shall have been properly authorized and approved by the stockholders of the Corporation.

3.5   Closing Events. At the Closing, each of the respective Parties hereto shall execute, acknowledge, and/or deliver, as applicable, or shall ensure the execution, acknowledgement, and delivery of, as applicable, the following:

(a)In the case of IEM (and Mr. Garg for himself and as Authorized Representative, with respect to subsections (ii) and (vi) hereof only): (i) each of the Schedules set forth in Article II of this Agreement; (ii) power of stock transfer and share certificates evidencing the transfer of the Transferred IEM Shares to the Corporation; (iii) the Lock-Up Agreements in substantially the form of Exhibit G attached hereto; (iv) a certificate of an officer of IEM certifying that certain facts are true as of the Closing Date, in accordance with Article V of this Agreement, which certificate shall be in form and substance satisfactory to the Corporation; (v) assignment (“Assignment”) of the Employment Agreements between each of Raza Khan and Vishal Garg and IEM to the Corporation; (vi) evidence of cancellation of the Existing Warrants; (vii) evidence of conversion of all outstanding shares of Series A Preferred Stock of IEM into IEM Common Stock; and (viii) an opinion of counsel of IEM as to: (A) valid existence and good standing of IEM on the date of the opinion; (B) the due authorization by IEM of this Agreement and all exhibits hereto; and (C) the enforceability against IEM of the Agreement and all exhibits hereto.

(b)   In the case of the Corporation: (i) each of the Schedules set forth in Article I of this Agreement; (ii) share certificates evidencing the ownership by the IEM Stockholders of the Issued Shares; (iii) the Certificate of Incorporation, as amended through the Closing Date, certified by an officer of the Corporation to be in force as of the Closing Date; (iv) all documentation relating to the PPO; (v) a certificate of an officer of the Corporation certifying that certain facts are true as of the Closing Date, in accordance with Article VI of this Agreement, which certificate shall be in form and substance satisfactory to IEM; (vi) the New Warrants; (vii) an opinion of counsel of the Corporation as to: (A) valid existence and good standing of the Corporation on the date of the opinion; (B) the due authorization by the Corporation of this Agreement and all exhibits hereto; and (C) the enforceability against the Corporation of the Agreement, all exhibits hereto and the transactions contemplated by this Agreement; (viii) acknowledgement and acceptance of the Assignment; and (ix) the exemption from registration under U.S. federal and state securities laws and regulations of the issuance of the Issued Shares and the New Warrants to the IEM Stockholders.

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(c)   Any and all certificates, together with such other items as may be reasonably requested by the Parties hereto and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby.

ARTICLE IV
SPECIAL REPRESENTATIONS, COVENANTS, AND WARRANTIES
OF IEM WITH RESPECT TO THE SUBSCRIPTION OF THE ISSUED SHARES

The Issued Shares shall be issued to the IEM Stockholders only for the respective accounts of the IEM Stockholders, and the New Warrants shall be issued to the holders set forth on Schedule 2.7.2 hereto only for the respective accounts of such holders, pursuant to an exemption from the registration requirements of the U.S. federal and state securities laws and regulations. Each certificate representing the Issued Shares issued and delivered at the Closing will have typed or printed thereon a restricted legend which will read substantially as follows:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS, BUT HAVE BEEN ACQUIRED BY THE REGISTERED OWNER HEREOF FOR THE PURPOSE OF INVESTMENT AND IN RELIANCE UPON THE STATUTORY EXEMPTIONS CONTAINED IN THE SECURITIES ACT AND SIMILAR PROVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS. THE SHARES MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED EXCEPT IN ACCORDANCE WITH THE SECURITIES ACT AND ALL OTHER APPLICABLE STATE SECURITIES LAWS.”

The New Warrants shall bear a legend substantially to the same effect.

ARTICLE V

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE CORPORATION

In addition to the conditions precedent set forth in Section 3.2 of this Agreement, the obligations of the Corporation under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

5.1   Accuracy of Representations. The representations and warranties made by IEM in this Agreement were true when made and shall be true at the Closing Date with the same force and effect as if such representations and warranties were made at and as of the Closing Date (except for changes therein permitted by this Agreement), and IEM shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by IEM prior to or at the Closing.

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5.2    No Material Adverse Change. Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business, or operations of IEM nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business or operations of IEM.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF IEM

In addition to the conditions precedent set forth in Section 3.2 to this Agreement, The obligations of IEM under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

6.1   Accuracy of Representations. The representations and warranties made by the Corporation in this Agreement were true when made and shall be true as of the Closing Date (except for changes therein permitted by this Agreement) with the same force and effect as if such representations and warranties were made at and as of the Closing Date, and the Corporation shall have performed and complied with all covenants and conditions required by this Agreement to be performed or complied with by the Corporation prior to or at the Closing.

6.2   No Material Adverse Change. Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business, or operations of the Corporation nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business or operations of the Corporation.

6.3    Discharge of Existing Liabilities. The Corporation shall discharge all the existing liabilities in excess of $5,000 before or simultaneously with the Closing Date.

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6.4   Reservation of Stock. The Corporation shall reserve from the authorized and unissued shares of the Corporation Common Stock a sufficient number of shares to provide for the issuance of New Warrant Shares upon the exercise or conversion of New Warrants. Issuance of the New Warrants shall constitute full authority to the Corporation’s officers who are charged with the duty of executing stock certificates to execute, issue and deliver the necessary certificates for New Warrant Shares issuable upon the exercise or conversion of the New Warrants.

ARTICLE VII
LIMITATION OF LIABILITY

7.1  Limitation of Liability of IEM Stockholders. None of the IEM Stockholders, in their capacity as stockholders of IEM, makes any representations, warranties, covenants and agreements set forth in this Agreement, or in connection herewith or with the transactions contemplated hereby, except for the statements made severally by each IEM Stockholder in the Stockholder Certificate. The Corporation hereby acknowledges, agrees and confirms that the IEM Stockholders, in their capacity as stockholders of IEM, shall have no responsibility or liability whatsoever with respect to this Agreement, or in connection herewith or with the transactions contemplated hereby, except in connection with the Stockholder Certificate.

7.2  Limitation of Liability of the Authorized Representative. The Authorized Representative, in his capacity as such, is a party to this Agreement for the limited purpose of Sections 3.1, 3.5 and this Article VII, and makes no representation or warranties and has no obligations hereunder in his capacity as the Authorized Representative, other than with respect to the above provisions of this Agreement and except for its obligations as Custodian under the Custody Agreement. The Corporation hereby acknowledges, agrees and confirms that the Authorized Representative shall have no responsibility or liability whatsoever with respect to this Agreement, other than with respect to the above provisions of this Agreement and except for its obligations as Custodian under the Custody Agreement.

7.3  The parties hereto hereby agree that the limitation of liability set forth in this Article VII is not intended in any way to limit or affect the obligations or liability of IEM or its affiliates.

ARTICLE VIII
MISCELLANEOUS

8.1  Governing Law. This Agreement shall be governed by, enforced, and construed under and in accordance with the laws the State of New York without regard to its conflicts of laws principles.

8.2  Resolution of Disputes.

(a) Any dispute, controversy or claim arising out of or relating to this Agreement, or the interpretation, breach, termination or validity hereof, shall first be resolved through friendly consultation, if possible. Such consultation shall begin immediately after one party has delivered to the other party a written request for such consultation (the “Consultation Date”). If the dispute cannot be resolved within 30 days following the Consultation Date, the dispute shall be submitted to arbitration upon the request of either party, with written notice to the other party.

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(b) Arbitration. The arbitration shall be conducted by a tribunal (the “Tribunal”) in New York, New York under the auspices of the American Arbitration Association (“AAA”) in accordance with the commercial arbitration rules and supplementary procedures for international commercial arbitration of the AAA. There shall be three arbitrators - one arbitrator shall be chosen by each party to the dispute and those two arbitrators shall choose the third arbitrator. All arbitration proceedings shall be conducted in English. Each party shall cooperate with the other in making full disclosure of and providing complete access to all information and documents requested by the other party in connection with the arbitration proceedings. Arbitration shall be the sole, binding, exclusive and final remedy for resolving any dispute between the parties; either party may apply to any court of competent jurisdiction in relevant jurisdictions for enforcement of any award granted by the Tribunal.

(c) During the period when a dispute is being resolved, except for the matter being disputed, the parties shall in all other respects continue to abide by the terms of this Agreement.

8.3  Notices. Any notice or other communications required or permitted hereunder shall be sufficiently given if personally delivered to it or sent by registered mail or certified mail, postage prepaid, or by prepaid telegram addressed as follows:

(a)   If to the Corporation, addressed as follows:

Attn: Roderick Cabahug
Pacific Technology, Inc.
26586 Guadiana
Mission Viejo, CA 92691
Facsimile: (866) 571-6198

With a copy to (which shall not, of itself, constitute sufficient notice):

Gottbetter & Partners, LLP
448 Madison Avenue, 12th Floor
New York, New York 10022
Attention: Louis Cammarosano
Facsimile: (212) 400-6901

(b)  If to IEM or to the Authorized Representative, addressed as follows:

Iempower, Inc.
140 Broadway
46th Floor
New York, NY 10005
Attn: Vishal Garg, Managing Director
Facsimile: (212) 202-3746

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With a copy to (which shall not, of itself, constitute sufficient notice):

Baker & McKenzie
805 Third Avenue
New York, New York 10022
Attention: Richard Rudder, Esq.
Facsimile: (212) 759-9133

or such other addresses as shall be furnished in writing by any party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have been given as of the date so delivered, mailed or telegraphed.

8.4   Schedules; Knowledge. Each party is presumed to have full knowledge of all information set forth in the other party’s schedules delivered pursuant to this Agreement.

8.5   Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto relating to the matters set forth herein and supersedes any prior understanding or agreement, oral or written, with respect thereto. The representations, warranties, covenants and agreements set forth in this Agreement constitute all representations, warranties, covenants and agreements of the parties hereto and upon which the parties have relied.

8.6   Survival; Termination. The representations, warranties, and covenants of the respective parties shall survive the Closing Date and the consummation of the transactions herein contemplated for a period of three months. All rights and obligations under this entire Agreement shall be binding upon and inure to the benefit of the heirs, executors, administrators and assigns of the parties.

8.7   Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument. For purposes of this Agreement, facsimile signatures may be deemed originals.

8.8   Amendment or Waiver. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same of any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing Date, this Agreement may be amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

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8.9   Exclusivity. From and after the date of execution of this Agreement and during a period ending on the Termination Date (the “Exclusivity Period”), each of IEM and the Corporation hereby respectively agrees that it will not enter into any agreement or consummate any transaction with any third party, in whatever form (including, without limitation, joint venture, sale, license, distribution agreement, etc.) or enter into any other transaction that would preclude the consummation of the transactions contemplated by this Agreement. During the Exclusivity Period, both the Corporation and IEM will incur additional legal and other costs and expenses in connection with the negotiation of the transactions contemplated by this Agreement and certain due diligence activities related thereto. Only in the event that either IEM or the Corporation breaches the aforementioned exclusivity covenant, IEM or the Corporation, as applicable, will reimburse the other party for its documented costs and expenses incurred prior to and after the date of this Agreement in connection with the transaction up to an amount not to exceed $100,000.

[The remainder of this page intentionally left blank]

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IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by each party hereto as of the date first above written.

PACIFIC TECHNOLOGY, INC.

By:_________________________________
Name:
Title:

IEMPOWER, INC.

By:_________________________________
Name:
Title:

                   Vishal Garg, as Authorized Representative

                   ________________________

                   Vishal Garg, as stockholder of IEM
with respect to 4,300,000 shares of IEM Common Stock

                   ________________________

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EXHIBIT A

IEM STOCKHOLDERS

Name of IEM Stockholder	Number of Shares of IEM Stock Owned	Number of Shares of the Corporation’s Common Stock to be Received Upon Closing

Schwendiman International IT Master Fund Ltd.	400,000 (Series A Preferred)	202,135

Schwendiman Global Frontier Markets Master Fund LP	250,000 (Series A Preferred)	126,334

Schwendiman Global Frontier Markets Fund, LLC	150,000 (Series A Preferred)	75,801

Robert A. Farmer	100,000 (Series A Preferred)	50,534

Raza Khan	4,600,000 (Common)	2,324,553

Vishal Garg	4,300,000 (Common)	2,172,952

Indus Consulting, Inc.	1,000,000 (Common)	505,338

Todd Schwendiman	300,000 (Common)	151,601

Aalok Jain	100,000 (Common)	50,534

Global Business Inc.	1,031,250 (Common)	521,129

Alliance Global Finance Inc.	1,031,250 (Common)	521,129

Mark Kantrowitz	34,375 (Common)	17,371

Wahid Chammas	10,000 (Common)	5,053

Christopher Norton	50,000 (Common)	25,267

Stan Davis	50,000 (Common)	25,267

Raaj Sah	50,000 (Common)	25,267

Michael Greenberg	25,000 (Common)	12,633

Gobind Sahney	100,000 (Common)	50,534

Total:	13,581,875	6,863,433

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EXHIBIT B

FORM OF POWER OF ATTORNEY AND CUSTODY AGREEMENT

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EXHIBIT C

FORM OF STOCKHOLDER CERTIFICATE

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EXHIBIT B
STOCK PURCHASE AGREEMENT

THE STOCK PURCHASE AGREEMENT (“Agreement”) is made and entered into in duplicate this 28th day of May 2004, by and between Pacific Technology, Inc., a Delaware corporation (“Seller”) and Michelle Mirrotto, Ryan Neely, Stanley McCrosky and Roderick Cabahug (collectively, the “Purchasers”).

RECITALS
A. The Seller is the owner of Two Million Ten Thousand (2,010,000) shares of common stock of Pacific Technology, Inc., a Nevada corporation (“Shares”).

B. The Purchasers desire to purchase the Shares from the Seller, on the terms and subject to the conditions specified in this Agreement.

C. The Seller desires to sell, assign, transfer, convey, surrender, deliver, and set over the Shares to the Purchasers, on the terms and subject to the conditions specified in this Agreement.

D. The Seller has entered into that certain Share Exchange Agreement dated as of April 13, 2004 (the “Exchange Agreement”) by and between the Seller, Iempower, Inc., a Delaware corporation (“IEM”), and all of the stockholders of IEM (the “IEM Stockholders”), pursuant to which the Seller will acquire from the IEM Stockholders, and the IEM Stockholders will transfer to the Seller, 100% of the issued and outstanding capital stock of IEM in exchange for 6,863,433 newly issued shares of common stock of the Seller together with warrants to acquire 2,136,567 shares of common stock of the Seller.

NOW, THEREFORE, IN CONSIDERATION OF THE RECITALS SPECIFIED ABOVE THAT SHALL BE DEEMED TO BE A SUBSTANTIVE PART OF THIS AGREEMENT, AND THE MUTUAL COVENANTS, PROMISES, UNDERTAKINGS, AGREEMENTS, REPRESENTATIONS AND WARRANTIES SPECIFIED IN THIS AGREEMENT AND OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, WITH THE INTENT TO BE OBLIGATED LEGALLY AND EQUITABLY, THE PARTIES DO HEREBY COVENANT, PROMISE, AGREE, REPRESENT AND WARRANT AS FOLLOWS:

1. Purchase of Shares. On the terms and subject to all of the conditions specified by the provisions of this Agreement and upon the performance by each of the parties of their respective obligations created by the provisions of this Agreement, the Seller hereby forever and irrevocably sells, assigns, transfers, surrenders, conveys, delivers and sets over to the Purchasers, and Purchasers hereby purchase the Shares from the Seller.

2. Consideration. As the consideration for the Seller's surrender and sale, and the Purchasers’ purchase, of the Shares, the Purchasers shall pay and deliver to Seller Nine Million Three Hundred Twenty Five Thousand (9,325,000) shares of common stock of Seller. The number of shares of common stock of Seller paid by each of the Purchasers is specified on Schedule A. The receipt and sufficiency of such consideration is hereby specifically acknowledged by the Seller.

3. Closing. The closing or completion of the Exchange Agreement is a condition precedent to the obligations set forth in this Agreement. Accordingly, this Agreement shall be null and void unless the Exchange Agreement is completed in accordance with its terms.

4. Seller's Representations, Warranties and Covenants. The Seller represents and warrants to the Purchasers and covenants with the Purchasers the following, the truth and accuracy of each of which shall constitute a condition precedent to the obligations of the Purchasers pursuant hereto:

4.1 Validity of Agreement. This Agreement is valid and obligates the Seller. The Seller has full and complete power and authority to sell the Shares, as contemplated by the provisions of this Agreement.

4.2 Share Ownership. The Seller is the owner, free and clear of any encumbrances, of the Shares. The Seller has full and complete right and authority to transfer, sell, surrender, assign and convey the Shares to the Purchasers.

4.3 Brokerage and Finder's Fees. The Seller has not incurred any liability to any broker, finder or agent for any brokerage fees, finder's fees or commissions with respect to the transaction contemplated by the provisions of this Agreement.

4.4 Voluntary Nature of Transaction. The sale by the Seller to the Purchasers of the Shares is made freely and voluntarily by the Seller. The Seller, in selling the Shares to the Purchasers, is not acting under fraud, duress, menace or undue influence.

5. Purchasers’ Representations and Warranties. The Purchasers represent and warrant to the Seller and covenants with the Seller the following, the truth and accuracy of each of which shall constitute a condition precedent to the obligations of the Seller pursuant hereto:

5.1 Validity of Agreement. This Agreement is valid and obligates the Purchasers. The Purchasers have full and complete power and authority to purchase the Shares, as contemplated by the provisions of this Agreement.

5.2 Brokerage and Finder's Fees. The Purchasers have not incurred any liability to any broker, finder or agent for any brokerage fees, finder's fees or commissions with respect to the transaction contemplated by the provisions of this Agreement.

5.3 Voluntary Nature of Transaction. The Purchasers’ purchase of the Shares is made freely and voluntarily by the Purchasers. The Purchasers, in purchasing the Shares, are not acting under fraud, duress, menace or undue influence.

6. Governing Law; Venue. This Agreement has been executed in and shall be governed by the laws of the State of California. Any and all actions brought under this Agreement shall be brought in the state and/or federal courts of the United States sitting in the County or Orange, California and each party hereby waives any right to object to the convenience of such venue.

7. Entire Agreement. This Agreement supersedes any and all other agreements, either oral or in writing, between the parties to this Agreement with respect to the subject matter hereof and contains all the covenants and agreements between said parties with respect thereto, and each party to this Agreement acknowledges that no representations, inducements, promises, or agreements, orally or otherwise, have been made by any party, or anyone acting on behalf of any party which are not embodied herein, and that any other agreement, statement, or promise concerning the subject matter set forth in this Agreement shall be of no force or effect except in a subsequent modification in writing signed by the party to be charged.

8. Severability. In the event any part of this Agreement, for any reason, is declared to be invalid, such decision shall not affect the validity of any remaining portion of this Agreement, which remaining portion shall remain in full force and effect as if this Agreement had been executed with the invalid portion thereof eliminated, and it is hereby declared the intention of the parties to this Agreement that they would have executed the remaining portion of this Agreement without including any such part, parts, or portion which, for any reason, may be hereafter declared invalid.

9. Further Assurance. Each party to this Agreement hereby agrees to take any and all action necessary or appropriate to execute and discharge its responsibilities and obligations created pursuant to the provisions of this Agreement and to further effectuate and carry out the intents and purposes of this Agreement and the transactions contemplated hereby.

10. Execution in Counterparts. This Agreement may be executed in several counterparts and, when so executed, it shall constitute one agreement binding all parties to this Agreement, notwithstanding that all parties to this Agreement are not signatory to the original and same counterpart.

11. Representation by Counsel. All parties have been advised of their rights to obtain independent counsel. All parties are either represented by independent counsel or hereby specifically waive the right to counsel. Each party represents, warrants, and covenants that such party executes this Agreement acting on its own independent judgment or upon the advice of such party's counsel, without any representation, express or implied, of any kind from any other party, except as specified expressly in this Agreement.

12. Successors and Assigns. This Agreement and each of its provisions shall obligate the heirs, executors, administrators, successors, and assigns of each of the parties hereto. No provisions of this paragraph, however, shall be a consent to the assignment or delegation by any party to this Agreement of its respective rights and obligations created pursuant to the provisions of this agreement.

13. Recovery of Litigation Costs. If any legal or equitable action or any arbitration or other proceeding is brought for the enforcement or interpretation of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys' fees and other costs incurred in such action or proceeding, in addition to any other relief to which it may be entitled.

IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement of the date first above written.

SELLER – Pacific Technology, Inc., a Delaware corporation

By: ______________________
Roderick Cabahug
Its: President

PURCHASERS

__________________________________
Michelle Mirrotto

__________________________________
Ryan Neely

__________________________________
Stanley McCrosky

__________________________________
Roderick Cabahug

Schedule A

  Michelle Mirrotto – 2,990,000 shares of common stock of Seller
  Ryan Neely – 360,000 shares of common stock of Seller
  Stanley McCrosky – 4,485,000 shares of common stock of Seller
  Roderick Cabahug – 1,490,000 shares of common stock of Seller

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EXHIBIT C
CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

OF

PACIFIC TECHNOLOGY, INC.

PACIFIC TECHNOLOGY, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), in order to amend its Certificate of Incorporation, hereby certifies as follows:

FIRST: The name of the Corporation is PACIFIC TECHNOLOGY, INC., and the Certificate of Incorporation was filed with the Secretary of State of Delaware on March 2, 2000 under the name Dr. Protein.Com, Inc.

SECOND: The Corporation hereby amends its Certificate of Incorporation as follows:

Article First of the Certificate of Incorporation, relating to the name of the Corporation, is hereby amended to read as follows:

“FIRST: The name of this corporation is MRU Holdings, Inc.”

THIRD: The amendment effected herein was authorized by the consent in writing, setting forth the action so taken, signed by the holders of at least a majority of the outstanding shares entitled to vote thereon, and due notice so taken has been given to those shareholders who have not consented in writing pursuant to Section 228 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, I hereunto sign my name this 28th day of May, 2004.

Name: Roderick Cabahug Title: President

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EXHIBIT D

CALIFORNIA CORPORATIONS CODE SECTIONS 1300-1313 WITH RESPECT TO DISSENTERS RIGHTS

1300.

(a) If the approval of the outstanding shares (Section 152) of a corporation is required for a reorganization under subdivisions (a) and (b) or subdivision (e) or (f) of Section 1201, each shareholder of the corporation entitled to vote on the transaction and each shareholder of a subsidiary corporation in a short-form merger may, by complying with this chapter, require the corporation in which the shareholder holds shares to purchase for cash at their fair market value the shares owned by the shareholder which are dissenting shares as defined in subdivision (b). The fair market value shall be determined as of the day before the first announcement of the terms of the proposed reorganization or short-form merger, excluding any appreciation or depreciation in consequence of the proposed action, but adjusted for any stock split, reverse stock split, or share dividend which becomes effective thereafter.

(b) As used in this chapter, “dissenting shares” means shares which come within all of the following descriptions:

(1) Which were not immediately prior to the reorganization or short-form merger either (A) listed on any national securities exchange certified by the Commissioner of Corporations under subdivision (o) of Section 25100 or (B) listed on the National Market System of the NASDAQ Stock Market, and the notice of meeting of shareholders to act upon the reorganization summarizes this section and Sections 1301, 1302, 1303 and 1304; provided, however, that this provision does not apply to any shares with respect to which there exists any restriction on transfer imposed by the corporation or by any law or regulation; and provided, further, that this provision does not apply to any class of shares described in subparagraph (A) or (B) if demands for payment are filed with respect to 5 percent or more of the outstanding shares of that class.

(2) Which were outstanding on the date for the determination of shareholders entitled to vote on the reorganization and (A) were not voted in favor of the reorganization or, (B) if described in subparagraph (A) or (B) of paragraph (1) (without regard to the provisos in that paragraph), were voted against the reorganization, or which were held of record on the effective date of a short-form merger; provided, however, that subparagraph (A) rather than subparagraph (B) of this paragraph applies in any case where the approval required by Section 1201 is sought by written consent rather than at a meeting.

(3) Which the dissenting shareholder has demanded that the corporation purchase at their fair market value, in accordance with Section 1301.

(4) Which the dissenting shareholder has submitted for endorsement, in accordance with Section 1302.

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(c) As used in this chapter, “dissenting shareholder” means the recordholder of dissenting shares and includes a transferee of record.

1301.

(a) If, in the case of a reorganization, any shareholders of a corporation have a right under Section 1300, subject to compliance with paragraphs (3) and (4) of subdivision (b) thereof, to require the corporation to purchase their shares for cash, such corporation shall mail to each such shareholder a notice of the approval of the reorganization by its outstanding shares (Section 152) within 10 days after the date of such approval, accompanied by a copy of Sections 1300, 1302, 1303, 1304 and this section, a statement of the price determined by the corporation to represent the fair market value of the dissenting shares, and a brief description of the procedure to be followed if the shareholder desires to exercise the shareholder’s right under such sections. The statement of price constitutes an offer by the corporation to purchase at the price stated any dissenting shares as defined in subdivision (b) of Section 1300, unless they lose their status as dissenting shares under Section 1309.

(b) Any shareholder who has a right to require the corporation to purchase the shareholder’s shares for cash under Section 1300, subject to compliance with paragraphs (3) and (4) of subdivision (b) thereof, and who desires the corporation to purchase such shares shall make written demand upon the corporation for the purchase of such shares and payment to the shareholder in cash of their fair market value. The demand is not effective for any purpose unless it is received by the corporation or any transfer agent thereof (1) in the case of shares described in clause (i) or (ii) of paragraph (1) of subdivision (b) of Section 1300 (without regard to the provisos in that paragraph), not later than the date of the shareholders’ meeting to vote upon the reorganization, or (2) in any other case within 30 days after the date on which the notice of the approval by the outstanding shares pursuant to subdivision (a) or the notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder.

(c) The demand shall state the number and class of the shares held of record by the shareholder which the shareholder demands that the corporation purchase and shall contain a statement of what such shareholder claims to be the fair market value of those shares as of the day before the announcement of the proposed reorganization or short-form merger. The statement of fair market value constitutes an offer by the shareholder to sell the shares at such price.

1302.

Within 30 days after the date on which notice of the approval by the outstanding shares or the notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder, the shareholder shall submit to the corporation at its principal office or at the office of any transfer agent thereof, (a) if the shares are certificated securities, the shareholder’s certificates representing any shares which the shareholder demands that the corporation purchase, to be stamped or endorsed with a statement that the shares are dissenting shares or to be exchanged for certificates of appropriate denomination so stamped or endorsed or (b) if the shares are uncertificated securities, written notice of the number of shares which the shareholder demands that the corporation purchase. Upon subsequent transfers of the dissenting shares on the books of the corporation, the new certificates, initial transaction statement, and other written statements issued therefore shall bear a like statement, together with the name of the original dissenting holder of the shares.

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1303.

(a) If the corporation and the shareholder agree that the shares are dissenting shares and agree upon the price of the shares, the dissenting shareholder is entitled to the agreed price with interest thereon at the legal rate on judgments from the date of the agreement. Any agreements fixing the fair market value of any dissenting shares as between the corporation and the holders thereof shall be filed with the secretary of the corporation.

(b) Subject to the provisions of Section 1306, payment of the fair market value of dissenting shares shall be made within 30 days after the amount thereof has been agreed or within 30 days after any statutory or contractual conditions to the reorganization are satisfied, whichever is later, and in the case of certificated securities, subject to surrender of the certificates therefor, unless provided otherwise by agreement.

1304.

(a) If the corporation denies that the shares are dissenting shares, or the corporation and the shareholder fail to agree upon the fair market value of the shares, then the shareholder demanding purchase of such shares as dissenting shares or any interested corporation, within six months after the date on which notice of the approval by the outstanding shares (Section 152) or notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder, but not thereafter, may file a complaint in the superior court of the proper county praying the court to determine whether the shares are dissenting shares or the fair market value of the dissenting shares or both or may intervene in any action pending on such a complaint.

(b) Two or more dissenting shareholders may join as plaintiffs or be joined as defendants in any such action and two or more such actions may be consolidated.

(c) On the trial of the action, the court shall determine the issues. If the status of the shares as dissenting shares is in issue, the court shall first determine that issue. If the fair market value of the dissenting shares is in issue, the court shall determine, or shall appoint one or more impartial appraisers to determine, the fair market value of the shares.

1305.
(a) If the court appoints an appraiser or appraisers, they shall proceed forthwith to determine the fair market value per share. Within the time fixed by the court, the appraisers, or a majority of them, shall make and file a report in the office of the clerk of the court. Thereupon, on the motion of any party, the report shall be submitted to the court and considered on such evidence as the court considers relevant. If the court finds the report reasonable, the court may confirm it.

(b) If a majority of the appraisers appointed fail to make and file a report within 10 days from the date of their appointment or within such further time as may be allowed by the court or the report is not confirmed by the court, the court shall determine the fair market value of the dissenting shares.

76

(c) Subject to the provisions of Section 1306, judgment shall be rendered against the corporation for payment of an amount equal to the fair market value of each dissenting share multiplied by the number of dissenting shares which any dissenting shareholder who is a party, or who has intervened, is entitled to require the corporation to purchase, with interest thereon at the legal rate from the date on which judgment was entered.

(d) Any such judgment shall be payable forthwith with respect to uncertificated securities and, with respect to certificated securities, only upon the endorsement and delivery to the corporation of the certificates for the shares described in the judgment. Any party may appeal from the judgment.

(e) The costs of the action, including reasonable compensation to the appraisers to be fixed by the court, shall be assessed or apportioned as the court considers equitable, but, if the appraisal exceeds the price offered by the corporation, the corporation shall pay the costs (including in the discretion of the court attorneys’ fees, fees of expert witnesses and interest at the legal rate on judgments from the date of compliance with Sections 1300, 1301 and 1302 if the value awarded by the court for the shares is more than 125 percent of the price offered by the corporation under subdivision (a) of Section 1301).

1306.

To the extent that the provisions of Chapter 5 prevent the payment to any holders of dissenting shares of their fair market value, they shall become creditors of the corporation for the amount thereof together with interest at the legal rate on judgments until the date of payment, but subordinate to all other creditors in any liquidation proceeding, such debt to be payable when permissible under the provisions of Chapter 5.

1307.

Cash dividends declared and paid by the corporation upon the dissenting shares after the date of approval of the reorganization by the outstanding shares (Section 152) and prior to payment for the shares by the corporation shall be credited against the total amount to be paid by the corporation therefor.

1308.

Except as expressly limited in this chapter, holders of dissenting shares continue to have all the rights and privileges incident to their shares, until the fair market value of their shares is agreed upon or determined. A dissenting shareholder may not withdraw a demand for payment unless the corporation consents thereto.

77

1309.

Dissenting shares lose their status as dissenting shares and the holders thereof cease to be dissenting shareholders and cease to be entitled to require the corporation to purchase their shares upon the happening of any of the following:

(a) The corporation abandons the reorganization. Upon abandonment of the reorganization, the corporation shall pay on demand to any dissenting shareholder who has initiated proceedings in good faith under this chapter all necessary expenses incurred in such proceedings and reasonable attorneys’ fees.

(b) The shares are transferred prior to their submission for endorsement in accordance with Section 1302 or are surrendered for conversion into shares of another class in accordance with the articles.

(c) The dissenting shareholder and the corporation do not agree upon the status of the shares as dissenting shares or upon the purchase price of the shares, and neither files a complaint or intervenes in a pending action as provided in Section 1304, within six months after the date on which notice of the approval by the outstanding shares or notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder.

(d) The dissenting shareholder, with the consent of the corporation, withdraws the shareholder’s demand for purchase of the dissenting shares.

1310.

If litigation is instituted to test the sufficiency or regularity of the votes of the shareholders in authorizing a reorganization, any proceedings under Sections 1304 and 1305 shall be suspended until final determination of such litigation.

1311.

This chapter, except Section 1312, does not apply to classes of shares whose terms and provisions specifically set forth the amount to be paid in respect to such shares in the event of a reorganization or merger.

1312.

(a) No shareholder of a corporation who has a right under this chapter to demand payment of cash for the shares held by the shareholder shall have any right at law or in equity to attack the validity of the reorganization or short-form merger, or to have the reorganization or short-form merger set aside or rescinded, except in an action to test whether the number of shares required to authorize or approve the reorganization have been legally voted in favor thereof; but any holder of shares of a class whose terms and provisions specifically set forth the amount to be paid in respect to them in the event of a reorganization or short-form merger is entitled to payment in accordance with those terms and provisions or, if the principal terms of the reorganization are approved pursuant to subdivision (b) of Section 1202, is entitled to payment in accordance with the terms and provisions of the approved reorganization.

78

(b) If one of the parties to a reorganization or short-form merger is directly or indirectly controlled by, or under common control with, another party to the reorganization or short-form merger, subdivision (a) shall not apply to any shareholder of such party who has not demanded payment of cash for such shareholder’s shares pursuant to this chapter; but if the shareholder institutes any action to attack the validity of the reorganization or short-form merger or to have the reorganization or short-form merger set aside or rescinded, the shareholder shall not thereafter have any right to demand payment of cash for the shareholder’s shares pursuant to this chapter. The court in any action attacking the validity of the reorganization or short-form merger or to have the reorganization or short-form merger set aside or rescinded shall not restrain or enjoin the consummation of the transaction except upon 10 days’ prior notice to the corporation and upon a determination by the court that clearly no other remedy will adequately protect the complaining shareholder or the class of shareholders of which such shareholder is a member.

(c) If one of the parties to a reorganization or short-form merger is directly or indirectly controlled by, or under common control with, another party to the reorganization or short-form merger, in any action to attack the validity of the reorganization or short-form merger or to have the reorganization or short-form merger set aside or rescinded, (1) a party to a reorganization or short-form merger which controls another party to the reorganization or short-form merger shall have the burden of proving that the transaction is just and reasonable as to the shareholders of the controlled party, and (2) a person who controls two or more parties to a reorganization shall have the burden of proving that the transaction is just and reasonable as to the shareholders of any party so controlled.

1313.

A conversion pursuant to Chapter 11.5 (commencing with Section 1150) shall be deemed to constitute a reorganization for purposes of applying the provisions of this chapter, in accordance with and to the extent provided in Section 1159.

79

EXHIBIT E

IEMPOWER, INC.
D/B/A MYRICHUNCLE
FINANCIAL STATEMENTS
FOR THE YEARS ENDED
DECEMBER 31, 2003 AND 2002

                           INDEX TO FINANCIAL STATEMENTS

                                                                         PAGE(S)
                                                                         -------

Independent Auditors' Report                                                1

Balance Sheets as of December 31, 2003 and 2002                             2

Statements of Operations for the Years Ended
    December 31, 2003 and 2002                                              3

Statements of Changes in Stockholders' Equity for the
    Years Ended December 31, 2003 and 2002                                  4

Statements of Cash Flows for the Years Ended
    December 31, 2003 and 2002                                              5

Notes to Financial Statements                                              6-17

                          INDEPENDENT AUDITORS' REPORT

To the Stockholders'of
Iempower, Inc.
D/B/A MyRichUncle
140 Broadway, 46th Floor
New York, NY 10005

We have audited the accompanying balance sheets of Iempower, Inc., d/b/a MyRich
Uncle as of December 31, 2003 and 2002, and the related statements of operations, changes in stockholders' equity, and cash flows for the years ended
December 31, 2003 and 2002. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Iempower, Inc. d/b/a
MyRichUncle as of December 31, 2003 and 2002, and the results of its operations, changes in stockholders' equity, and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of
America.

/s/ BAGELL, JOSEPHS & COMPANY, L.L.C.
-------------------------------------
BAGELL, JOSEPHS & COMPANY, L.L.C.
Gibbsboro, New Jersey

May 25, 2004

                                 IEMPOWER, INC.
                               D/B/A MYRICHUNCLE
                                 BALANCE SHEETS
                           DECEMBER 31, 2003 AND 2002

                             ASSETS

                                                      2003       2002
                                                   ---------   ---------

Current Assets:
  Cash and cash equivalents                              $      49    $  49,128
  Prepaid expenses and other current assets                    549        2,979
                                                         ---------    ---------

    Total Current Assets                                       598       52,107
                                                         ---------    ---------

  Officer's Loan Receivable                                               2,046

  Fixed assets, net of depreciation                         10,494        5,113
                                                         ---------    ---------

TOTAL ASSETS                                             $  11,092    $  59,266
                                                         =========    =========

             LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
Current Liabilities:
  Accounts payable and accrued expenses                  $   3,100    $   2,000
                                                         ---------    ---------

      Total Current Liabilities                              3,100        2,000
                                                         ---------    ---------

      TOTAL LIABILITIES                                      3,100        2,000
                                                         ---------    ---------

STOCKHOLDERS' EQUITY

Preferred Stock, .001 par value, 3,000,000 shares
    authorized and 900,000 shares issued and
    outstanding at December 31, 2003 and 2002,
    respectively                                               900          900

Common Stock, .001 par value; 22,100,000 shares
    authorized and 10,300,000 shares issued and
    outstanding at December 31, 2003 and 2002,
    respectively                                            10,300       10,300

Additional paid-in capital                                 438,800      438,800
Deficit                                                   (442,008)    (392,734)
                                                         ---------    ---------

      TOTAL STOCKHOLDERS' EQUITY                             7,992       57,266
                                                         ---------    ---------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY               $  11,092    $  59,266
                                                         =========    =========

    The accompanying notes are an integral part of the financial statements.

                                       2

                                 IEMPOWER, INC.
                               D/B/A MYRICHUNCLE
                            STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                                                         2003           2002
                                                     ------------   ------------

OPERATING REVENUES
   Consulting income                                 $      2,406   $    152,500
                                                     ------------   ------------

OPERATING EXPENSES
   General and administrative expenses                     48,633         96,691
   Depreciation and amortization                            1,547            363
                                                     ------------   ------------
       TOTAL OPERATING EXPENSES                            50,180         97,054
                                                     ------------   ------------

NET INCOME (LOSS)                                         (47,774)        55,446

OTHER INCOME (LOSS)
   Unrealized loss on investment                           (1,500)            --
                                                     ------------   ------------

        TOTAL OTHER INCOME (LOSS)                          (1,500)        55,446
                                                     ------------   ------------

NET INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES       (49,274)        55,446
   Provision for income taxes                                  --             --
                                                     ------------   ------------

NET INCOME (LOSS) APPLICABLE TO COMMON SHARES        $    (49,274)  $     55,446
                                                     ============   ============

NET INCOME (LOSS) PER BASIC AND DILUTED SHARES       $     (0.005)  $      0.003
                                                     ============   ============

WEIGHTED AVERAGE OF COMMON SHARES OUTSTANDING          10,300,000     16,490,000
                                                     ============   ============

    The accompanying notes are an integral part of the financial statements.

                                       3

                                 IEMPOWER, INC.
                               D/B/A MYRICHUNCLE
                  STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                                  PREFERRED STOCK              COMMON STOCK         ADDITIONAL
                                SHARES       AMOUNT        SHARES       AMOUNT   PAID - IN CAPITAL   (DEFICIT)      TOTAL
                             -----------  ------------  ------------  ---------  -----------------  -----------   ----------

Balance, January 1, 2002         900,000  $        900    10,300,000  $  10,300  $         438,800  $  (448,180)  $    1,820

Net income for the year               --            --            --         --                 --       55,446       55,446
                             -----------  ------------  ------------  ----------------------------  -----------   ----------

Balance, December 31, 2002       900,000           900    10,300,000     10,300            438,800     (392,734)      57,266

Net (Loss)                            --            --            --         --                 --      (49,274)     (49,274)
                             -----------  ------------  ------------  ----------------------------  -----------   ----------

Balance, December 31, 2003       900,000  $        900    10,300,000  $  10,300  $         438,800  $  (442,008)  $    7,992
                             ===========  ============  ============  ============================  ===========   ==========

    The accompanying notes are an integral part of the financial statements.

                                       4

                                 IEMPOWER, INC.
                               D/B/A MYRICHUNCLE
                            STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                                                              2003       2002
                                                            --------   --------

CASH FLOWS FROM OPERATING ACTIVITIES
   Net income (Loss)                                        $(49,274)  $ 55,446
                                                            --------   --------
   ADJUSTMENTS TO RECONCILE NET INCOME (LOSS) TO NET CASH
     PROVIDED BY (USED IN) OPERATING ACTIVITIES:
     Depreciation and amortization                             1,547        364
     Unrealized loss on investment                             1,500         --
  CHANGES IN ASSETS AND LIABILITIES
     (Increase) in prepaid expenses and other assets           4,476     (6,413)
     Increase in accounts payable and accrued expenses         1,100      1,601
     (Decrease) in advances                                       --    (50,000)
                                                            --------   --------
     Total adjustments                                         8,623    (54,448)
                                                            --------   --------

     NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES     (40,651)       998
                                                            --------   --------

CASH FLOWS FROM INVESTING ACTIVITIES
     (Increase) in fixed assets                               (6,928)    (5,477)
     (Increase) in investment                                 (1,500)        --
                                                            --------   --------

      NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES     (8,428)    (5,477)
                                                            --------   --------

NET (DECREASE) IN CASH AND CASH EQUIVALENTS                  (49,079)    (4,479)

CASH AND CASH EQUIVALENTS - BEGINNING OF YEAR                 49,128     53,607
                                                            --------   --------

CASH AND CASH EQUIVALENTS - END OF YEAR                     $     49   $ 49,128
                                                            ========   ========

    The accompanying notes are an integral part of the financial statements.

                                       5

                                 IEMPOWER, INC.
                               D/B/A MYRICHUNCLE
                         NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

NOTE 1 -    ORGANIZATION AND BASIS OF PRESENTATION

            Iempower, Inc., d/b/a My Rich Uncle (the "Company"), was founded as a specialty finance company that provides students with funds for higher education using its unique approach of analyzing future income potential to profile and provide customized financial products to students. The Company is a Delaware corporation that was formed in 1999. The Company commenced business operations in 2001.

            The Company concentrates on providing consulting, and student loan services to entities and individuals. The Company receives requests for financing from students, for which the Company makes loans or refers to lenders. The company has developed a proprietary data system that is capable of estimating a student's estimated future income, which allows them to lend money to students with a reasonable expectation of repayment and profit.

NOTE 2 -    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

            USE OF ESTIMATES

            The preparation of financial statements in conformity with accounting principles generally accepted in the United States of
            America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and
            disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

            REVENUE RECOGNITION

            Commencing in 2002, the Company started generating revenues. The
            Company records its revenue on the accrual basis, whereby revenue is recognized when earned. The Company in December 31, 2003 and 2002 had earned consulting revenue and had not earned any fees from students.

                                       6

                                 IEMPOWER, INC.
                               D/B/A MYRICHUNCLE
                         NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

NOTE 2 -    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

            CASH AND CASH EQUIVALENTS

            The Company considers all highly liquid debt instruments and other short-term investments with an initial maturity of three months or less to be cash equivalents.

            The Company maintains cash and cash equivalent balances at a financial institution that is insured by the Federal Deposit
            Insurance Corporation up to $100,000.

            FIXED ASSETS

            Fixed assets are stated at cost. Depreciation is computed primarily using the straight-line method over the estimated useful life of the assets.

            Computer network equipment               5 Years

            INCOME TAXES

            The income tax benefit is computed on the pretax income (loss) based on the current tax law. Deferred income taxes are recognized for the tax consequences in future years of differences between the tax basis of assets and liabilities and their financial reporting amounts at each year-end based on enacted tax laws and statutory tax rates.

            ADVERTISING

            Costs of advertising and marketing are expensed as incurred. For the years ending December 31, 2003 and 2002, the company had no advertising or marketing expenses.

            EARNINGS (LOSS) PER SHARE OF COMMON STOCK

            Historical  net income (loss) per common share is computed using the weighted  average  number  of  common  shares  outstanding.  Diluted earnings per share (EPS)  includes  additional  dilution from common stock  equivalents,  such as stock issuable pursuant to the exercise of stock options and warrants.

                                       7

                                 IEMPOWER, INC.
                               D/B/A MYRICHUNCLE
                         NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

NOTE 2 -    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

      EARNINGS PER SHARE OF COMMON STOCK (CONTINUED)

            The following is a reconciliation of the computation for basic and diluted EPS:

                                                    December 31,   December 31,
                                                        2003           2002
                                                    ------------   ------------

            Net income (loss)                       $    (49,274)  $     55,446
                                                    ------------   ------------

            Weighted-average common shares
              Outstanding (Basic)                     10,300,000     10,300,000

            Weighted-average common stock
             equivalents
              Stock options                                   --             --
              Warrants                                        --      6,190,000
                                                    ------------   ------------

            Weighted-average common shares
              Outstanding  (Diluted)                  10,300,000     16,490,000

            There were warrants issued during the years ended
            December 31, 2003 and 2002 for the Company. As of December 31, 2003,
            warrants were not included in the computation of diluted EPS because inclusion would have been antidilutive.

                                       8

                                 IEMPOWER, INC.
                               D/B/A MYRICHUNCLE
                         NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

NOTE 2 -    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

            FAIR VALUE OF FINANCIAL INSTRUMENTS

            The carrying amount reported in the balance sheets for cash and cash equivalents, accounts payable and accrued expenses approximate fair value because of the immediate or short-term maturity of these financial instruments.

            RECENT ACCOUNTING PRONOUNCEMENTS

            In June 2001, the FASB issued Statement No. 142 "Goodwill and Other
            Intangible Assets". This Statement addresses financial accounting and reporting for acquired goodwill and other intangible assets and supersedes APB Opinion No. 17, Intangible Assets. It addresses how intangible assets that are acquired individually or with a group of other assets (but not those acquired in a business combination)
            should be accounted for in financial statements upon their acquisition. This Statement also addresses how goodwill and other intangible assets should be accounted for after they have been initially recognized in the statements. The Company in 2001 impaired an intangible asset for $18,000.

                                       9

                                 IEMPOWER, INC.
                               D/B/A MYRICHUNCLE
                         NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

NOTE 3-     FIXED ASSETS

            Fixed assets consist of the following at December 31, 2003 and 2002:

                                                   2003          2002
                                               ------------  ------------

            Computer network equipment         $    12,405   $     5,476

            Less: accumulated depreciation          (1,911)         (363)
                                               -----------   -----------
            Total fixed assets                 $    10,494   $     5,113
                                               ===========   ===========

            Depreciation expense for the years ended December 31, 2003 and 2002 were $1,547 and $363, respectively.

NOTE 4-     PROVISION FOR INCOME TAXES

            Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due. Deferred taxes related to differences between the basis of assets and liabilities for financial and income tax reporting will either be taxable or deductible when the assets or liabilities are recovered or settled. The difference between the basis of assets and liabilities for financial and income tax reporting are not material therefore, the provision for income taxes from operations consist of income taxes currently payable.

            There were no provision for income taxes for the years ended
            December 31, 2003 and 2002.

                                       10

                                 IEMPOWER, INC.
                               D/B/A MYRICHUNCLE
                         NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

NOTE 4-     PROVISION FOR INCOME TAXES (CONTINUED)

            At December 31, 2003 and 2002, the Company had accumulated deficits approximating $ 442,008 and $ 392,734 respectively, available to offset future taxable income through 2023.

                                                   2003          2002
                                               ------------  ------------

            Provision for taxes                $    176,802  $     157,094
            Valuation for deferred asset           (176,802)      (157,094)
                                               ------------  ------------

            Totals                             $         --  $         --
                                               ============  ============

NOTE 5-     STOCKHOLDERS' EQUITY

            COMMON STOCK
            There were 22,100,000 shares of common stock authorized, with
            10,300,000 shares issued and outstanding at December 31, 2003 and
            2002, respectively. The par value for the common stock is $.001 per share.

            PREFERRED STOCK
            There were 3,000,000 shares of preferred stock authorized, with
            900,000 issued and outstanding as of December 31, 2003 and 2002. The par value for the preferred shares is $.001 per share.

            WARRANTS
            At December 31, 2003 and 2002 there were 7,324,375 and 6,190,000 warrants outstanding respectively.

                                       11

                                 IEMPOWER, INC.
                               D/B/A MYRICHUNCLE
                         NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

NOTE 6-     COMMITMENTS AND CONTINGENCIES

            EMPLOYMENT AGREEMENTS
            The Company has numerous employment agreements with key management personnel. The terms of these agreements range between one and five years.

            RELATED PARTY TRANSACTIONS
            The Company as of December 31 2003 and 2002 had no capital or operating leases. The company pays rent on a monthly basis to a related party. The company can cancel the monthly payment without incurring penalties Rent expense for the years ended December 31,
            2003 and 2002, for the Company was $19,750 and $17,014 respectively.

NOTE 7-     PATENTS

            The Company has a patent pending for a business method. This business method enables the company to provide customized financial products to consumers.

NOTE 8-     SUBSEQUENT EVENTS

            On April 22, 2004 the Company and Pacific Technology, Inc, a
            registrant on the bulletin board OTC BB entered into a share exchange agreement pursuant to which the shareholders of the Company will exchange 100 % of the Company's issued and outstanding shares of capital stock for shares of Pacific Technology, Inc. Promptly after the closing of the transaction Pacific Technology will change its name to MyRichUncle and adopt the MyRichUncle business plan. In addition to conditions to closing customary to such a transaction, the transaction contemplated by the share exchange agreement is subject to the Company receiving executed subscription agreements for the sales of at least 2,500,000 Units. Each unit is comprised
            (of 1 share of common stock of Pacific Technology, Inc., $.001 par value per share, quoted on the OTC Bulletin Board under the symbol
            "PCFT" and one three (3) year callable warrant for each five and three tenths (5.3) Units purchased to purchase one (1) share of common stock of Pacific Technology, Inc., at an exercise price of
            $2.00 per the

                                       12

                                 IEMPOWER, INC.
                               D/B/A MYRICHUNCLE
                         NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

NOTE 8-     SUBSEQUENT EVENTS (CONTINUED)

            share. The respective Boards of Directors and the requisite shareholders of the Company and Pacific Technology, Inc have approved the share exchange agreement and the transactions in regards to the issuance of warrants.

            The Company on May 7, 2004 received executed subscription agreements in the amount of $4,240,000 in exchange for the sale of 2,650,000
            Units.
            Currently the money is in an escrow account. The money will transfer to the Company upon completion of the 100% exchange of the Company's shares for shares in Pacific Technology, Inc. Following the exchange of shares, each Unit will convert into one common share of Pacific
            Technology, Inc and every 5.3 Unit will also convert into 1 callable warrant.

                                       13

                                                                       EXHIBIT f

                                 IEMPOWER, INC.
                               D/B/A MYRICHUNCLE
                        FINANCIAL STATEMENTS - UNAUDITED
                           FOR THE THREE MONTHS ENDED
                            MARCH 31, 2004 AND 2003

                                 IEMPOWER, INC.
                               D/B/A MYRICHUNCLE
                 FOR THREE MONTHS ENDED MARCH 31, 2004 AND 2003

                     INDEX TO FINANCIAL STATEMENTS - UNAUDITED

                                                                   PAGE(S)
                                                                   -------

Accountants' Review Report                                            1

Balance Sheets as of March 31, 2004 - Unaudited                       2

Statements of Operations for the Three Months Ended
    March 31, 2004 and 2003  - Unaudited                              3

Statements of Changes in Stockholders' Equity for the Three
    Months Ended March 31, 2004 and 2003 - Unaudited                  4

Statements of Cash Flows for the Three Months Ended
    March  31, 2004 and 2003  - Unaudited                             5

Notes to Financial Statements                                        6-14

                           ACCOUNTANTS' REVIEW REPORT

To the Stockholders
Iempower, Inc.
D/b/a MyRichUncle
140 Broadway, 46th Floor
NY, NY 10005

We have reviewed the accompanying balance sheets of Iempower, Inc. d/b/a
MyRichUncle as of March 31, 2004 and 2003, and the related statements of operations, changes in stockholders' equity (deficit), and cash flows for the three months ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public
Accountants. All information included in these financial statements is the responsibility of the Company's management.

A review consists principally of inquiries of company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with auditing standards generally accepted in the United
States of America, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the financial statements referred to above in order for them to be in conformity with accounting principles generally accepted in the United States of
America.

/s/ BAGELL, JOSEPHS & COMPANY, LLC
----------------------------------
BAGELL, JOSEPHS & COMPANY, LLC
Certified Public Accountants
Gibbsboro, New Jersey

May 25, 2004

                                 IEMPOWER, INC.
                               D/B/A MYRICHUNCLE
                           BALANCE SHEETS - UNAUDITED
                                 MARCH 31, 2004

                                     ASSETS

                                                           2004          2003
                                                         ---------    ---------

Current Assets:
  Cash and cash equivalents                              $  16,810    $  30,742
  Prepaid expenses and other current assets                  2,001        1,527
                                                         ---------    ---------

    Total Current Assets                                    18,811       32,269
                                                         ---------    ---------

  Fixed assets, net of depreciation                         10,026        4,840
                                                         ---------    ---------

TOTAL ASSETS                                             $  28,837    $  37,109
                                                         =========    =========

                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

LIABILITIES
Current Liabilities:
  Accounts payable and accrued expenses                  $  11,651    $   2,626
  Short term advances                                       30,500           --
                                                         ---------    ---------

      Total Current Liabilities                             42,151        2,626
                                                         ---------    ---------

      TOTAL LIABILITIES                                     42,151        2,626
                                                         ---------    ---------

STOCKHOLDERS' EQUITY

Preferred Stock, .001 par value; 3,000,000 shares
    authorized and 900,000 shares issued and
    outstanding at March 31, 2004 and 2003,
    respectively                                               900          900

Common Stock, .001 par value; 22,100,000 shares
    authorized and 10,300,000 shares issued and
    outstanding at March 31, 2004 and 2003,
    respectively                                            10,300       10,300

  Additional paid-in capital                               438,800      438,800
  Deficit                                                 (463,314)    (415,517)
                                                         ---------    ---------

      TOTAL STOCKHOLDERS' EQUITY (DEFICIT)                 (13,314)      34,483
                                                         ---------    ---------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY               $  28,837    $  37,109
                                                         =========    =========

    The accompanying notes are an integral part of the financial statements.

                                       2

                                 IEMPOWER, INC.
                               D/B/A MYRICHUNCLE
                      STATEMENTS OF OPERATIONS - UNAUDITED
               FOR THE THREE MONTHS ENDED MARCH 31, 2004 AND 2003

                                                        2004           2003
                                                    ------------   ------------

OPERATING REVENUES
   Consulting income                                $        932   $         --
                                                    ------------   ------------

OPERATING EXPENSES
   General and administrative expenses                    20,270         21,010
   Depreciation and amortization                             468            273
                                                    ------------   ------------
       TOTAL OPERATING EXPENSES                           20,738         21,283
                                                    ------------   ------------

NET LOSS                                                 (19,806)       (21,283)

OTHER INCOME (LOSS)
   Unrealized loss on investment                          (1,500)        (1,500)
                                                    ------------   ------------
       TOTAL OTHER LOSS                                   (1,500)        (1,500)
                                                    ------------   ------------

NET LOSS BEFORE PROVISION FOR INCOME TAXES               (21,306)       (22,783)
      Provision for Income Taxes                              --             --
                                                    ------------   ------------

NET LOSS APPLICABLE TO COMMON SHARES                $    (21,306)  $    (22,783)
                                                    ============   ============

NET LOSS PER BASIC AND DILUTED SHARES               $     (0.002)  $     (0.002)
                                                    ============   ============

WEIGHTED AVERAGE OF COMMON SHARES OUTSTANDING         10,300,000     10,300,000
                                                    ============   ============

    The accompanying notes are an integral part of the financial statements.

                                       3

                                 IEMPOWER, INC.
                               D/B/A MYRICHUNCLE
            STATEMENTS OF STOCKHOLDERS' EQUITY - UNAUDITED (DEFICIT)
               FOR THE THREE MONTHS ENDED MARCH 31, 2004 AND 2003

                              PREFERRED STOCK             COMMON STOCK         ADDITIONAL
                            SHARES      AMOUNT         SHARES      AMOUNT   PAID - IN CAPITAL    (DEFICIT)      TOTAL
                            ------      ------         ------      ------   -----------------    ---------      -----
Balance, January 1, 2002    900,000   $      900     10,300,000  $  10,300  $         438,800  $  (392,734)  $   57,266

Net (loss) for period            --           --             --         --                 --      (22,783)     (22,783)
                          ---------   ----------   ------------  ---------  -----------------  -----------   ----------

Balance, March 31, 2003     900,000   $      900     10,300,000  $  10,300  $         438,800  $  (415,517)  $   34,483
                          =========   ==========   ============  =========  =================  ===========   ==========

Balance, January 1, 2004    900,000   $      900     10,300,000  $  10,300  $         438,800  $  (442,008)  $    7,992

Net (loss) for period                                                                              (21,306)     (21,306)
                          ---------   ----------   ------------  ---------  -----------------  -----------   ----------

Balance, March 31, 2004     900,000   $      900     10,300,000  $  10,300  $         438,800  $  (463,314)  $  (13,314)
                          =========   ==========   ============  =========  =================  ===========   ==========

    The accompanying notes are an integral part of the financial statements.

                                       4

                                 IEMPOWER, INC.
                               D/B/A MYRICHUNCLE
                      STATEMENTS OF CASH FLOWS - UNAUDITED
               FOR THE THREE MONTHS ENDED MARCH 31, 2004 AND 2003

                                                              2004       2003
                                                            --------   --------

CASH FLOWS FROM OPERATING ACTIVITIES
   Net loss                                                 $(21,306)  $(22,783)
                                                            --------   --------

ADJUSTMENTS TO RECONCILE NET LOSS TO NET CASH
   (USED BY) OPERATING ACTIVITIES:
     Depreciation and amortization                               468        273
     Unrealized loss on investment                             1,500      1,500
  CHANGES IN ASSETS AND LIABILITIES
     (Increase) in prepaid expenses and other assets          (2,001)      (250)
     Increase in accounts payable and accrued expenses         9,100      2,874
                                                            --------   --------
     Total adjustments                                         9,067      4,397
                                                            --------   --------

          NET CASH (USED IN) OPERATING ACTIVITIES            (12,239)   (18,386)
                                                            --------   --------

CASH FLOWS FROM INVESTING ACTIVITIES
   (Increase) in investment                                   (1,500)        --
    Advances                                                  30,500         --
                                                            --------   --------
          NET CASH (USED IN) INVESTING ACTIVITIES             29,000         --
                                                            --------   --------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS          16,761    (18,386)

CASH AND CASH EQUIVALENTS -
   BEGINNING OF PERIOD                                            49     49,128
                                                            --------   --------

CASH AND CASH EQUIVALENTS - END OF PERIOD                   $ 16,810   $ 30,742
                                                            ========   ========

    The accompanying notes are an integral part of the financial statements.

                                       5

                                 IEMPOWER, INC.
                               D/B/A MYRICHUNCLE
                   NOTES TO FINANCIAL STATEMENTS - UNAUDITED
               FOR THE THREE MONTHS ENDED MARCH 31, 2004 AND 2003

NOTE 1 -    ORGANIZATION AND BASIS OF PRESENTATION

            The unaudited interim financial statements included herein have been prepared by Iempower, Inc d/b/a MyRichUncle ("the Company") without audit pursuant to the rules and regulations of the Securities and
            Exchange Commission ("the SEC"). Certain information and footnote disclosures normally included in the financial statements prepared in accordance with accounting principles generally accepted in the
            United States of America have been condensed or omitted as allowed by such rules and regulations and the Company believes that the disclosures are adequate to make the information presented not misleading. It is suggested that these financial statements be read in conjunction with the December 31, 2003 audited financial statements and the accompanying notes thereto. While management believes the procedures followed in preparing these financial statements are reasonable, the accuracy of the amounts are in some respects dependent upon the facts that will exist, and procedures that will be accomplished by the Company later in the year.

            Iempower, Inc., d/b/a My Rich Uncle, was founded as a specialty finance company. The Company is a Delaware corporation that was formed in 1999. The Company commenced business operations in 2001.

            The Company concentrates on providing consulting, and student loan services to entities and individuals. The Company receives requests for financing from students, for which the Company makes loans or refers to lenders. The company has developed a proprietary data system that is capable of estimating a student's estimated future income, which allows them to lend money to students with a reasonable expectation of repayment and profit.

                                       6

                                 IEMPOWER, INC.
                               D/B/A MYRICHUNCLE
             NOTES TO FINANCIAL STATEMENTS - UNAUDITED (CONTINUED)
               FOR THE THREE MONTHS ENDED MARCH 31, 2004 AND 2003

NOTE 2 -    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

            USE OF ESTIMATES

            The preparation of financial statements in conformity with accounting principles generally accepted in the United States of
            America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and
            disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

            REVENUE RECOGNITION

            The Company records its revenue on the accrual basis, whereby revenue is recognized when earned.

            CASH AND CASH EQUIVALENTS

            The Company considers all highly liquid debt instruments and other short-term investments with an initial maturity of three months or less to be cash equivalents.

            The Company maintains cash and cash equivalent balances at a financial institution that is insured by the Federal Deposit
            Insurance Corporation up to $100,000.

                                       7

                                 IEMPOWER, INC.
                               D/B/A MYRICHUNCLE
             NOTES TO FINANCIAL STATEMENTS - UNAUDITED (CONTINUED)
               FOR THE THREE MONTHS ENDED MARCH 31, 2004 AND 2003

NOTE 2 -    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

            FIXED ASSETS

            Fixed assets are stated at cost. Depreciation is computed primarily using the straight-line method over the estimated useful life of the assets.

            Computer network equipment                    5 Years

            INCOME TAXES

            The income tax benefit is computed on the pretax income (loss) based on the current tax law. Deferred income taxes are recognized for the tax consequences in future years of differences between the tax basis of assets and liabilities and their financial reporting amounts at each year-end based on enacted tax laws and statutory tax rates.

            ADVERTISING

            Costs of advertising and marketing are expensed as incurred. For the three month periods ending March 31, 2004 and 2003 the company had no advertising or marketing expenses.

            EARNINGS (LOSS) PER SHARE OF COMMON STOCK

            Historical net income (loss) per common share is computed using the weighted average number of common shares outstanding. Diluted earnings per share (EPS) includes additional dilution from common stock equivalents, such as stock issuable pursuant to the exercise of stock options and warrants.

                                       8

                                 IEMPOWER, INC.
                               D/B/A MYRICHUNCLE
             NOTES TO FINANCIAL STATEMENTS - UNAUDITED (CONTINUED)
               FOR THE THREE MONTHS ENDED MARCH 31, 2004 AND 2003

NOTE 2 -    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

            EARNINGS PER SHARE OF COMMON STOCK (CONTINUED)

            The following is a reconciliation of the computation for basic and diluted EPS:

                                                 March 31,     March 31,
                                                   2004           2003
                                               ------------  ------------

            Net (loss)                         $    (21,306) $    (21,283)

            Weighted - average common shares
                 Outstanding (Basic)             10,300,000    10,300,000

            Weighted - average common stock
               equivalents:
                  Stock options                          --            --
                  Warrants                               --            --
                                               ------------  ------------

            Weighted - average common shares
               outstanding (Diluted)             10,300,000    10,300,000
                                               ============  ============

            As of March 31, 2004 and 2003, there were 7,324,375 and 6,190,020 warrants outstanding, respectively that can be exercised at varied prices. For March 31, 2004 and 2003, warrants were not included in the computation of diluted EPS because inclusion would have been antidilutive.

                                       9

                                 IEMPOWER, INC.
                               D/B/A MYRICHUNCLE
             NOTES TO FINANCIAL STATEMENTS - UNAUDITED (CONTINUED)
               FOR THE THREE MONTHS ENDED MARCH 31, 2004 AND 2003

NOTE 2 -    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

            FAIR VALUE OF FINANCIAL INSTRUMENTS

            The carrying amount reported in the balance sheets for cash and cash equivalents, accounts payable and accrued expenses approximate fair value because of the immediate or short-term maturity of these financial instruments.

            RECENT ACCOUNTING PRONOUNCEMENTS

            In June 2001, the FASB issued Statement No. 142 "Goodwill and Other
            Intangible Assets". This Statement addresses financial accounting and reporting for acquired goodwill and other intangible assets and supersedes APB Opinion No. 17, Intangible Assets. It addresses how intangible assets that are acquired individually or with a group of other assets (but not those acquired in a business combination)
            should be accounted for in financial statements upon their acquisition. This Statement also addresses how goodwill and other intangible assets should be accounted for after they have been initially recognized in the statements. The Company in 2001 impaired an intangible asset for $18,000.

                                       10

                                 IEMPOWER, INC.
                               D/B/A MYRICHUNCLE
             NOTES TO FINANCIAL STATEMENTS - UNAUDITED (CONTINUED)
               FOR THE THREE MONTHS ENDED MARCH 31, 2004 AND 2003

NOTE 3-     FIXED ASSETS

            Fixed assets consist of the following at March 31, 2004 and 2003:

                                                   2004          2003
                                               ------------  ------------

            Computer network equipment         $     12,405  $      5,477

            Less: accumulated depreciation           (2,379)         (637)
                                               ------------  ------------
            Total fixed assets                 $     10,026  $      4,840
                                               ============  ============

            Depreciation expense for the three months ended March 31, 2004 and
            2003 were $468 and $273, respectively.

NOTE 4-     PROVISION FOR INCOME TAXES

            Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due. Deferred taxes related to differences between the basis of assets and liabilities for financial and income tax reporting will either be taxable or deductible when the assets or liabilities are recovered or settled. The difference between the basis of assets and liabilities for financial and income tax reporting are not material therefore, the provision for income taxes from operations consist of income taxes currently payable.

                                       11

                                 IEMPOWER, INC.
                               D/B/A MYRICHUNCLE
             NOTES TO FINANCIAL STATEMENTS - UNAUDITED (CONTINUED)
               FOR THE THREE MONTHS ENDED MARCH 31, 2004 AND 2003

NOTE 4-     PROVISION FOR INCOME TAXES (CONTINUED)

            There were no provision for income taxes for the three months ended
            March 31, 2004 and 2003.

            At March 31, 2004 and 2003, the Company had accumulated deficits approximating $ 463,314 and $ 415,517, respectively.

            Provision for taxes                $   181,366   $  165,497
            Valuation for deferred assets         (181,366)    (165,497)
                                               -----------   ----------

            Totals                             $        --   $       --
                                               ===========   ==========

NOTE 5-     STOCKHOLDERS' EQUITY

            COMMON STOCK

            There were 22,100,000 shares of common stock authorized, with
            10,300,000 shares issued and outstanding at March 31, 2004 and 2003, respectively. The par value for the common stock is $.001 per share.

            PREFERRED STOCK

            There were 3,000,000 shares of preferred stock authorized, with
            900,000 issued and outstanding as of March 31, 2004 and 2003. The par value for the preferred shares is $.001 per share.

            WARRANTS

            At March 31, 2004 and 2003 there were 7,324,375 and 6,190,000 warrants outstanding respectively.

                                       12

                                 IEMPOWER, INC.
                               D/B/A MYRICHUNCLE
             NOTES TO FINANCIAL STATEMENTS - UNAUDITED (CONTINUED)
               FOR THE THREE MONTHS ENDED MARCH 31, 2004 AND 2003

NOTE 6-     COMMITMENTS AND CONTINGENCIES

            EMPLOYMENT AGREEMENTS

            The Company has numerous employment agreements with key management personnel. The terms of these agreements range between one and five years.

            RELATED PARTY TRANSACTIONS

            The Company as of March 31 2004 and 2003 had no capital or operating leases. The company pays rent on a monthly basis to a related party.
            The company, at its discretion, can cancel the monthly rent agreement without incurring penalties Rent expense for the three months ended March 31, 2004 and 2003 was $9,100 and $8,750, respectively.

NOTE 7-     PATENTS

            The Company has a patent pending for a business method. This business method enables the company to provide customized financial products to consumers.

NOTE 8 -    SUBSEQUENT EVENTS

            The Company and Pacific Technology, Inc, have entered into a share exchange agreement pursuant to which the shareholders of the Company will exchange 100 % of the Company's issued and outstanding shares of capital stock for shares of Pacific Technology, Inc. Promptly after the closing of the transaction Pacific Technology will change its name to MyRichUncle and adopt the MyRichUncle business plan. In addition to conditions to closing customary to such a transaction, the transaction contemplated by the share exchange agreement is subject to the Company receiving executed subscription agreements for the sales of at least 2,500,000 Units. Each unit is comprised of
            1 share of common stock of Pacific Technology, Inc., $.001 par value per share, quoted on the OTC Bulletin Board under the symbol "PCFT"
            and one three (3) year callable warrant for each five and three tenths (5.3) Units purchased to purchase

                                       13

                                 IEMPOWER, INC.
                               D/B/A MYRICHUNCLE
             NOTES TO FINANCIAL STATEMENTS - UNAUDITED (CONTINUED)
               FOR THE THREE MONTHS ENDED MARCH 31, 2004 AND 2003

NOTE 8 -    SUBSEQUENT EVENTS (CONTINUED)

            one (1) share of common stock of Pacific Technology, Inc., at an exercise price of $2.00 per the share. The respective Boards of
            Directors and the requisite shareholders of the Company and Pacific
            Technology, Inc have approved the share exchange agreement and the transactions in regards to the issuance of warrants.

            The Company on May 7, 2004 received executed subscription agreements in the amount of $4,240,000 in exchange for the sale of 2,650,000
            Units. Currently the money is in an escrow account. The money will transfer to the Company upon completion of the 100% exchange of the
            Company's shares for shares in Pacific Technology, Inc. Following the exchange of shares, each Unit will convert into one common share of Pacific Technology, Inc. and every 5.3 Unit will also convert into 1 callable warrant. The company will exchange its shares with
            Pacific Technology, Inc. upon the completion and filing of audited statements for the years ending December 31, 2003, and 2002 and a review for the quarter ending March 31, 2004 and March 31, 2003 respectively.

            The company received a bridge loan of $750,000 on April 1, 2004.

                                       14